UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

October 31, 2010

Nuveen High Yield Municipal Bond Fund	Nuveen All-American Municipal Bond Fund	Nuveen Insured Municipal Bond Fund	Nuveen Intermediate Duration Municipal Bond Fund	Nuveen Limited Term Municipal Bond Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors. Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $160 billion of assets across several high-quality affiliates, will manage a combined total of about $185 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more encouraging note, while the global recovery is expanding existing trade imbalances, policy makers in the leading economies are making a sustained effort to create a global framework through which various countries can take complimentary actions that should reduce those imbalances over time.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are implementing another round of quantitative easing, a novel approach to provide support to the economy. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit the Fed’s ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s intervention in the financial markets and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. The continued corporate earnings recovery and recent electoral results are giving a boost to equity markets. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted last summer has the potential to address many of the most significant contributors to the financial crisis, although the details still have to be worked out.

In this difficult environment your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 22, 2010

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s, or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Recently, portfolio managers John Miller, Johnathan Wilhelm and Paul Brennan examined key investment strategies and the performance of the Funds. John Miller, who has 15 years of investment experience, has managed the Nuveen High Yield Municipal Bond Fund since 2000. Johnathan Wilhelm, with 20 years of investment experience, managed the Nuveen All-American Municipal Bond Fund since 2006. Paul Brennan, with 20 years of investment experience, managed the Nuveen Limited Term Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund since 2006 and the Nuveen Intermediate Duration Municipal Bond Fund since 2007.

Since the close of this reporting period, Johnathan Wilhelm has left Nuveen Asset Management and no longer manages the Nuveen All-American Municipal Bond Fund. John Miller is now the portfolio manager for the Nuveen All-American Municipal Bond Fund.

How did the Funds perform during the six-month reporting period ended October 31, 2010?

The table on page six provides Class A Share total returns for the five Funds for the six-month, one-year, five-year and ten-year reporting periods ending October 31, 2010. Each Fund’s total returns are compared with the returns of its corresponding Standard & Poor’s (S&P) index and the appropriate Lipper peer fund category average.

Nuveen High Yield Municipal Bond Fund

During the six months ending October 31, 2010, the Nuveen High Yield Municipal Bond Fund returned 6.50% (Class A Shares at net asset value). In comparison, the unmanaged S&P High Yield Municipal Bond Index returned 5.76% and the Lipper High Yield Municipal Debt Funds Average returned 5.56% during the same period.

During the six-month period, municipal bond interest rates fell modestly, while credit spreads between AAA-rated bonds and BBB-rated issues — meaning the premium investors demand for taking on increased credit risk — narrowed slightly. Although it was limited, this movement in interest rates and credit spreads was in a favorable direction for high-yield municipal securities.

Against this backdrop, the Fund’s relative performance was aided primarily by three factors. First, the portfolio had a longer duration than the S&P Index, meaning that it was positioned to benefit to a greater extent than the Index from a continued drop in interest rates. Second, the Fund enjoyed a higher level of income than the Index. In part, this was because we were able to obtain attractively priced securities offering unusually high yields during the financial crisis in late 2008. Third, the Fund was helped by narrowing credit spreads in several sectors in which the Fund has tended to be overweighted. Our

2	Nuveen Investments

1	An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term interest at a rate that varies inversely with a short-term interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Fund invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

allocation to areas such as health care, land-secured bonds and certain industrial development revenue (IDR) bonds added to results, lifted by the stable credit environment and the relative liquidity of these sectors.

On the negative side, the Fund’s duration was slightly longer than desired, so the Fund employed hedged positions using long-term interest-rate swaps as a way to shorten the duration without having to sell longer-dated bonds in the portfolio we wanted to keep. These hedged positions can temper the effects of rising interest rates and can be expected to support performance during such circumstances in the future. Unfortunately, when rates continued to decline during the period, these interest-rate swaps did not perform well.

Also, while most of the Fund’s individual bonds performed favorably overall, several portfolio positions lagged our expectations during the period. For example, the Fund’s holdings in IDR bonds for TXU Energy, Ohio solid-waste disposal facility bonds and a handful of Florida land-secured bonds declined during the period as investors grew concerned about the issuers’ credit quality. We continued to own the TXU and the Ohio facility bonds at the end of the period, but we sold several of the land-secured bonds because we felt the potential for recovery would be too far in the future and that better investment opportunities could be found elsewhere.

Nuveen All-American Municipal Bond Fund

The Nuveen All-American Municipal Bond Fund gained 5.18% (Class A Shares at net asset value) during the six-month reporting period ending October 31, 2010, outpacing the 4.05% return of the unmanaged S&P National Municipal Bond Index and the 3.80% gain of the Lipper General Municipal Debt Funds Average, during the same time frame.

The leading factor contributing to the Fund’s solid performance was a relatively long duration. Specifically, the Fund benefited from having less exposure to very short-duration bonds, which are not particularly sensitive to declining interest rates and therefore underperformed their longer-dated counterparts in the falling rate environment. This relative underexposure compared to the portfolio’s benchmark proved helpful. Correspondingly, the Fund’s overweighting in long-intermediate duration bonds boosted performance, because these bonds performed well amidst declining interest rates.

The Fund’s position in an inverse floating rate security1 also provided a noteworthy positive impact on performance. Because inverse floaters tend to have longer durations, their increased interest-rate sensitivity added to the Fund’s returns during the past six months.

The Fund’s sector and credit-quality allocations relative to the benchmark also supported positive performance. On a sector basis, the Fund’s biggest advantage was our positioning in “other revenue” bonds, a category that consists largely of special-taxing-district bonds. Other noteworthy sectors that added to results were health care, utility and corporate-backed industrial development revenue (IDR) issues. In terms of the portfolio’s rating allocation, the Fund was overweighted in bonds with credit ratings of BBB and BB. During the period, lower-rated credits continued to outpace their higher-quality counterparts, as investors looked for securities offering greater levels of income in a declining interest-rate environment.

Nuveen Investments	3

While most factors added to performance during the period, one important detractor in relative terms was the Fund’s hedged positions in interest-rate swaps. As mentioned in the Nuveen High Yield Municipal Bond Fund section, we used derivative securities to shorten the portfolio’s duration to keep it closer to that of our benchmark, and these securities provided a way to accomplish this goal without having to sell longer-dated securities that we wished to continue owning. However, because they are short-duration securities, these interest-rate swaps ended up performing relatively poorly compared to the Fund’s longer-dated holdings.

Nuveen Insured Municipal Bond Fund

The Nuveen Insured Municipal Bond Fund gained 3.64% (Class A Shares at net asset value) during the period, trailing a return of 4.14% for the unmanaged S&P Insured Municipal Bond Index, but outperforming the Lipper Insured Municipal Debt Funds Average which gained 3.53%.

Declining interest rates had the biggest impact on the Fund’s performance. As interest rates fell, the Fund benefited from having a longer duration than the S&P Index but this was partly offset by a sub-optional maturity allocation (yield curve positioning) among the portfolio’s holdings (see comment regarding the portfolio’s pre-refunded bond holdings below). Longer-duration investments perform better when interest rates are falling, so as bond prices went up, the Fund’s holdings rose along with the market. The Fund’s relative overweighting in health care bonds was also a plus. This sector includes a significant proportion of lower-rated bonds. While the vast majority of the Fund’s positions were either insured or of very high credit quality, the Fund’s exposure to these lower-rated securities boosted returns as they outperformed higher-rated issues during the period.

The primary source of the Fund’s underperformance relative to the S&P Index came from the portfolio’s fairly high allocation to pre-refunded bonds, which amounted to roughly 13% of the portfolio as of October 31, 2010. Because these bonds have very short maturities and very high credit quality, they were relatively weak performers during a period, when longer-duration, lower-quality securities tended to lead the market.

Nuveen Intermediate Duration Municipal Bond Fund

During the six-month period ending October 31, 2010, the Nuveen Intermediate Duration Municipal Bond Fund returned 3.23% (Class A Shares at net asset value). This result lagged that of the unmanaged S&P Intermediate Municipal Bond Index, which returned 4.23%, and the Lipper Intermediate Municipal Debt Funds Average, which returned 3.49% during the same time span.

As with the Insured Municipal Bond Fund, the decline in interest rates had a helpful impact on the Fund’s performance. Bonds with maturities between five and ten years especially benefited from the favorable interest-rate conditions, and the Fund’s exposure to bonds on this part of the yield curve proved quite positive for results.

Another positive factor was the Fund’s credit rating allocation. We maintained a significant exposure to bonds rated BBB — roughly 15% of the portfolio as of October 31, 2010. These bonds make up the lowest credit-quality segment among investment-grade bonds, and they rose in price as investors favored the higher yields offered by lower-rated bonds amid declining interest rates.

4	Nuveen Investments

However, the Fund’s results were hampered by its overall unfavorable yield curve positioning. To maintain an average intermediate portfolio duration, we adopted a “barbell” strategy. In other words, the Fund owned a sizeable number of shorter-duration bonds, which were offset with longer-duration bonds. But because short-term interest rates remained essentially flat, the Fund’s exposure to short-term bonds — at the expense of better-performing intermediate- and longer-duration bonds — meant that we sacrificed some potential upside. A secondary negative influence on relative performance came from unfavorable security selection, as some of our portfolio holdings failed to keep pace with the intermediate municipal bond market as a whole.

Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund gained 2.84% (Class A Shares at net asset value) during the six months ended October 31, 2010, matching the performance of the unmanaged S&P Short-Intermediate Municipal Bond Index and outperforming the 2.44% return of the Lipper Short Intermediate Municipal Debt Funds Average.

Our duration positioning was a big positive influence on the Fund’s performance during the past six months. As in the Nuveen Intermediate Duration Municipal Bond Fund, we adopted a “barbell” strategy of balancing our shorter-maturity holdings with bonds at the longer end of our limited-term investment universe. This approach was more successful in this portfolio, however, because we owned a better mix of longer-dated bonds that benefited from the environment of declining interest rates. Another positive factor for performance was our exposure to lower-rated issues. At period end, about 17% of the portfolio was held in bonds with credit ratings of BBB and below. As noted earlier, lower-rated bonds outperformed higher-grade issues during the six-month period, reflecting investors’ willingness to accept more credit risk in exchange for higher income.

There were a few notable corresponding negatives that detracted from performance, including a handful of individual bond issues that failed to perform as well as the overall market. In addition, the Fund’s relatively modest holdings of pre-refunded bonds — roughly 8% of the portfolio at period end — hampered results. Given these securities’ high degree of credit quality and very short maturities, both of were negative factors for performance in this market environment.

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1	The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the investment-grade municipal bond market. The S&P High Yield Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that are non-rated or whose ratings are BB+ by S&P and BA-1 by Moody’s or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. The S&P Insured Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that are insured. This index does not contain bonds that are pre-refunded or escrowed to maturity. The S&P Intermediate Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that mature between 3 and 14.999 years. The S&P Short-Intermediate Municipal Bond Index contains all bonds in the S&P National Municipal Bond Index that mature between 1 and 7.999 years. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

2	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper High Yield Municipal Debt Funds Average contained only 3, should be 4 funds for the 6-month, 1-year, 5-year and 10-year periods ended October 31, 2010, respectively. The Lipper General Municipal Debt Funds Average had 249, 245, 203 and 162 funds; the Lipper Insured Municipal Debt Funds Average had 30, 30, 26 and 25 funds; the Lipper Intermediate Municipal Debt Funds Average had 167, 154, 121 and 75 funds and the Lipper Short-Intermediate Municipal Debt Funds Average had 46, 44, 35 and 26 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper category.

Class A Shares – Average Annual Total Returns as of 10/31/10

	Cumulative 6-Month	Average Annual
Fund		1-Year	5-Year	10-Year
Nuveen High Yield Municipal Bond Fund
A Shares at NAV	6.50%	15.07%	-0.05%	4.71%
A Shares at Offer	2.03%	10.26%	-0.91%	4.26%
Standard & Poor’s (S&P) High Yield Municipal Bond Index[1]	5.76%	13.70%	3.63%	5.46%
Lipper High Yield Municipal Debt Funds Average[2]	5.56%	11.38%	2.60%	4.42%
Nuveen All-American Municipal Bond Fund
A Shares at NAV	5.18%	10.64%	4.88%	5.33%
A Shares at Offer	0.73%	6.04%	3.98%	4.88%
Standard & Poor’s (S&P) National Municipal Bond Index[1]	4.05%	8.06%	4.98%	5.58%
Lipper General Municipal Debt Funds Average[2]	3.80%	7.65%	3.87%	4.53%
Nuveen Insured Municipal Bond Fund
A Shares at NAV	3.64%	7.05%	4.01%	4.64%
A Shares at Offer	-0.76%	2.56%	3.11%	4.20%
Standard & Poor’s (S&P) Insured Municipal Bond Index[1]	4.14%	8.05%	4.96%	5.70%
Lipper Insured Municipal Debt Funds Average[2]	3.53%	7.02%	3.68%	4.40%
Nuveen Intermediate Duration Municipal Bond Fund
A Shares at NAV	3.23%	6.87%	4.33%	4.55%
A Shares at Offer	0.11%	3.71%	3.69%	4.23%
Standard & Poor’s (S&P) Intermediate Municipal Bond Index[1]	4.23%	8.13%	5.66%	5.66%
Lipper Intermediate Municipal Debt Funds Average[2]	3.49%	6.69%	4.31%	4.53%
Nuveen Limited Term Municipal Bond Fund
A Shares at NAV	2.84%	5.68%	4.17%	4.16%
A Shares at Offer	0.25%	3.08%	3.65%	3.89%
Standard & Poor’s (S&P) Short-Intermediate Municipal Bond Index[1]	2.84%	5.51%	4.99%	4.80%
Lipper Short-Intermediate Municipal Debt Funds Average[2]	2.44%	4.38%	3.78%	3.96%

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a maximum 4.20% sales charge. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

6	Nuveen Investments

What strategies did you use to manage the Funds? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years. Nuveen municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen High Yield Municipal Bond Fund

Going into the reporting period, we were comfortable with the portfolio’s positioning and saw little need to make large-scale shifts to the Fund’s sector weightings. With market conditions improving gradually, we found opportunities to invest in particular bonds whose prices we felt were quite low relative to what we saw as the underlying credit risks. Most of these opportunities came about in the secondary municipal market, largely due to reduced supply in the new-issue municipal bond market. In addition, a number of municipal bond owners sought to sell some of their holdings amid concerns about the credit quality of municipal issuers. This led to a variety of bonds coming into the secondary market whose lower prices reflected the growing pessimism. After conducting thorough credit research and analysis, we were able to find bonds offering attractive levels of income at prices that in our opinion fully compensated us for their risks.

We received a healthy amount of new investment inflows into the Fund during the past six months, enabling us to take advantage of a number of these investment opportunities. New purchases were bonds trading at very low prices with healthy levels of income and the potential for future price appreciation. For example, we recently added a position in bonds for the parking garage at the new Yankee Stadium in New York City. This facility recently opened to disappointing levels of revenue collections, and for that reason the bonds were being sold at depressed levels. Similarly, we added to an existing position in Maryland Economic Development Corporation bonds for the Chesapeake Bay Hyatt. These Eastern Shore hotel and convention center bonds also were selling at a discount, even though we felt that their credit risk was more than fully embedded in the price. In both cases, we were taking a calculated credit risk on bond positions where we believed investors had become too pessimistic, and where we anticipated better future performance.

Nuveen All-American Municipal Bond Fund

We were fairly active in adding new bonds to the portfolio during the period because of significant investment inflows into the Fund. Our approach continued to rely on careful bond-by-bond credit research and, by applying this strategy, we invested across a variety of sectors. We saw particularly good opportunities among health care and special-taxing-district bonds. Supply was particularly strong among hospital bonds, as the issuers of these securities were among the few unable to participate in the federal Build America Bond program. As a result, we saw a number of opportunities in this sector and were able to take advantage of several.

Nuveen Investments	7

Many of our new purchases were BBB-rated bonds, which we felt generally offered good levels of income relative to their credit risk. While credit spreads remained even wider for bonds rated below investment grade (below BBB), we didn’t see the same risk-adjusted performance potential among those bonds as we have seen in previous years and therefore chose to limit our allocation to them. At period end, the Fund’s exposure to BBB-rated bonds stood at 27% of the portfolio.

Many of the positions added during the reporting period were of bonds with maturities of 10 to 20 years, the portion of the yield curve we believed provided the best available values. As we mentioned earlier, we employed interest-rate swaps as a way to hedge interest-rate risk in the Fund and keep the portfolio’s duration relatively close to that of our benchmark without having to sell favorable longer-duration bonds.

Nuveen Insured Municipal Bond Fund

Throughout the period, we worked to keep the Fund’s duration relatively constant. As bonds matured or were called from the portfolio, we reinvested the proceeds into longer-dated bonds. This tactic also enabled us to take advantage of the very steep yield curve. Because longer-maturity bonds were paying significantly higher yields than their shorter-dated counterparts, we felt our shareholders were being suitably compensated for the securities’ increased interest-rate risk.

One of our biggest challenges was the limited availability of suitable bonds, particularly insured bonds with a credit rating of AAA. Since the financial crisis of 2008, all of the major municipal bond insurance agencies saw their ratings downgraded from AAA. This has resulted in a significantly lower allocation to AAA-rated bonds, which accounted for about 22% of the portfolio at period end, and a corresponding increase in our bond holdings rated AA (42% as of October 31, 2010). Another factor that affected the supply of insured securities was the federal Build America Bond program, which diverted issuance away from the tax-exempt municipal market and toward the taxable bond market.

As a result of these two factors, it was difficult to find appropriate insured bonds to add to the portfolio. Accordingly, a number of suitable purchases we made during the reporting period were of non-insured bonds. The Fund is able to invest up to 20% of its portfolio in investment grade non-insured bonds and, given the scarcity of insured issues, we increased our use of this option.

Because of limited supply, investment activity was lighter than in previous reporting periods. When we did make purchases, we focused on several fronts. First, the majority of our new investments were longer term bonds, both to manage the Fund’s duration and to take advantage of their better yields. New purchases focused on a variety of “essential service” bonds we felt were trading at good prices. These included general obligation bonds, tax-appropriation-backed securities and other revenue bonds (typically, issues backed by a government revenue pledge). We also modestly increased our exposure to airport bonds. We saw additional supply in this area, as a temporary holiday from the alternative minimum tax (AMT) prompted more airports to issue bonds. Finally, we saw select opportunities among water/sewer bonds that we believed offered good value for our shareholders.

8	Nuveen Investments

Nuveen Intermediate Duration Municipal Bond Fund

New purchases tended to focus on longer maturities within the intermediate bond investment universe. With the majority of our purchases taking place among bonds with maturities of 10 years and longer. These additions helped extend the portfolio’s duration and bring it closer to the benchmark, although the duration was still somewhat shorter than we felt was optimal as of period end.

As with the Nuveen Insured Municipal Bond Fund, our new purchases tended to concentrate on bonds that finance essential service projects. We also added some airport bonds to take advantage of what we believed were good values there, and we modestly increased the Fund’s exposure to public-power bonds.

The majority of our new investments had credit ratings of AAA and AA. While lower-rated bonds have done well in recent years, in our opinion their investment values diminished. Although many of our new bonds were rated AAA, the Fund’s overall allocation to AAA-rated debt declined during the past six months, primarily due to the fact that we had a roughly 10% stake in insured bonds backed by Assured Guaranty, whose credit rating was dropped from AAA to AA late in the period. This credit rating downgrade did not have a material effect on the Fund’s performance, but it significantly changed the portfolio’s average credit rating.

Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund experienced substantial new investment activity, causing us to be very active in adding bonds to the portfolio. As with the Nuveen Intermediate Duration and Insured Municipal Bond Funds, we focused our purchases on tax-supported sectors, adding a variety of new general obligation bonds, tax-appropriation bonds and “other revenue” bonds. As with the Intermediate Duration Fund, the majority of our portfolio additions were in AAA- and AA-rated bonds, reflecting our assessment that lower-rated issues within the investment-grade category no longer offered the same level of value they had previously, after several years of strong appreciation. Because of the credit rating downgrade of municipal bond insurer Assured Guaranty from AAA to AA, the Fund’s average credit quality rating declined modestly, although this change had been somewhat anticipated by investors and therefore did not have a meaningful impact on performance.

We maintained the Fund’s “barbell” approach to duration management, with our longer-dated holdings balanced by shorter-duration investments. The bonds we added during the period tended to have maturities between 5 and 10 years, so as to keep the Fund’s maturity/duration profile relatively stable and to take advantage of the steep yield curve, as significantly better yields were available by investing out longer. This barbell approach may change the relative risk profile of the Fund if the shape of the municipal market yield curve changes.

Dividend Information

During the reporting period, the Class B Shares of the Nuveen All-American Municipal Bond Fund and all share classes of the Nuveen Limited Term Municipal Bond Fund

Nuveen Investments	9

experienced dividend decreases in July 2010. There were no dividend changes to the Nuveen High Yield Municipal Bond Fund, the Nuveen Insured Municipal Bond Fund or the Nuveen Intermediate Duration Municipal Bond Fund.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of October 31, 2010, all of the Funds had positive UNII balances, based upon our best estimate, for tax purposes. As of October 31, 2010, the Nuveen High Yield Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund had negative UNII balances and the Nuveen All-American Municipal Bond Fund, Nuveen Insured Municipal Bond Fund and Nuveen Intermediate Duration Municipal Bond Fund had positive UNII balances for financial reporting purposes.

10	Nuveen Investments

Fund Spotlight as of 10/31/10  Nuveen High Yield Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	NHMAX	NHMBX	NHMCX	NHMRX
Net Asset Value (NAV)	$15.99	$15.98	$15.98	$15.99
Latest Dividend[1]	$0.0890	$0.0795	$0.0820	$0.0915
Latest Ordinary Income Distribution[2]	$0.0046	$0.0046	$0.0046	$0.0046
Inception Date	6/07/99	6/07/99	6/07/99	6/07/99

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 10/31/10
A Shares	NAV	Offer
1-Year	15.07%	10.26%
5-Year	-0.05%	-0.91%
10-Year	4.71%	4.26%
B Shares	w/o CDSC	w/CDSC
1-Year	14.26%	10.26%
5-Year	-0.80%	-0.95%
10-Year	4.08%	4.08%
C Shares	NAV
1-Year	14.48%
5-Year	-0.61%
10-Year	4.14%
I Shares	NAV
1-Year	15.38%
5-Year	0.13%
10-Year	4.91%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	6.68%	6.40%
30-Day Yield[3]	6.48%	—
SEC 30-Day Yield[3,4]	—	6.21%
Taxable-Equivalent Yield[4,5]	9.00%	8.63%
B Shares	NAV
Dividend Yield[3]	5.97%
30-Day Yield[3]	5.70%
Taxable-Equivalent Yield[5]	7.92%
C Shares	NAV
Dividend Yield[3]	6.16%
30-Day Yield[3]	5.92%
Taxable-Equivalent Yield[5]	8.22%
I Shares	NAV
Dividend Yield[3]	6.87%
SEC 30-Day Yield[3]	6.69%
Taxable-Equivalent Yield[5]	9.29%

Average Annual Total Returns as of 9/30/10
A Shares	NAV	Offer
1-Year	11.23%	6.54%
5-Year	-0.21%	-1.07%
10-Year	4.78%	4.33%
B Shares	w/o CDSC	w/CDSC
1-Year	10.37%	6.37%
5-Year	-0.96%	-1.11%
10-Year	4.15%	4.15%
C Shares	NAV
1-Year	10.65%
5-Year	-0.76%
10-Year	4.20%
I Shares	NAV
1-Year	11.45%
5-Year	-0.04%
10-Year	4.97%

Portfolio Statistics
Net Assets ($000)	$5,629,717
Average Effective Maturity on Securities (Years)	22.39
Average Duration	9.61

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.87%
Class B	1.62%
Class C	1.42%
Class I	0.67%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid November 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Paid December 4, 2009. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Nuveen Investments	11

Fund Spotlight (continued) as of 10/31/10 Nuveen High Yield Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	24.3%
Health Care	22.0%
Transportation	11.0%
Education and Civic Organizations	8.8%
Utilities	5.8%
Consumer Discretionary	4.6%
Consumer Staples	4.4%
Industrials	4.1%
Other	15.0%

States/U.S. Territories[1]
California	13.3%
Florida	10.3%
Texas	10.1%
Illinois	8.7%
Colorado	6.4%
Ohio	3.5%
New York	3.5%
Michigan	3.2%
Arizona	2.9%
New Jersey	2.6%
Tennessee	2.5%
Indiana	2.3%
Alabama	2.3%
Louisiana	1.9%
Missouri	1.8%
Virginia	1.7%
Oklahoma	1.7%
Pennsylvania	1.7%
Other	19.6%

1	As a percentage of total investments, excluding investments in common stocks and derivatives, as of October 31, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. Because the Fund invests in lower rated municipal bonds, commonly referred to as high yield or junk bonds, which are considered to be speculative, the credit and investment risk is heightened for the Fund. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/10)	$1,065.00	$1,061.90	$1,062.20	$1,066.70	$1,021.07	$1,017.29	$1,018.30	$1,022.08
Expenses Incurred During Period	$4.27	$8.16	$7.12	$3.23	$4.18	$7.98	$6.97	$3.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.37% and .62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12	Nuveen Investments

Fund Spotlight as of 10/31/10 Nuveen All-American Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	FLAAX	FAAMX	FAACX	FAARX
Net Asset Value (NAV)	$10.90	$10.93	$10.90	$10.95
Latest Dividend[1]	$0.0460	$0.0395	$0.0415	$0.0480
Inception Date	10/03/88	2/05/97	6/02/93	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 10/31/10
A Shares	NAV	Offer
1-Year	10.64%	6.04%
5-Year	4.88%	3.98%
10-Year	5.33%	4.88%
B Shares	w/o CDSC	w/CDSC
1-Year	9.73%	5.73%
5-Year	4.10%	3.93%
10-Year	4.70%	4.70%
C Shares	NAV
1-Year	9.97%
5-Year	4.30%
10-Year	4.76%
I Shares	NAV
1-Year	10.84%
5-Year	5.07%
10-Year	5.55%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	5.06%	4.85%
30-Day Yield[2]	4.35%	—
SEC 30-Day Yield[2,3]	—	4.17%
Taxable-Equivalent Yield[3,4]	6.04%	5.79%
B Shares	NAV
Dividend Yield[2]	4.34%
30-Day Yield[2]	3.58%
Taxable-Equivalent Yield[4]	4.97%
C Shares	NAV
Dividend Yield[2]	4.57%
30-Day Yield[2]	3.80%
Taxable-Equivalent Yield[4]	5.28%
I Shares	NAV
Dividend Yield[2]	5.26%
SEC 30-Day Yield[2]	4.57%
Taxable-Equivalent Yield[4]	6.35%

Average Annual Total Returns as of 9/30/10
A Shares	NAV	Offer
1-Year	8.33%	3.75%
5-Year	4.74%	3.85%
10-Year	5.42%	4.97%
B Shares	w/o CDSC	w/CDSC
1-Year	7.55%	3.55%
5-Year	3.96%	3.79%
10-Year	4.78%	4.78%
C Shares	NAV
1-Year	7.78%
5-Year	4.17%
10-Year	4.84%
I Shares	NAV
1-Year	8.53%
5-Year	4.93%
10-Year	5.62%

Portfolio Statistics
Net Assets ($000)	$683,856
Average Effective Maturity on Securities (Years)	18.55
Average Duration	6.65

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.80%
Class B	1.55%
Class C	1.34%
Class I	0.59%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid November 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Nuveen Investments	13

Fund Spotlight (continued) as of 10/31/10 Nuveen All-American Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	22.7%
Health Care	21.4%
Utilities	13.6%
Education and Civic Organizations	8.1%
Transportation	5.5%
Tax Obligation/General	5.3%
Long-Term Care	4.7%
U.S. Guaranteed	3.7%
Other	15.0%

States/U.S. Territories[1]
Illinois	11.7%
California	10.4%
Florida	5.4%
New York	5.4%
Texas	5.3%
Colorado	4.9%
Wisconsin	3.9%
Louisiana	3.7%
New Jersey	3.6%
Michigan	3.3%
Indiana	3.3%
Ohio	3.0%
Georgia	2.7%
Massachusetts	2.5%
New Hampshire	1.9%
South Carolina	1.8%
Kentucky	1.8%
Tennessee	1.7%
Puerto Rico	1.7%
Alabama	1.5%
North Carolina	1.4%
Other	19.1%

1	As a percentage of total investments, excluding investments in derivatives, as of October 31, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/10)	$1,051.80	$1,047.90	$1,049.20	$1,053.80	$1,021.32	$1,017.54	$1,018.60	$1,022.38
Expenses Incurred During Period	$3.98	$7.85	$6.77	$2.90	$3.92	$7.73	$6.67	$2.85

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .77%, 1.52%, 1.31% and .56% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14	Nuveen Investments

Fund Spotlight as of 10/31/10 Nuveen Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	NMBIX	NMBBX	NMBKX	NITNX
Net Asset Value (NAV)	$10.54	$10.56	$10.48	$10.52
Latest Dividend[1]	$0.0375	$0.0310	$0.0325	$0.0390
Latest Ordinary Income Distribution[2]	$0.0002	$0.0002	$0.0002	$0.0002
Inception Date	9/06/94	2/04/97	9/07/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 10/31/10
A Shares	NAV	Offer
1-Year	7.05%	2.56%
5-Year	4.01%	3.11%
10-Year	4.64%	4.20%
B Shares	w/o CDSC	w/CDSC
1-Year	6.14%	2.14%
5-Year	3.22%	3.05%
10-Year	4.01%	4.01%
C Shares	NAV
1-Year	6.37%
5-Year	3.42%
10-Year	4.07%
I Shares	NAV
1-Year	7.14%
5-Year	4.19%
10-Year	4.85%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.27%	4.09%
30-Day Yield[3]	2.91%	—
SEC 30-Day Yield[3,4]	—	2.79%
Taxable-Equivalent Yield[4,5]	4.04%	3.88%
B Shares	NAV
Dividend Yield[3]	3.52%
30-Day Yield[3]	2.15%
Taxable-Equivalent Yield[5]	2.99%
C Shares	NAV
Dividend Yield[3]	3.72%
30-Day Yield[3]	2.36%
Taxable-Equivalent Yield[5]	3.28%
I Shares	NAV
Dividend Yield[3]	4.45%
SEC 30-Day Yield[3]	3.11%
Taxable-Equivalent Yield[5]	4.32%

Average Annual Total Returns as of 9/30/10
A Shares	NAV	Offer
1-Year	5.01%	0.62%
5-Year	3.89%	3.01%
10-Year	4.76%	4.31%
B Shares	w/o CDSC	w/CDSC
1-Year	4.22%	0.22%
5-Year	3.13%	2.96%
10-Year	4.12%	4.12%
C Shares	NAV
1-Year	4.34%
5-Year	3.31%
10-Year	4.19%
I Shares	NAV
1-Year	5.20%
5-Year	4.10%
10-Year	4.98%

Portfolio Statistics
Net Assets ($000)	$885,613
Average Effective Maturity on Securities (Years)	16.58
Average Duration	5.69

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.78%
Class B	1.53%
Class C	1.33%
Class I	0.58%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid November 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Paid December 4, 2009. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Nuveen Investments	15

Fund Spotlight (continued) as of 10/31/10 Nuveen Insured Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	20.0%
Transportation	18.2%
Tax Obligation/General	14.8%
U.S. Guaranteed	14.0%
Health Care	8.8%
Water and Sewer	7.1%
Education and Civic Organizations	6.6%
Utilities	5.5%
Other	5.0%

States/U.S. Territories[1]
California	15.6%
Texas	9.6%
Washington	7.5%
Indiana	5.5%
Illinois	4.9%
Pennsylvania	4.8%
Georgia	4.3%
Florida	4.1%
New York	3.5%
Michigan	3.2%
Massachusetts	3.2%
Ohio	2.9%
New Jersey	2.8%
Colorado	2.7%
Missouri	2.5%
Louisiana	2.1%
Tennessee	1.7%
Other	19.1%

Insurers[2,3]
NPFG[4]	33.9%
AGM	27.8%
FGIC	18.2%
AMBAC	15.8%
Other	4.3%

1	As a percentage of total investments as of October 31, 2010. Holdings are subject to change.

2	As a percentage of total Insured investments as of October 31, 2010. Holdings are subject to change.

3	The Fund intends to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – Insurance, for more information. As of October 31, 2010, 83% of the Fund’s total investments are invested in Insured securities.

4	MBIA’s public finance subsidiary.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/10)	$1,036.40	$1,031.50	$1,032.60	$1,036.30	$1,021.37	$1,017.59	$1,018.60	$1,022.38
Expenses Incurred During Period	$3.90	$7.73	$6.71	$2.87	$3.87	$7.68	$6.67	$2.85

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .76%, 1.51%, 1.31% and .56% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16	Nuveen Investments

Fund Spotlight as of 10/31/10 Nuveen Intermediate Duration Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	I Shares
Fund Symbol	NMBAX	NUMBX	NNSCX	NUVBX
Net Asset Value (NAV)	$9.10	$9.13	$9.12	$9.12
Latest Dividend[1]	$0.0280	$0.0225	$0.0240	$0.0295
Latest Ordinary Income Distribution[2]	$0.0020	$0.0020	$0.0020	$0.0020
Inception Date	6/13/95	2/07/97	6/13/95	11/29/76

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 3.0% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 10/31/10
A Shares	NAV	Offer
1-Year	6.87%	3.71%
5-Year	4.33%	3.69%
10-Year	4.55%	4.23%
B Shares	w/o CDSC	w/CDSC
1-Year	6.07%	2.07%
5-Year	3.54%	3.37%
10-Year	3.92%	3.92%
C Shares	NAV
1-Year	6.17%
5-Year	3.73%
10-Year	3.98%
I Shares	NAV
1-Year	7.07%
5-Year	4.52%
10-Year	4.75%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.69%	3.58%
30-Day Yield[3]	2.21%	—
SEC 30-Day Yield[4,5]	—	2.15%
Taxable-Equivalent Yield[4,5]	3.07%	2.99%
B Shares	NAV
Dividend Yield[3]	2.96%
30-Day Yield[3]	1.46%
Taxable-Equivalent Yield[5]	2.03%
C Shares	NAV
Dividend Yield[3]	3.16%
30-Day Yield[3]	1.67%
Taxable-Equivalent Yield[5]	2.32%
I Shares	NAV
Dividend Yield[3]	3.88%
SEC 30-Day Yield[3]	2.41%
Taxable-Equivalent Yield[5]	3.35%

Average Annual Total Returns as of 9/30/10
A Shares	NAV	Offer
1-Year	5.21%	2.04%
5-Year	4.21%	3.58%
10-Year	4.65%	4.33%
B Shares	w/o CDSC	w/CDSC
1-Year	4.43%	0.43%
5-Year	3.43%	3.25%
10-Year	4.04%	4.04%
C Shares	NAV
1-Year	4.64%
5-Year	3.63%
10-Year	4.09%
I Shares	NAV
1-Year	5.40%
5-Year	4.42%
10-Year	4.87%

Portfolio Statistics
Net Assets ($000)	$2,599,477
Average Effective Maturity on Securities (Years)	8.54
Average Duration	4.20

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.75%
Class B	1.50%
Class C	1.30%
Class I	0.55%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.
1	Paid November 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Paid December 4, 2009. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Nuveen Investments	17

Fund Spotlight (continued) as of 10/31/10 Nuveen Intermediate Duration Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	25.8%
Health Care	15.2%
Tax Obligation/General	14.4%
U.S. Guaranteed	11.5%
Utilities	11.2%
Transportation	7.1%
Consumer Staples	5.3%
Other	9.5%

States/U.S. Territories[1]
New York	10.5%
California	7.9%
Illinois	7.1%
Texas	6.8%
Georgia	5.9%
Massachusetts	5.8%
New Jersey	5.7%
Michigan	5.0%
Louisiana	3.6%
Wisconsin	3.6%
Missouri	2.7%
Arizona	2.6%
Colorado	2.5%
Puerto Rico	2.4%
Alabama	2.4%
Ohio	2.4%
Pennsylvania	2.3%
Washington	2.2%
Other	18.6%

1	As a percentage of total investments as of October 31, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/10)	$1,032.30	$1,028.40	$1,028.30	$1,033.20	$1,021.53	$1,017.74	$1,018.75	$1,022.53
Expenses Incurred During Period	$3.74	$7.57	$6.54	$2.72	$3.72	$7.53	$6.51	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .73%, 1.48%, 1.28% and .53% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18	Nuveen Investments

Fund Spotlight as of 10/31/10 Nuveen Limited Term Municipal Bond Fund

Quick Facts
	A Shares	C Shares	I Shares
Fund Symbol	FLTDX	FLTCX	FLTRX
Net Asset Value (NAV)	$11.01	$10.97	$10.94
Latest Dividend[1]	$0.0245	$0.0215	$0.0260
Latest Ordinary Income Distribution[2]	$0.0014	$0.0014	$0.0014
Inception Date	10/19/87	12/01/95	2/06/97

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 2.5% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 10/31/10

A Shares	NAV	Offer
1-Year	5.68%	3.08%
5-Year	4.17%	3.65%
10-Year	4.16%	3.89%

C Shares	NAV
1-Year	5.25%
5-Year	3.81%
10-Year	3.80%

I Shares	NAV
1-Year	5.79%
5-Year	4.37%
10-Year	4.36%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	2.67%	2.60%
30-Day Yield[3]	1.54%	—
SEC 30-Day Yield[3,4]	—	1.50%
Taxable-Equivalent Yield[4,5]	2.14%	2.08%

C Shares	NAV
Dividend Yield[3]	2.35%
30-Day Yield[3]	1.20%
Taxable-Equivalent Yield[5]	1.67%

I Shares	NAV
Dividend Yield[3]	2.85%
SEC 30-Day Yield[3]	1.75%
Taxable-Equivalent Yield[5]	2.43%

Average Annual Total Returns as of 9/30/10

A Shares	NAV	Offer
1-Year	4.37%	1.76%
5-Year	4.08%	3.57%
10-Year	4.23%	3.97%

C Shares	NAV
1-Year	3.95%
5-Year	3.72%
10-Year	3.86%

I Shares	NAV
1-Year	4.48%
5-Year	4.28%
10-Year	4.42%

Portfolio Statistics
Net Assets ($000)	$2,456,522
Average Effective Maturity on Securities (Years)	4.71
Average Duration	3.42

Expense Ratios
Share Class	Gross Expense Ratios
Class A	0.71%
Class C	1.06%
Class I	0.51%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses but excluding interest expense on floating rate obligations, if any. The expense ratios are those shown in the most recent Fund prospectus.

Refer to the Glossary of Terms used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid November 1, 2010. This is the latest monthly tax-exempt dividend declared during the period covered by this report.

2	Paid December 4, 2009. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Nuveen Investments	19

Fund Spotlight (continued) as of 10/31/10 Nuveen Limited Term Municipal Bond Fund

Bond Credit Quality1

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Portfolio Composition[1]
Tax Obligation/Limited	23.5%
Tax Obligation/General	21.6%
Utilities	12.6%
Health Care	10.6%
U.S. Guaranteed	8.4%
Education and Civic Organizations	7.8%
Transportation	5.1%
Other	10.4%

States/U.S. Territories1

New York	8.5%
Illinois	7.0%
California	6.8%
Pennsylvania	6.8%
Texas	5.9%
Florida	5.3%
New Jersey	5.3%
Arizona	4.5%
Massachusetts	4.0%
Maryland	3.3%
Washington	3.0%
Michigan	2.6%
Ohio	2.6%
North Carolina	2.4%
Georgia	2.4%
Wisconsin	2.2%
Tennessee	2.1%
Minnesota	2.0%
Colorado	2.0%
Indiana	1.9%
Other	19.4%

1	As a percentage of total investments as of October 31, 2010. Holdings are subject to change.

Risk Considerations

Investing in municipal bonds involves interest rate risk, the risk that interest rates will rise, causing bond prices to fall; and credit risk, the risk that an issuer of a municipal bond will be unable to make interest and principal payments. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/10)	$1,028.40	$1,025.90	$1,028.50	$1,021.78	$1,020.01	$1,022.79
Expenses Incurred During Period	$3.48	$5.26	$2.45	$3.47	$5.24	$2.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .68%, 1.03% and .48% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

20	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Municipal Bonds – 102.1%

	Alabama – 2.4%

$16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30	8/20 at 100.00	N/R	$15,639,840

3,065	Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 1954, 12.845%, 4/01/14 (Alternative Minimum Tax) (IF)	No Opt. Call	Aaa	3,515,800

15,780	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	11,657,791

24,950	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	23,074,758

8,050	Butler Industrial Development Board, Alabama, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation, Series 2004, 5.750%, 9/01/28 (Alternative Minimum Tax)	9/14 at 100.00	BBB–	7,839,251

4,315	Courtland Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, International Paper Company, Refunding Series 2006A, 5.000%, 8/01/27 (Alternative Minimum Tax)	8/11 at 100.00	BBB	4,112,195

2,500	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	2,532,075

5,025	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	4,984,197

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
4,000	5.250%, 1/01/12	No Opt. Call	BBB	3,974,640
1,950	5.250%, 1/01/13	No Opt. Call	BBB	1,913,243
5,795	5.250%, 1/01/14	No Opt. Call	BBB	5,652,733
280	5.250%, 1/01/15	No Opt. Call	BBB	270,724
220	5.250%, 1/01/16	1/14 at 100.00	BBB	210,289
5,060	5.250%, 1/01/17	1/14 at 100.00	BBB	4,801,181
3,000	5.250%, 1/01/19	1/14 at 100.00	BBB	2,808,180
2,400	5.500%, 1/01/21 – AGM Insured	1/14 at 100.00	AA+	2,388,720
4,000	5.500%, 1/01/22	1/14 at 100.00	BBB	3,727,480
3,710	5.250%, 1/01/23	1/14 at 100.00	BBB	3,362,299

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital, Series 2006:
1,635	4.750%, 3/01/26	3/16 at 100.00	Baa2	1,536,050
3,025	4.750%, 3/01/36	3/16 at 100.00	Baa2	2,667,748

8,600	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	8,481,922

	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001A:
10	7.650%, 1/01/11 (4)	No Opt. Call	N/R	7,318
2,365	8.125%, 1/01/21 (4)	1/11 at 102.00	N/R	1,732,623
1,420	8.250%, 1/01/31 (4)	1/11 at 102.00	N/R	1,040,746

2,630	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001B, 7.250%, 1/01/06 (4)	No Opt. Call	N/R	1,924,371

1,500	Selma Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2000B, 6.700%, 3/01/24	3/12 at 100.00	BBB	1,516,905

	Sylacauga Health Care Authority, Alabama, Revenue Bonds, Coosa Valley Medical Center, Series 2005A:
2,000	6.000%, 8/01/25	8/15 at 100.00	N/R	1,850,420
13,045	6.000%, 8/01/35	8/15 at 100.00	N/R	11,436,291
146,330	Total Alabama			134,659,790

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alaska – 0.2%

	Alaska Housing Finance Corporation, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3188:
$6,125	1.893%, 12/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA		$6,737,929
2,620	1.893%, 12/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA		2,852,106

1,000	Alaska Municipal Bond Bank Authority, Revenue Bonds, Series 2009, 5.750%, 9/01/33	9/18 at 100.00	Aa3		1,085,170

	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
2,000	5.000%, 6/01/32	6/14 at 100.00	Baa3		1,630,420
50	5.000%, 6/01/46	6/14 at 100.00	Baa3		35,142
11,795	Total Alaska				12,340,767
	Arizona – 2.9%

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health System, Tender Option Bond Trust 2008-1097:
2,590	12.575%, 1/01/29 (IF)	1/18 at 100.00	A+		2,855,864
315	12.327%, 1/01/29 (IF)	1/18 at 100.00	A+		327,219
740	11.907%, 1/01/29 (IF)	1/18 at 100.00	A+		768,705
185	11.907%, 1/01/29 (IF)	1/18 at 100.00	A+		192,176
4,355	11.051%, 1/01/35 (IF)	1/18 at 100.00	A+		4,523,930

672	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/12 at 100.00	N/R		686,078

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005:
1,250	4.625%, 12/01/26	12/15 at 100.00	BBB		1,190,713
1,185	4.625%, 12/01/27	12/15 at 100.00	BBB		1,115,452
1,700	4.700%, 12/01/28	12/15 at 100.00	BBB		1,614,439
345	4.750%, 12/01/29	12/15 at 100.00	BBB		327,936
1,835	4.750%, 12/01/30	12/15 at 100.00	BBB		1,745,911

20,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.000%, 11/01/46 (Mandatory put 11/01/15)	11/10 at 100.00	N/R		19,567,600

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/11 at 103.00	CC		5,545,142

1,720	Maricopa County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Rainbow Valley Landfill Project, Series 1999A, 7.500%, 12/01/20 (Alternative Minimum Tax)	12/10 at 100.00	N/R		1,688,576

1,195	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R	(5)	1,453,012

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R		364,770

4,790	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Tender Option Bond Trust 3525, 17.613%, 7/01/33 (IF)	7/19 at 100.00	AAA		6,058,392

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
150	6.375%, 11/01/13	11/11 at 103.00	N/R		153,174
790	7.250%, 11/01/23	11/11 at 103.00	N/R		793,610
1,710	7.500%, 11/01/33	11/11 at 103.00	N/R		1,718,157

	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B:
3,935	0.000%, 7/01/28 – FGIC Insured	No Opt. Call	AA+		3,999,337
7,985	0.000%, 7/01/29 – FGIC Insured	No Opt. Call	AA+		8,072,995

3,745	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	N/R		3,903,713

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$2,500	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Franklin Phonetic Charter School, Series 2006, 5.750%, 7/01/36	7/16 at 100.00	N/R	$2,098,500

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	552,833

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:
395	6.000%, 6/01/16	No Opt. Call	N/R	393,495
1,365	6.250%, 6/01/26	6/16 at 100.00	N/R	1,249,344
3,000	6.375%, 6/01/36	6/16 at 100.00	N/R	2,631,930

3,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	No Opt. Call	N/R	3,798,550

1,250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45	6/19 at 100.00	BBB–	1,251,575

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BBB–	253,365
475	6.000%, 6/01/36	6/16 at 100.00	BBB–	475,860

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Trust 2835, 16.307%, 3/01/16 (IF)	No Opt. Call	AA	3,325,212

	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008:
2,330	6.625%, 12/01/17	No Opt. Call	N/R	2,266,717
14,060	7.000%, 12/01/27	12/17 at 102.00	N/R	13,569,587

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	A	61,302
80	5.250%, 12/01/28	No Opt. Call	A	80,930
8,120	5.500%, 12/01/29	No Opt. Call	A	8,432,214
8,100	5.000%, 12/01/32	No Opt. Call	A	7,857,243
20,550	5.000%, 12/01/37 (6)	No Opt. Call	A	19,414,202

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
3,000	4.700%, 4/01/22	4/14 at 100.00	N/R	3,035,820
4,425	4.900%, 4/01/32	4/17 at 100.00	N/R	4,244,593

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	9/14 at 100.00	BBB–	1,627,015
1,035	6.125%, 9/01/34	9/14 at 100.00	BBB–	1,039,978

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
100	5.200%, 7/01/13	No Opt. Call	N/R	98,885
1,489	5.400%, 7/01/15	No Opt. Call	N/R	1,450,569
700	5.500%, 7/01/16	No Opt. Call	N/R	674,534
7,586	5.750%, 7/01/22	7/16 at 100.00	N/R	6,798,270
10,413	6.000%, 7/01/30	7/16 at 100.00	N/R	8,771,391

1,435	Winslow Industrial Development Authority, Arizona, Hospital Revenue Bonds, Winslow Memorial Hospital, Series 1998, 5.500%, 6/01/22	12/10 at 100.00	N/R	1,420,392

1,340	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,268,886
171,225	Total Arizona			166,810,093

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas – 0.5%

$1,635	Calhoun County, Arkansas, Solid Waste Disposal Revenue Bonds, Georgia Pacific Corporation Project, Series 2001, 6.375%, 11/01/26 (Alternative Minimum Tax)	11/11 at 101.00	Ba3	$1,640,608

25,480	Little River County, Arkansas, Revenue Refunding Bonds, Georgia-Pacific Corporation, Series 1998, 5.600%, 10/01/26 (Alternative Minimum Tax)	4/11 at 100.00	Ba3	24,742,354
27,115	Total Arkansas			26,382,962
	California – 13.6%

	American Canyon Financing Authority, California, Infrastructure Revenue Bonds, American Canyon Road East AD, Series 2005:
2,000	5.000%, 9/02/30	9/14 at 102.00	N/R	1,711,720
3,390	5.100%, 9/02/35	9/14 at 102.00	N/R	2,845,091

8,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2002A, 5.250%, 9/01/17	9/12 at 102.00	Baa3	7,962,240

2,370	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Tender Option Bond Trust 3145, 18.392%, 5/01/45 - AGM Insured (IF)	5/19 at 100.00	AA+	2,654,495

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	No Opt. Call	N/R	187,604

2,500	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R	2,201,000

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985:
1,085	17.263%, 4/01/31 (IF)	4/17 at 100.00	AA	1,379,436
1,250	17.320%, 4/01/34 (IF)	4/18 at 100.00	AA	1,501,000
2,445	17.314%, 4/01/34 (IF)	4/18 at 100.00	AA	2,935,760
325	17.193%, 4/01/34 (IF)	4/18 at 100.00	AA	389,756
2,185	17.320%, 4/01/39 (IF)	4/18 at 100.00	AA	2,589,749
500	17.320%, 4/01/39 (IF)	4/18 at 100.00	AA	592,620
2,325	17.293%, 4/01/39 (IF)	4/18 at 100.00	AA	2,754,986
1,250	19.320%, 4/01/43 (IF)	4/18 at 100.00	AA	1,705,600
1,250	17.320%, 4/01/47 (IF)	4/18 at 100.00	AA	1,481,550
1,000	17.820%, 4/01/47 (IF)	4/18 at 100.00	AA	1,195,240
1,250	17.509%, 4/01/47 (IF)	4/18 at 100.00	AA	1,494,050

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R	1,077,962

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	No Opt. Call	N/R	1,002,260

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24	9/14 at 102.00	N/R	1,432,753
1,875	5.800%, 9/01/35	9/14 at 102.00	N/R	1,801,031

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
1,730	5.600%, 9/01/25	9/15 at 102.00	N/R	1,732,578
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R	2,272,034
2,500	5.700%, 9/01/35	9/15 at 102.00	N/R	2,430,575

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B:
930	5.350%, 9/01/28	9/15 at 102.00	N/R	887,564
1,390	5.400%, 9/01/35	9/15 at 102.00	N/R	1,286,598

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/14 at 102.00	N/R	831,488
2,065	5.500%, 9/01/35	9/14 at 102.00	N/R	1,955,287

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B:
685	5.000%, 9/01/27	9/11 at 101.50	N/R	601,081
1,000	5.050%, 9/01/37	9/11 at 101.50	N/R	821,270

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,260	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32 (7)	8/17 at 102.00	N/R	$2,043,759

4,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 0.000%, 6/01/21	12/18 at 100.00	BBB	4,221,990

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	BBB	5,005,490

2,500	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 11.169%, 10/01/16 (IF)	No Opt. Call	AA+	3,113,700

4,955	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3526, 17.613%, 10/01/16 (IF)	No Opt. Call	AA+	6,198,903

1,600	California Enterprise Development Authority, Sewer Facilities Revenue, Anheuser-Busch Project, Senior Lien Series 2007, 5.300%, 9/01/47 (Alternative Minimum Tax)	9/12 at 100.00	BBB+	1,602,656

3,950	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15 (7)	11/10 at 100.00	N/R	2,624,933

4,320	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 8.174%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A	3,186,648

20,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	Baa2	20,273,490

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	2,390,934

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	No Opt. Call	N/R	1,006,930
1,000	7.000%, 10/01/39	No Opt. Call	N/R	1,007,760

8,735	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	8,742,687

1,040	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.500%, 11/01/39	11/19 at 100.00	Baa1	1,122,742

	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
1,000	5.000%, 2/01/21	2/17 at 100.00	Baa2	1,019,280
2,500	5.250%, 2/01/27	2/17 at 100.00	Baa2	2,513,025

3,505	California Rural Home Mortage Finance Authority, Home Buyers Fund, Single Family Mortgage Revenue Bonds, Mortgage-Backed Securities Program, Series 2007E, 6.100%, 2/01/46 (Alternative Minimum Tax)	2/17 at 105.00	Aaa	3,763,774

4,100	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34	11/19 at 100.00	A2	4,501,636

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1:
1,030	5.750%, 3/01/30	3/20 at 100.00	A2	1,093,716
3,500	6.000%, 3/01/35	3/20 at 100.00	A2	3,738,140

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30	1/20 at 100.00	N/R	1,441,984

4,650	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB–	4,735,560

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (8)	No Opt. Call	CCC+	9,346,526

500	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.375%, 12/01/37	12/17 at 100.00	Baa1	477,020

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,625	California Statewide Communitities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40	1/19 at 100.00	N/R	$2,679,075

	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007:
425	9.125%, 6/01/13	No Opt. Call	N/R	435,196
1,000	5.625%, 6/01/33	6/17 at 102.00	N/R	906,920

2,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42	6/19 at 100.00	N/R	2,128,540

615	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	7/11 at 100.00	N/R	597,540

490	California Statewide Community Development Authority, Revenue Bonds, Brentwood Infrastructure Program, Series 2005A, 5.200%, 9/02/25	3/11 at 103.00	N/R	445,959

1,500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A, 5.500%, 11/01/38	No Opt. Call	N/R	1,372,380

	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007:
600	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	A	565,092
5,390	5.000%, 8/15/47	8/17 at 100.00	BBB+	4,583,440

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
6,215	5.250%, 7/01/30	7/15 at 100.00	BBB	5,978,581
590	5.250%, 7/01/35	7/15 at 100.00	BBB	547,650

750	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	655,950

2,925	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	3,018,308

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
2,425	5.000%, 11/01/21	11/16 at 100.00	N/R	2,207,963
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	1,129,518
800	5.000%, 11/01/29	11/16 at 100.00	N/R	667,824

3,640	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Trust 2635, 17.305%, 4/01/31 – BHAC Insured (IF)	4/17 at 100.00	AA+	4,243,512

330	California Statewide Community Development Authority, Revenue Bonds, Live Oak School, Series 2000, 6.250%, 10/01/12	No Opt. Call	N/R	345,527

8,330	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43 (UB)	11/15 at 100.00	Aa3	8,209,132

4,405	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	3,433,874

8,165	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 17.899%, 11/15/32 (IF)	5/18 at 100.00	Aa3	8,392,559

	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102:
3,750	17.122%, 11/15/42 (IF)	11/16 at 100.00	Aa3	3,560,700
1,585	17.122%, 11/15/43 (IF)	11/15 at 100.00	Aa3	1,493,054
4,625	18.107%, 11/15/46 (IF)	11/16 at 100.00	Aa3	4,765,369
6,555	18.112%, 11/15/48 (IF)	5/18 at 100.00	Aa3	6,737,753

1,010	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	994,365

4,500	California, General Obligation Bonds, Tender Option Bond Trust 3162, 19.445%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA+	5,598,180

	California, General Obligation Bonds, Various Purpose Series 2009:
4,000	6.000%, 11/01/39	11/19 at 100.00	A1	4,489,040
3,635	5.500%, 11/01/39	11/19 at 100.00	A1	3,861,606

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,260	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 4, Series 2006, 4.500%, 10/01/41 – AMBAC Insured	10/17 at 100.00	A–	$3,496,821

	Chino, California, Community Facilities District 03-3 Improvement Area 2 Special Tax Bonds, Series 2006:
1,000	5.000%, 9/01/26	3/16 at 100.00	N/R	843,300
5,310	5.000%, 9/01/31	3/16 at 100.00	N/R	4,227,822
2,000	5.000%, 9/01/36	3/16 at 100.00	N/R	1,536,660

4,260	Corona, California, Special Tax Bonds, Community Facilities District 2002-1, Dos Lagos, Series 2005A, 5.050%, 9/01/34	9/15 at 100.00	N/R	3,437,181

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.114%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	3,161,648

5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 2010-3171, 17.430%, 8/01/33 – AGC Insured (IF)	8/19 at 100.00	AA+	5,650,000

410	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	3/11 at 102.00	N/R	359,394

5,150	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/14 at 102.00	N/R	4,130,867

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
7,280	5.200%, 9/01/27	9/15 at 102.00	N/R	5,600,650
15,800	5.250%, 9/01/37	9/15 at 102.00	N/R	11,107,558

2,000	Etiwanda School District, California, Coyote Canyon Community Facilties District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.625%, 9/01/39	9/19 at 100.00	N/R	2,079,020

3,000	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	3,002,310

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North Special Tax Bonds, Series 2006:
3,610	5.000%, 9/01/26	9/14 at 102.00	N/R	3,117,632
1,000	5.000%, 9/01/36	9/14 at 102.00	N/R	806,970

1,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 1999, 0.000%, 1/15/30 – NPFG Insured	No Opt. Call	A	281,940

7,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/31 – NPFG Insured	1/11 at 30.60	AAA	1,869,560

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
1,310	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA+	1,295,053
31,935	5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A2	30,325,157

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
5,110	5.000%, 6/01/33	6/17 at 100.00	BBB	4,229,496
40,340	5.750%, 6/01/47	6/17 at 100.00	BBB	32,265,888
32,900	5.125%, 6/01/47	6/17 at 100.00	BBB	23,711,359

15,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	Baa3	9,903,450

7,575	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.213%, 6/01/45 – AMBAC Insured (IF)	6/15 at 100.00	AA+	7,229,277

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	522,376

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
$5,675	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	BB	$4,511,455
3,750	4.750%, 8/01/35 – AMBAC Insured	No Opt. Call	BB	2,535,750

115	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	3/11 at 103.00	N/R	118,796

	Independent Cities Lease Finance Authority, California, Revenue Bonds, El Granada Mobile Home Park, Series 2004A:
640	6.000%, 5/15/34	5/14 at 100.00	N/R	640,378
790	6.125%, 5/15/38	5/14 at 100.00	N/R	792,086
2,500	6.450%, 5/15/44	5/14 at 100.00	N/R	2,519,050

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	3,291,112

1,015	Independent Cities Lease Finance Authority, California, Subordinate Lien Revenue Bonds, El Granada Mobile Home Park, Series 2004B, 6.500%, 5/15/44	5/14 at 100.00	N/R	1,008,098

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005:
2,050	5.100%, 9/01/30	9/15 at 102.00	N/R	1,661,833
3,825	5.150%, 9/01/35	9/15 at 102.00	N/R	3,004,232

	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006:
630	5.050%, 9/01/26	9/16 at 100.00	N/R	515,554
1,830	5.125%, 9/01/36	9/16 at 100.00	N/R	1,371,786

2,500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	2,535,375

1,345	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2009B, 6.875%, 9/01/38	9/13 at 100.00	N/R	1,372,344

1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,178,892

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
3,000	5.100%, 9/01/26	9/14 at 100.00	N/R	2,731,890
6,750	5.150%, 9/01/36	9/14 at 100.00	N/R	5,757,750

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1,Series 2005:
1,195	5.250%, 9/01/30	9/15 at 102.00	N/R	1,094,345
1,225	5.250%, 9/01/35	9/15 at 102.00	N/R	1,092,565

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
910	5.200%, 9/01/26	9/14 at 100.00	N/R	851,169
4,660	5.250%, 9/01/37	9/14 at 100.00	N/R	4,106,299

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
980	5.200%, 9/01/26	9/12 at 102.00	N/R	921,465
1,100	5.350%, 9/01/36	9/12 at 102.00	N/R	993,025

8,500	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/12 at 102.00	N/R	7,791,440

2,000	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District of Mountain House, Series 2002, 6.375%, 9/01/32	9/12 at 101.00	N/R	2,021,700

2,000	Lancaster Redevelopment Agency, California, Combined Project Areas Housing Programs, Tax Allocation Bonds, Series 2009, 6.875%, 8/01/34	8/19 at 100.00	A	2,262,320

1,180	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/13 at 100.00	N/R	1,184,401

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,050	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	$3,717,414

630	Lincoln, California, Community Facility District 2006-1 Area 2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	N/R	519,404

2,460	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/21	12/15 at 100.00	BBB	2,451,611

6,770	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	No Opt. Call	N/R	5,903,305

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B:
1,875	17.212%, 5/15/40 (IF)	5/20 at 100.00	AA	2,175,000
4,550	17.500%, 5/15/40 (IF)	5/20 at 100.00	AA	5,263,804

585	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	595,606

3,500	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	3,563,455

1,500	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Refunding Bonds, Los Angeles International, Delta Airlines Inc., Series 1996, 6.350%, 11/01/25	11/10 at 100.00	N/R	1,482,870

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 19.901%, 6/01/34 (IF)	6/19 at 100.00	AA	3,834,900

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006:
625	5.200%, 9/01/26	9/15 at 100.00	N/R	552,100
1,000	5.250%, 9/01/36	9/15 at 100.00	N/R	821,860

5	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	4,732

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	9/14 at 103.00	N/R	894,385
1,245	5.300%, 9/01/36	9/11 at 103.00	N/R	791,708

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Moorpark Highlands Project, Series 2006:
1,350	5.250%, 9/01/26	9/16 at 100.00	N/R	1,263,006
3,960	5.300%, 9/01/38	9/16 at 100.00	N/R	3,482,266

220	Moreno Valley Unified School District, Riverside County, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	210,470

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	570,499

	Moreno Valley, California, Community Facilities District 5, Special Tax Bonds, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	849,824
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	1,031,089

	M-S-R Energy Authority, Gas Revenue Bonds, California Citigroup Prepay Contracts, Series 2009A:
3,700	7.000%, 11/01/34	No Opt. Call	A	4,554,515
22,050	6.500%, 11/01/39	No Opt. Call	A	25,874,132

2,300	M-S-R Energy Authority, Gas Revenue Bonds, California Citigroup Prepay Contracts, Series 2009C, 7.000%, 11/01/34	No Opt. Call	A	2,831,185

835	Multifamily Housing Revenue Bond Pass-Through Certificates, California Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	12/11 at 100.00	N/R	836,695

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B:
$365	5.375%, 9/01/26	9/16 at 100.00	N/R	$327,390
550	5.450%, 9/01/38	9/16 at 100.00	N/R	460,466

1,300	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/12 at 100.00	N/R	1,143,675

	Palm Desert, California, Community Facilities District 2005-1, University Park Special Tax Bonds, Series 2005:
4,000	5.450%, 9/01/32	9/16 at 100.00	N/R	3,348,520
3,650	5.500%, 9/01/36	9/16 at 100.00	N/R	3,010,922

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
1,295	7.000%, 4/01/25	No Opt. Call	BB	1,290,247
1,605	7.500%, 4/01/35	No Opt. Call	BB	1,606,637

	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A:
675	5.000%, 9/01/19	9/15 at 101.00	N/R	659,880
915	5.150%, 9/01/22	9/15 at 101.00	N/R	858,526
1,015	5.250%, 9/01/24	9/15 at 101.00	N/R	941,321
1,755	5.400%, 9/01/35	9/15 at 101.00	N/R	1,530,518

1,765	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	1,949,054

3,250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 11872, 17.591%, 2/01/16 – NPFG Insured (IF)	No Opt. Call	AA	3,422,900

	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683:
3,750	18.042%, 8/01/37 – NPFG Insured (IF) (6)	8/17 at 100.00	AA	3,949,500
7,000	18.042%, 8/01/37 – NPFG Insured (IF) (6)	8/17 at 100.00	AA	7,372,400

5,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2009, Trust 3019, 17.122%, 8/01/37 – AGM Insured (IF)	8/17 at 100.00	AA+	5,687,400

560	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/11 at 101.50	N/R	499,005

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	1,165,979
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	2,190,375

	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005:
515	5.000%, 9/01/24	9/12 at 102.00	N/R	489,760
1,500	5.100%, 9/01/28	9/12 at 102.00	N/R	1,398,330
1,050	5.150%, 9/01/32	9/12 at 102.00	N/R	957,527

1,365	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	1,234,820

2,000	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/11 at 102.00	N/R	1,976,280

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	1,235,077

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	2/12 at 100.00	BBB–	1,152,118

3,575	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.875%, 11/01/30 – FGIC Insured	11/10 at 100.00	A	3,577,717

	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 14 Del Sur, Series 2006:
985	5.125%, 9/01/26	3/11 at 103.00	N/R	923,428
1,000	5.250%, 9/01/36	9/16 at 100.00	N/R	894,830

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,500	Rancho Cardova, California, Special Tax Bonds, Sunridge Park Area Community Facilities District 2004-1, Series, 6.125%, 9/01/37	9/17 at 100.00	N/R	$3,479,105

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:
1,000	5.000%, 12/15/26	12/12 at 100.00	Baa1	914,890
1,750	5.000%, 12/15/33	12/12 at 100.00	Baa1	1,520,715

2,000	Riverside County Community Facilities District 05-8 Scott Road, California, Special Tax Bonds, Series 2008, 7.250%, 9/01/38	9/17 at 100.00	N/R	2,036,300

2,150	Riverside Unified School District, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	1,882,046

2,955	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Series 2009, Trust 3017, 17.079%, 9/01/25 – AGC Insured (IF)	8/15 at 100.00	AA+	3,360,662

	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006:
2,000	5.100%, 9/02/26	9/16 at 101.00	N/R	1,802,280
1,500	5.200%, 9/02/36	9/16 at 101.00	N/R	1,255,680

	Riverside, California, Special Tax Bonds, Community Facilities District 92-1 – Sycamore Canyon Business Park, Series 2005A:
1,000	5.125%, 9/01/25	9/15 at 101.00	N/R	898,390
2,000	5.300%, 9/01/34	9/15 at 101.00	N/R	1,705,380

	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005:
2,265	5.250%, 9/01/25	9/15 at 100.00	N/R	2,082,735
4,800	5.200%, 9/01/36	9/15 at 100.00	N/R	4,044,432

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006:
235	5.000%, 9/01/18	3/14 at 103.00	N/R	230,951
645	5.100%, 9/01/20	9/16 at 100.00	N/R	617,981
2,370	5.200%, 9/01/26	9/16 at 100.00	N/R	2,148,405
3,255	5.250%, 9/01/37	9/16 at 100.00	N/R	2,755,683

7,145	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	6,119,192

	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006:
1,000	5.125%, 9/01/26	9/16 at 100.00	N/R	898,970
7,085	5.250%, 9/01/36	9/16 at 100.00	N/R	6,013,961

8,945	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	8,140,576

1,000	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	A	984,980

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.188%, 2/01/33 (IF)	8/19 at 100.00	Aa2	4,011,206

2,400	San Diego Redevelopment Agency, California, Crossroads Redevelopment Project Tax Allocation Bonds, 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB+	2,457,072

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 100.00	N/R	398,379
3,020	0.000%, 8/01/34	8/15 at 100.00	N/R	665,397

900	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	724,851

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
37,500	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	A	13,009,500
65,635	0.000%, 1/15/26 – NPFG Insured	No Opt. Call	A	21,135,783

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	0.000%, 1/15/27 – NPFG Insured	No Opt. Call	A	$296,570
14,880	0.000%, 1/15/28 – NPFG Insured	No Opt. Call	A	4,060,454
19,200	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	A	4,097,472
20,880	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	A	3,527,258

5,110	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.416%, 9/01/38 – NPFG Insured (IF)	9/17 at 100.00	AA+	5,626,110

	Santa Ana Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 2004-1, Central Park Project, Series 2005:
1,180	4.950%, 9/01/25	9/15 at 100.00	N/R	1,018,859
1,050	5.050%, 9/01/30	9/15 at 100.00	N/R	868,287
2,320	5.100%, 9/01/35	9/15 at 100.00	N/R	1,861,707

6,065	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	3/11 at 100.00	N/R	5,301,174

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	1,897,400

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	545,922

22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	BBB	1,992,100

7,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	7,024,725

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
4,000	5.375%, 6/01/38	6/15 at 100.00	BBB	3,354,600
500	5.500%, 6/01/45	6/15 at 100.00	BBB	376,590

1,180	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	N/R	1,095,382

2,415	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/13 at 102.00	N/R	2,436,180

3,997	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	3,703,460

1,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	1,087,850

2,625	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009B, 10.000%, 9/01/32	9/14 at 105.00	N/R	2,905,166

	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B:
1,100	6.750%, 9/01/30	9/13 at 103.00	N/R	1,083,346
3,400	7.000%, 9/01/38	9/13 at 103.00	N/R	3,387,148

7,500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	6,541,875

3,900	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	3,461,562

2,400	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	3/11 at 100.00	N/R	2,298,816

1,000	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.000%, 9/01/34 – SYNCORA GTY Insured	No Opt. Call	BBB	891,960

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
1,000	5.625%, 9/01/24	9/13 at 102.00	N/R	618,700
3,755	5.800%, 9/01/31	9/13 at 102.00	N/R	2,119,247

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$700	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R		$627,039

4,600	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R		3,491,216

	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005:
2,575	5.000%, 9/01/23	3/15 at 100.00	N/R		2,164,416
7,270	5.125%, 9/01/35	3/15 at 100.00	N/R		5,421,603
995,007	Total California				764,798,900
	Colorado – 6.6%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25	12/15 at 100.00	N/R		2,563,290
5,380	6.250%, 12/01/35	12/15 at 100.00	N/R		4,204,847

1,750	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R		1,396,868

19,375	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R		14,544,038

3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R		3,305,120

1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34	12/14 at 101.00	N/R		1,667,747

1,015	Bradburn Metropolitan District 3, Westminster, Adams County, Colorado, General Obligation Limited Tax Refunding Bonds, Series 2010, 7.500%, 12/01/39	12/13 at 102.00	N/R		1,031,991

	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A:
125	5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R		104,793
5,545	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R		4,342,511

	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007:
235	4.625%, 12/01/29 – RAAI Insured	12/17 at 100.00	N/R		180,482
1,175	4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R		855,823

1,500	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Bonds, Series 2003, 7.000%, 12/01/23	12/13 at 100.00	N/R		1,501,350

5,870	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Limited Tax Refunding and Improvement Bonds, Series 2010, 8.500%, 12/01/39	12/19 at 100.00	N/R		5,958,109

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		920,550

5	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 101.00	N/R	(5)	5,792

270	Canterberry Crossing Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 6.500%, 12/01/35 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R	(5)	297,586

	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005:
745	6.000%, 12/01/25	12/15 at 100.00	N/R		628,370
1,428	6.125%, 12/01/35	12/15 at 100.00	N/R		1,128,448

6,620	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R		6,643,898

1,170	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R		994,289

3,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cesar Chavez Academy, Series 2003, 8.000%, 5/01/34	5/14 at 101.00	N/R		2,721,163

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	$489,890

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Compass for Lifelong Discovery Charter School, Series 1999A:
155	6.125%, 7/01/12	1/11 at 102.00	N/R	158,289
1,710	6.500%, 7/01/24	1/11 at 102.00	N/R	1,709,795

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
355	6.750%, 3/01/14	No Opt. Call	N/R	365,284
730	7.250%, 3/01/24	3/14 at 100.00	N/R	737,950
1,570	7.375%, 3/01/35	3/14 at 100.00	N/R	1,571,743

440	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Excel Academy Charter School, Series 2003, 7.300%, 12/01/23 (Pre-refunded 12/01/11)	12/11 at 100.00	AAA	473,229

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A:
1,215	6.750%, 8/01/28	8/18 at 100.00	N/R	1,242,386
4,360	7.000%, 8/01/38	8/18 at 100.00	N/R	4,463,942

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 - Compass Montessori Secondary School, Series 2006:
2,695	5.500%, 2/15/26	2/16 at 101.00	N/R	2,421,511
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R	2,018,031

1,890	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R	1,802,021

785	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BB+	708,847

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/16 at 102.00	N/R	3,357,324

1,970	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	1,770,991

2,960	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	2,907,194

1,000	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	No Opt. Call	N/R	982,990

19,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R	16,262,860

2,945	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	No Opt. Call	N/R	3,137,839

4,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.750%, 9/01/40 (UB)	9/16 at 100.00	AA	4,884,173

6,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 14.988%, 10/01/41 – AGM Insured (IF)	4/18 at 100.00	AA+	6,925,590

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008, Trust 1088:
1,635	13.334%, 3/01/34 (IF) (6)	9/16 at 100.00	AA	1,713,807
6,320	13.972%, 9/01/41 (IF) (6)	9/16 at 100.00	AA	6,624,624

7,015	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 1033, 16.547%, 9/01/40 (IF) (6)	9/16 at 100.00	AA	6,862,634

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702:

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,000	18.420%, 1/01/18 (IF)	No Opt. Call	AA	$1,279,000
1,250	18.420%, 1/01/18 (IF) (6)	No Opt. Call	AA	1,598,750
3,500	17.430%, 1/01/18 (IF) (6)	No Opt. Call	AA	4,159,820

1,630	Colorado Housing and Finance Authority, Multifamily Housing Revenue Senior Bonds, Castle Highlands Apartments Project, Series 2000A-1, 5.900%, 12/01/20 – AMBAC Insured (Alternative Minimum Tax)	12/10 at 100.00	N/R	1,465,696

1,310	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007, 6.200%, 4/01/16 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	991,591

2,680	Colorado Housing Finance Authority, Multifamily Housing Revenue Senior Bonds, Reserve at Northglenn Project, Series 2000-A1, Pass Through Certificates, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	12/10 at 100.00	N/R	2,612,973

1,550	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	1,375,439

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
4,000	5.400%, 12/01/27	12/17 at 100.00	N/R	3,070,640
4,465	5.450%, 12/01/34	12/17 at 100.00	N/R	3,215,961

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
3,000	5.850%, 12/01/26	12/16 at 100.00	N/R	2,311,680
3,980	5.950%, 12/01/36	12/16 at 100.00	N/R	2,814,696

4,130	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R	2,941,675

1,935	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2006, 5.250%, 12/01/23 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	1,938,947

38,745	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	11,505,715

3,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A	1,036,830

355	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2006, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R	341,208

3,935	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	3,111,365

3,665	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	2,725,954

3,447	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R	2,815,854

4,497	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R	3,612,305

1,788	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 0.000%, 12/15/26	12/16 at 100.00	N/R	1,341,697

5,570	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	5,738,604

13,250	Fort Collins, Colorado, Pollution Control Revenue Bonds Anheuser-Busch Companies Project, Series 2007, 4.700%, 9/01/40 (UB)	3/12 at 100.00	BBB+	12,723,578

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	776,023

5,225	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R	4,885,741

6,960	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R	4,916,126

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		$659,431

1,039	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		764,881

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2008:
1,000	6.250%, 12/01/36	12/16 at 100.00	N/R		994,830
1,695	8.250%, 12/01/37	12/16 at 100.00	N/R		1,585,384

3,645	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	No Opt. Call	N/R		3,518,555

2,307	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		2,109,613

1,645	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R		1,281,521

735	Maher Ranch Metropolitan District 4, Colorado, General Obligation Bonds, Series 2003, 7.875%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(5)	897,567

2,695	Mead Western Meadows Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.750%, 12/01/36	12/17 at 100.00	N/R		2,072,967

3,500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.000%, 12/01/33	12/13 at 102.00	BBB–		3,456,705

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.500%, 12/01/27	12/16 at 100.00	N/R		769,980
2,800	5.625%, 12/01/37	12/16 at 100.00	N/R		1,999,340

2,500	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-1, 144A, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		2,678,600

1,495	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		1,551,137

2,183	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R		1,966,665

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003:
5,000	7.600%, 12/01/16	6/14 at 101.00	N/R		5,196,750
2,000	7.700%, 12/01/17	6/14 at 101.00	N/R		2,082,360
15,500	8.000%, 12/01/25	6/14 at 101.00	N/R		16,219,045

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
5,345	5.250%, 12/15/21	12/16 at 100.00	N/R		4,747,269
10,930	5.400%, 12/15/31	12/16 at 100.00	N/R		8,839,965

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
630	6.250%, 11/15/28	No Opt. Call	A		714,785
20,555	6.500%, 11/15/38	No Opt. Call	A		24,168,775

2,500	Reata North Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 144A, 5.500%, 12/01/32	12/17 at 100.00	N/R		1,830,175

12,030	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3		12,727,259

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		1,562,651

1,240	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	9/14 at 100.00	N/R		1,232,262

1,810	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		1,314,440

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007:
$1,500	4.625%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	$1,373,340
375	5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	330,293

1,335	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	979,503

2,550	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,672,808

500	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2004, 6.750%, 12/01/33	12/13 at 100.00	N/R	513,790

	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007:
1,040	5.100%, 12/01/26	12/16 at 100.00	N/R	1,000,199
1,000	5.200%, 12/01/36	12/16 at 100.00	N/R	912,280

3,955	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	4,044,739

10,797	Tollgate Crossing Metropolitan District 2, Colorado, General Obligation Bonds, Series 2004, 0.000%, 12/01/33	12/14 at 100.00	N/R	10,511,695

1,195	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	923,496

9,500	Valagua Metropolitan District, Eagle County, Coloardo, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37	12/18 at 100.00	N/R	8,900,265

	Wheatlands Metropolitan District 2, City of Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Convertible to Unlimited Tax, Series 2008:
2,364	6.000%, 12/01/25	12/15 at 100.00	N/R	1,993,916
4,946	6.125%, 12/01/35	12/15 at 100.00	N/R	3,864,953
7,000	8.250%, 12/15/35	12/15 at 100.00	N/R	6,755,280

4,100	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	3,742,562

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
500	6.250%, 12/01/25	12/15 at 100.00	N/R	422,910
893	6.375%, 12/01/35	12/15 at 100.00	N/R	709,605
429,704	Total Colorado			370,492,423
	Connecticut – 1.0%

13,250	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	14,234,210

235	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/15 (Alternative Minimum Tax)	1/11 at 100.00	BBB	235,376

1,820	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.750%, 1/01/43	1/20 at 100.00	N/R	1,985,602

32,720	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	35,283,939

1,000	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36	9/16 at 100.00	N/R	470,560

8,170	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34	11/17 at 100.00	N/R	3,762,857
57,195	Total Connecticut			55,972,544

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia – 0.6%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
$13,550	6.500%, 5/15/33	No Opt. Call	BBB	$13,454,473
3,500	6.750%, 5/15/40	5/11 at 101.00	BBB	3,503,850

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 11839:
1,240	18.997%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA+	1,501,243
2,475	18.997%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA+	2,996,433
2,150	18.196%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA+	2,354,465

3,000	District of Columbia, Revenue Bonds, National Public Radio, Tender Option Bond Trust 3163, 17.541%, 4/01/33 (IF)	4/15 at 100.00	AA–	3,223,320

900	Metropolitan Washington D.C. Airports Authority, District of Columbia Airport System Revenue Bonds, Series 2006B, 5.000%, 10/01/36 - AGM Insured	10/16 at 100.00	AA+	914,013

5,000	Metropolitan Washington D.C. Airports Authority, District of Columbia Airport System Revenue Bonds, Tender Option Bond Trust 11798, 17.295%, 10/01/31 – AGM Insured (Alternative Minimum Tax) (IF)	10/16 at 100.00	AA+	5,311,400
31,815	Total District of Columbia			33,259,197
	Florida – 10.5%

8,455	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R	4,410,804

1,555	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2006-1, 5.250%, 11/01/15	No Opt. Call	N/R	843,588

	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Shands Hospital, Trust 2654:
14,000	1.920%, 12/01/37 – BHAC Insured (IF)	6/17 at 100.00	AA+	6,697,180
16,000	1.392%, 12/01/37 – BHAC Insured (IF)	6/17 at 100.00	AA+	7,597,600

4,200	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	3,465,042

3,215	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	1,913,890

7,910	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/37	5/16 at 100.00	N/R	4,758,181

4,645	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006B, 5.200%, 5/01/14	No Opt. Call	N/R	2,788,394

2,545	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36	5/15 at 101.00	N/R	1,827,208

15,410	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	11,812,844

1,395	Bahia Lakes Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,060,116

1,945	Bainebridge Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.500%, 5/01/38	5/17 at 100.00	N/R	1,370,000

15,405	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35	5/15 at 101.00	N/R	13,054,351

19,380	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/16 at 100.00	N/R	14,476,666

1,775	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,559,089

7,135	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	7,167,892

3,085	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R	2,797,416

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,230	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	$1,266,064

3,815	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	2,923,129

2,045	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36	5/15 at 101.00	N/R	1,872,607

1,680	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	1,278,430

2,920	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	2,295,675

1,400	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	1,571,038

9,275	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pembroke Gardens, Series 1999, 6.150%, 6/01/39 (Mandatory put 6/01/29) (Alternative Minimum Tax)	12/10 at 101.00	N/R	8,662,015

2,000	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/14 at 101.00	Ba2	2,135,800

2,500	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	2,490,575

1,475	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,448,642

3,160	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	2,272,135

1,020	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.100%, 5/01/37	5/17 at 100.00	N/R	734,522

4,780	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	4,200,521

3,385	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/15 at 100.00	N/R	2,724,045

2,990	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/13 at 101.00	N/R	3,004,322

5,930	Crosscreek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.600%, 5/01/39	5/17 at 100.00	N/R	2,223,750

1,880	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	12/10 at 100.00	N/R	1,853,360

1,040	Duval County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Eagles Pointe North, Series 1997A, 5.700%, 7/01/27 – NPFG Insured	1/11 at 100.00	A	1,034,374

5,250	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	4,705,575

7,400	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006B, 5.000%, 5/01/11	No Opt. Call	N/R	5,866,720

3,375	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,574,248

4,820	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2002, 6.850%, 5/01/33	5/13 at 101.00	N/R	4,787,176

1,795	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	1,713,525

3,950	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2006B, 5.000%, 8/01/26 (Alternative Minimum Tax)	8/11 at 100.00	BBB	3,791,566

1,990	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,602,925

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,086	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Trust 1034, 17.240%, 7/01/26 (Alternative Minimum Tax) (IF) (6)	1/16 at 100.00	AA+	$2,254,549

5,600	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/17 (8)	No Opt. Call	N/R	2,129,120

2,580	Grand Hampton Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.150%, 5/01/34	5/13 at 101.00	N/R	2,483,947

1,000	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	No Opt. Call	N/R	956,190

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
500	5.000%, 6/01/38	6/16 at 100.00	A–	474,890
5,245	5.375%, 6/01/46	6/16 at 100.00	A–	5,141,988

7,280	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	7,495,852

4,440	Hawks Point Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.300%, 5/01/39	5/17 at 100.00	N/R	3,197,022

5,490	Heritage park Community Development District, Florida, Special Assessment Revenue Bond, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	5,382,616

4,520	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	3,871,425

5,245	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 11797, 17.737%, 5/15/15 (IF)	No Opt. Call	AA–	5,742,226

3,130	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3187, 17.874%, 5/15/15 (IF)	No Opt. Call	AA–	3,426,348

2,600	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BBB–	2,247,310

2,950	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/12 at 101.00	N/R	2,606,709

520	Islands at Doral Northeast Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2004, 6.125%, 5/01/24	5/14 at 101.00	N/R	523,754

	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, The Florida Proton Therapy Institute Project, Series 2007:
3,130	6.000%, 9/01/17	No Opt. Call	N/R	3,296,203
11,095	6.250%, 9/01/27	9/17 at 100.00	N/R	11,256,876

4,915	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	4,872,141

2,760	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	2,342,881

1,140	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	575,586

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A:
3,000	6.100%, 5/01/23	5/14 at 101.00	N/R	2,940,990
4,030	6.250%, 5/01/34	5/14 at 101.00	N/R	3,918,893

675	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	276,750

2,390	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.250%, 5/01/13 (4)	No Opt. Call	N/R	979,900

1,880	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory put 9/15/27)	9/20 at 100.00	N/R	1,877,970

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
$10,435	5.250%, 6/15/27	6/17 at 100.00	BB	$9,414,561
14,620	5.375%, 6/15/37	6/17 at 100.00	BB	12,681,388

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
6,800	5.000%, 4/01/32 (UB)	4/17 at 100.00	A	6,703,032
23,920	5.000%, 4/01/37 (UB)	4/17 at 100.00	A	23,269,376

332	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	257,868

8,605	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25	7/15 at 100.00	N/R	7,887,601

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14 (8)	No Opt. Call	N/R	2,125,850

960	Marsh Harbour Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36	5/15 at 100.00	N/R	896,218

8,525	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/10 at 100.00	BB+	8,695,500

310	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)	12/10 at 100.00	BB+	316,200

3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 11.679%, 4/01/32 – AGC Insured (Alternative Minimum Tax) (IF) (6)	10/18 at 100.00	AA+	3,744,440

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834:
3,750	17.415%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA+	4,544,550
2,065	17.395%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA+	2,501,995

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Series 2004A:
365	6.000%, 5/01/24	5/14 at 100.00	N/R	363,332
14,000	6.250%, 5/01/37	5/14 at 100.00	N/R	13,856,920

7,925	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004B, 6.500%, 5/01/37	5/14 at 100.00	N/R	7,966,686

1,330	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	1,165,732

3,635	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	2,542,864

1,265	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (7)	5/17 at 100.00	N/R	658,243

2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16 (7)	No Opt. Call	N/R	1,461,878

950	North Springs Improvement District, Broward County, Florida, Special Assessment Bonds, Parkland Golf and Country Club Area A, Series 2005-A2, 5.500%, 5/01/26	5/15 at 100.00	N/R	822,938

8,150	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	6,624,565

2,010	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46, Series 2007B, 8.250%, 8/01/21	8/14 at 100.00	N/R	1,991,287

4,605	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	4,139,066

1,845	Orange County Housoing Finance Authority, Florida, Multifamily Housing Bonds, Buena Vista Place II, Series 1999-I, 6.900%, 7/01/39 (Alternative Minimum Tax)	7/11 at 100.00	N/R	1,784,060

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$7,175	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	$5,096,116

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
595	5.500%, 12/01/21	12/11 at 101.00	BBB–	589,615
2,200	5.625%, 12/01/31	12/11 at 101.00	BBB–	2,084,280

12,385	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Saddlebrook Apartments, Series 2000A, 7.450%, 7/01/40 (Mandatory put 7/01/30) (Alternative Minimum Tax)	1/11 at 102.00	N/R	12,448,535

990	Palm Glades Community Development District, Florida, Special Assessment Bond, Series 2008A, 7.125%, 5/01/39	5/18 at 100.00	N/R	856,013

5,830	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	4,741,539

9,255	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/12 at 101.00	N/R	6,613,623

2,835	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	1,835,833

	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007:
840	5.875%, 5/01/22	5/17 at 100.00	N/R	794,346
675	6.000%, 5/01/37	5/17 at 100.00	N/R	616,383

1,200	Portofino Springs Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	5/17 at 100.00	N/R	516,360

2,700	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,565,027

4,710	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	3,984,801

5,050	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A, 7.375%, 5/01/33	5/12 at 101.00	N/R	3,800,327

1,965	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/36 (8)	No Opt. Call	N/R	1,076,368

10,470	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004, 6.250%, 5/01/36 (8)	5/12 at 101.00	N/R	5,734,524

	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A:
645	5.125%, 11/01/13	No Opt. Call	N/R	470,850
7,345	5.450%, 5/01/37	5/16 at 100.00	N/R	4,504,909

	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007:
4,720	5.625%, 7/01/27	7/17 at 100.00	N/R	4,150,862
2,285	5.750%, 7/01/37	7/17 at 100.00	N/R	1,968,756
2,640	5.750%, 7/01/45	7/17 at 100.00	N/R	2,205,773

8,945	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	5,396,787

2,285	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	2,332,322

2,875	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Tender Option Bond Trust 3119, 17.265%, 8/15/37 (IF)	8/17 at 100.00	AA	3,059,460

3,655	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Series 2007, ROCS RR II R-11060, 17.439%, 2/15/15 (IF)	8/17 at 100.00	AA	3,889,395

14,975	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1117, 8.289%, 8/15/28 (IF)	8/17 at 100.00	AA	14,822,555

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749:
$750	16.666%, 8/15/23 (IF)	8/17 at 100.00	AA	$888,600
495	16.622%, 8/15/29 (IF)	8/17 at 100.00	AA	518,681
6,250	15.183%, 8/15/42 (IF)	8/17 at 100.00	AA	6,502,500
335	16.603%, 8/15/42 (IF)	8/17 at 100.00	AA	356,494

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Trust 1030:
2,130	15.188%, 8/15/15 (IF)	8/17 at 100.00	AA	2,536,937
3,835	15.204%, 8/15/15 (IF)	8/17 at 100.00	AA	4,552,298

	South Miami Health Facilities Authority, Florida, Revenue Bonds, South Broward Hospital District, Tender Option Bond Trust 1122:
2,500	11.077%, 5/01/30 (IF) (6)	5/18 at 100.00	AA–	2,726,000
500	11.077%, 5/01/30 (IF) (6)	5/18 at 100.00	AA–	545,200

1,315	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35 (WI/DD, Settling 11/01/10)	5/13 at 100.00	N/R	989,971

	St Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Series 2006A:
2,300	5.250%, 1/01/26	10/16 at 100.00	N/R	1,961,693
8,500	5.375%, 1/01/40	10/16 at 100.00	N/R	6,701,995

44,375	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	35,869,200

	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007:
1,000	6.450%, 5/01/23	5/18 at 100.00	N/R	790,620
2,150	6.550%, 5/01/27	5/18 at 100.00	N/R	1,599,407
7,775	5.250%, 5/01/39	No Opt. Call	N/R	5,349,278
20,620	6.650%, 5/01/40	5/18 at 100.00	N/R	15,242,098

10,500	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38 (7)	5/16 at 100.00	N/R	7,417,620

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/12 (10)	No Opt. Call	N/R	1,112,974
1,000	5.350%, 5/01/17 (10)	No Opt. Call	N/R	653,370
1,500	5.550%, 5/01/39 (10)	5/17 at 100.00	N/R	785,955

3,080	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	2,498,650

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
11,440	6.000%, 5/01/23	5/13 at 101.00	N/R	10,732,207
27,145	6.125%, 5/01/35	5/13 at 101.00	N/R	23,640,309
714,093	Total Florida			593,448,702
	Georgia – 1.6%

4,725	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	4,956,242

3,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	3,114,390

	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
1,250	5.400%, 1/01/20	7/15 at 100.00	A–	1,298,988
2,000	5.600%, 1/01/30	7/15 at 100.00	A–	2,021,080

1,050	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	967,082

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
250	5.350%, 12/01/14	12/10 at 100.00	BB+	250,063

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$595	5.400%, 12/01/15	12/10 at 100.00	BB+	$595,161
890	5.250%, 12/01/22	12/10 at 100.00	BB+	840,445
95	5.375%, 12/01/28	12/10 at 100.00	BB+	85,701

7,900	Brunswick and Glynn County Development Authority, Georgia, Revenue Refunding Bonds, Georgia Pacific Corporation, Series 1998, 5.550%, 3/01/26 (Alternative Minimum Tax)	3/11 at 100.00	Ba3	7,742,079

10,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	CCC+	12,181,575

8,580	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	CCC+	9,372,449

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
3,490	5.250%, 12/01/22	12/14 at 100.00	BBB–	3,523,295
3,310	5.000%, 12/01/26	12/14 at 100.00	BBB–	3,169,027

9,840	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax)	1/10 at 101.00	BBB–	9,739,632

150	Effingham County Industrial Development Authority, Georgia, Pollution Control Revenue Refunding Bonds, Georgia-Pacific Project, Series 2001, 6.500%, 6/01/31	6/11 at 101.00	Ba3	150,570

6,060	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	6,079,877

	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A:
3,500	5.000%, 7/01/27	7/17 at 100.00	N/R	2,570,470
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	5,384,320
19,900	5.125%, 7/01/42	7/17 at 100.00	N/R	13,179,770

1,400	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,435,294

200	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A, 6.125%, 2/15/34	2/14 at 101.00	N/R	185,226

1,000	Gainesville Redevelopment Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy Project, Series 2007, 5.125%, 3/01/37	3/17 at 100.00	N/R	740,560

750	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007B, 5.000%, 3/15/17	No Opt. Call	A	794,588

1,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	BBB	1,014,290
99,435	Total Georgia			91,392,174
	Guam – 0.2%

5,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.875%, 12/01/40	12/20 at 100.00	B	5,241,200

4,380	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	No Opt. Call	B+	4,924,127
9,380	Total Guam			10,165,327
	Hawaii – 0.2%

4,240	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	3,699,994

8,425	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	11/10 at 100.00	B	7,631,534
12,665	Total Hawaii			11,331,528

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho – 0.2%

$1,000	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB	$1,014,530

5,755	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coeur d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26 (4), (7)	12/16 at 100.00	N/R	3,559,352

8,550	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/37	9/16 at 100.00	BBB–	7,534,089

1,675	Power County Industrial Development Corporation, Idaho, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 1999, 6.450%, 8/01/32 (Alternative Minimum Tax)	8/11 at 100.00	BBB+	1,684,531
16,980	Total Idaho			13,792,502
	Illinois – 8.8%

7,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	4,985,300

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	3,399,120

3,943	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R	3,279,332

4,000	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	3,690,600

933	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	905,915

6,000	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates, 7.500%, 6/15/23	12/10 at 100.00	N/R	6,060,000

1,015	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, MetraMarket Project, Series 2010, 6.870%, 2/15/24	5/15 at 100.00	Baa1	1,059,305

5,655	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/11 at 100.00	N/R	5,660,090

1,985	Chicago, Illinois, Chicago O’Hare International Airport Special Facility Revenue Refunding Bonds, American Air Lines, Inc. Project, Series 2007, 5.500%, 12/01/30	12/12 at 100.00	Caa2	1,671,926

7,265	Chicago, Illinois, Multifamily Housing Revenue Bonds, Drexel Preservation, Series 2007, 5.270%, 6/20/48 (UB)	12/17 at 102.00	Aaa	7,495,300

900	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	1/11 at 100.00	N/R	901,134

16,070	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB–	16,733,852

2,493	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	2,120,222

1,500	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2006, 5.850%, 5/01/26 (7), (9)	5/14 at 102.00	N/R	749,655

5,000	Gilberts, Illinois, Special Service Area 19 Special Tax Bonds, The Conservancy Project, Series 2006-1, 5.375%, 3/01/16 (4)	No Opt. Call	N/R	2,600,500

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,498,125

3,900	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%, 1/01/28	1/18 at 102.00	N/R	3,673,488

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/12 at 100.00	BB+	805,934

8,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	12/10 at 100.00	BBB–	8,001,760

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	N/R	$1,982,800

4,500	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	No Opt. Call	BBB	4,219,605

4,870	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	3,952,833

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 2008-1098:
1,500	18.116%, 8/15/15 – AGC Insured (IF) (6)	No Opt. Call	AA+	1,770,600
1,625	17.654%, 8/15/15 – AGC Insured (IF) (6)	No Opt. Call	AA+	1,743,885
2,500	17.654%, 8/15/15 – AGC Insured (IF) (6)	No Opt. Call	AA+	2,682,900

1,000	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	841,540

24,410	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa1	23,804,144

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
4,170	5.000%, 4/01/31	4/16 at 100.00	Baa2	3,872,429
4,250	5.000%, 4/01/36	4/16 at 100.00	Baa2	3,846,080

3,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa2	3,385,440

	Illinois Finance Authority, Revenue Bonds, Kewanee Hospital, Series 2006:
6,370	5.000%, 8/15/26	8/16 at 100.00	N/R	5,457,115
7,245	5.100%, 8/15/31	8/16 at 100.00	N/R	5,894,967

15,645	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46 (7)	10/16 at 100.00	N/R	11,467,629

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
500	5.250%, 5/15/15	No Opt. Call	N/R	501,690
2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	2,637,289
350	5.400%, 5/15/38	5/12 at 100.00	N/R	284,694

	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 3764:
3,125	17.430%, 5/01/26 (IF)	5/20 at 100.00	AA	3,467,750
3,125	17.430%, 5/01/26 (IF)	5/20 at 100.00	AA	3,275,875

1,750	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009B, 6.000%, 8/15/39	8/14 at 100.00	AA+	1,844,868

39,500	Illinois Finance Authority, Revenue Bonds, Illinois, Northwestern University, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	40,814,165

2,500	Illinois Finance Authority, Revenue Bonds, Northwestern University, Series 2009, Tender Option Bond Trust 3302, 17.601%, 6/01/14 (IF)	12/15 at 100.00	AAA	2,832,700

15,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	15,881,850

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A:
3,100	5.750%, 11/15/33	11/17 at 100.00	A	3,197,557
1,900	5.750%, 11/15/37	11/17 at 100.00	A	1,953,029

14,545	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	12,969,777

8,120	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	9,515,584

10,855	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R	10,927,403

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (UB)	11/18 at 100.00	A2	10,323,590

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (UB)	11/18 at 100.00	A2	2,797,900

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (UB)	5/19 at 100.00	A2	$6,108,108

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bond Trust 3089:
3,067	19.774%, 5/01/17 (IF)	No Opt. Call	A2	4,300,670
300	18.795%, 5/01/17 (IF)	No Opt. Call	A2	415,788
250	19.784%, 5/01/17 (IF)	No Opt. Call	A2	350,560
1,065	19.740%, 5/01/17 (IF)	No Opt. Call	A2	1,492,310
315	19.634%, 5/01/17 (IF)	No Opt. Call	A2	440,436
815	19.726%, 11/01/39 (IF)	5/19 at 100.00	A2	1,127,919

30,275	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	29,244,439

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
650	6.875%, 8/15/38	8/19 at 100.00	BBB	725,023
25,000	7.000%, 8/15/44	8/19 at 100.00	BBB	27,991,500

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 11783-1, 19.225%, 2/15/31 (IF)	No Opt. Call	AA–	2,880,654

5,990	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	5,702,780

5,040	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	No Opt. Call	Baa3	4,883,306

7,000	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/27 – AMBAC Insured	2/11 at 100.00	BBB	6,640,550

2,600	Illinois Health Facilities Authority, Revenue Bonds, Smith Crossing, Series 2003A, 7.000%, 11/15/32	No Opt. Call	N/R	2,568,280

2,475	Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Tender Option Bond Trust 3721, 17.832%, 8/01/16 (IF) (6)	No Opt. Call	AA	2,676,539

5,505	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Tender Option Bond Trust 3589, 16.724%, 10/20/14 (Alternative Minimum Tax) (IF)	No Opt. Call	N/R	5,611,797

24,350	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	No Opt. Call	N/R	17,827,853

	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2:
5,260	5.500%, 1/01/25 – ACA Insured	1/16 at 100.00	B–	3,533,615
3,000	5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	B–	1,895,670
9,425	5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	B–	6,300,707

12,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (7), (8)	7/18 at 100.00	N/R	3,076,671

9,300	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3220, 18.326%, 6/15/42 (IF)	6/20 at 100.00	AAA	9,549,612

3,345	Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/13 at 102.00	N/R	3,381,561

4,835	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	4,190,881

5,763	Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	5,352,905

3,381	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	3,288,868

5,906	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	5,560,558

2,184	Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	2,199,528

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$4,291	Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R	$4,303,959

3,750	Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	3,110,438

–(11)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	183

2,900	Rosemont, Illinois, Tax Increment Bonds, River Road Hotel Partners Project, Series 2007, 5.100%, 12/30/23	1/10 at 100.00	N/R	2,352,973

	Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:
2,935	6.950%, 1/01/21	1/18 at 100.00	N/R	2,869,726
2,000	6.950%, 1/01/25	1/18 at 100.00	N/R	1,926,440

3,805	Southwestern Illinois Development Authority Local Government Program Revenue Bonds, Granite City Project, Series 2009C, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,883,041

3,210	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,275,837

3,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	3,066,570

1,750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,829,520

4,491	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R	3,731,302

2,407	Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R	1,982,622

890	Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	789,127

3,295	Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/13 at 102.00	N/R	3,128,965

3,620	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/14 at 102.00	N/R	3,672,852

2,400	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,460,952

7,450	Yorkville United City, Illinois, Special Service Area 2006-113 Cannoball & Beecher Special Tax Bonds, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	7,043,230

3,963	Yorkville, Illinois, Special Service Area 2004-104 Assessment Bonds, MPI Grande Reserve Project, Series 2004, 6.375%, 3/01/34	3/14 at 102.00	N/R	3,067,798

3,687	Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	2,958,117
532,850	Total Illinois			498,211,986
	Indiana – 2.4%

1,625	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	7/12 at 103.00	N/R	1,656,249

4,520	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B+	4,084,317

1,735	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24	8/16 at 100.00	Baa3	1,663,206

1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.404%, 4/01/30 (WI/DD, Settling 11/04/10) – AMBAC Insured (IF)	No Opt. Call	AA	2,113,692

3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, 17.864%, 4/15/17 (IF)	No Opt. Call	Aa3	5,317,800

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$2,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BBB–	$2,579,232

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
1,460	18.251%, 6/01/17 (IF)	No Opt. Call	AA	1,801,406
330	18.370%, 12/01/32 (IF)	12/19 at 100.00	AA	407,167
5,000	15.290%, 12/01/32 (IF)	12/19 at 100.00	AA	6,169,200

	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2009, Trust 3301:
1,230	14.470%, 11/15/30 (IF)	11/16 at 100.00	Aa1	1,330,417
7,010	14.234%, 11/15/30 (IF)	11/16 at 100.00	Aa1	7,525,936

2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Community Foundation of Northwest Indiana, Series 2004A, 6.000%, 3/01/34	3/14 at 101.00	BBB	2,052,160

6,500	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB	6,551,350

10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA+	11,003,300

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 11779:
310	19.195%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA+	434,409
2,500	19.195%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA+	3,503,300
4,995	20.170%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA+	7,168,225
6,250	19.195%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA+	8,758,250

1,165	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1997, 5.625%, 12/01/27 (Alternative Minimum Tax)	12/10 at 100.00	Ba3	1,106,703

1,360	Jasper County, Indiana, Economic Development Revenue Bonds, Georgia Pacific Corporation Project, Series 1999, 5.600%, 4/01/29 (Alternative Minimum Tax)	4/11 at 100.00	Ba3	1,338,458

330	Jasper County, Indiana, Economic Development Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax)	4/11 at 100.00	Ba3	330,594

1,750	Petersburg, Indiana, Pollution Control Revenue Bonds, Indiana Power and Light Company, Series 1996, 6.375%, 11/01/29 (Alternative Minimum Tax)	8/11 at 102.00	Baa2	1,795,308

890	Petersburg, Indiana, Pollution Control Revenue Refunding Bonds, Indianapolis Power and Light Company, Series 1991, 5.750%, 8/01/21	8/11 at 102.00	A3	912,731

1,550	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	A	1,561,362

3,643	Portage, Indiana, Special Improvement District Revenue Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35 (4)	3/15 at 102.00	N/R	1,961,901

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23 (7), (8)	2/15 at 100.00	CCC	1,172,363
2,500	5.375%, 2/15/34 (7), (8)	2/15 at 100.00	CCC	956,250

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	2,162,133

230	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.550%, 5/15/19	5/11 at 100.00	N/R	226,085

	Vigo County, Indiana, Hospital Authority, Union Hospital, Revenue Bonds, Series 2007:
2,000	5.700%, 9/01/37	9/17 at 100.00	N/R	1,884,760
14,000	5.750%, 9/01/42	9/17 at 100.00	N/R	13,201,860
29,500	5.800%, 9/01/47	9/17 at 100.00	N/R	27,713,775

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$4,320	Whitley County, Indiana, Solid Waste and Sewerage Disposal Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%, 11/01/18 (Alternative Minimum Tax)	11/10 at 102.00	N/R	$4,261,421
131,668	Total Indiana			134,705,320
	Iowa – 0.5%

12,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	10,697,640

5,845	Iowa Finance Authority, Multifamily Housing Bonds, Series 2006A,, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA	5,752,065

11,055	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	BBB	8,644,789

2,250	Scott County, Iowa, Revenue Bonds, Ridgecrest Village, Series 2006, 5.250%, 11/15/27	11/16 at 100.00	N/R	1,981,665
31,150	Total Iowa			27,076,159
	Kansas – 0.3%

5,575	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	5,032,330

1,750	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	1,442,613

1,000	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A, 5.150%, 9/01/31	9/14 at 100.00	N/R	894,120

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16	No Opt. Call	N/R	589,530
4,780	5.000%, 3/01/26	3/16 at 100.00	N/R	2,355,823

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28	12/16 at 100.00	N/R	1,339,925

2,470	Wyandotte County-Kansas City Unified Government, Kansas, Multifamily Housing Revenue Bond, Crestwood Apartments Project, Series 2006, 6.950%, 6/01/37 (Alternative Minimum Tax) (4), (7)	6/11 at 102.00	N/R	222,226

7,450	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	4,190,253
26,815	Total Kansas			16,066,820
	Kentucky – 0.8%

13,500	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	No Opt. Call	Baa2	14,411,790

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
500	5.800%, 10/01/12	4/11 at 100.00	BB–	500,130
2,000	5.850%, 10/01/17	4/11 at 100.00	BB–	1,963,280
6,390	5.875%, 10/01/22	4/11 at 100.00	BB–	5,827,808

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA+	1,089,780

1,000	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa2	1,029,790

16,975	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A–	18,113,004

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	$2,096,640
43,555	Total Kentucky			45,032,222
	Louisiana – 2.0%

1,940	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2004, 5.500%, 5/01/16 (4), (7)	11/10 at 100.00	N/R	1,042,944

13,220	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005A, 5.900%, 5/01/17 (4), (7)	11/10 at 100.00	N/R	7,107,072

1,395	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005B, 5.900%, 5/01/17 (4), (7)	11/10 at 100.00	N/R	749,952

10,290	Carter Plantation Land LLC, Louisiana, 9.000%, 7/01/17 (4), (7)	11/10 at 100.00	N/R	5,209,210

100	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	101,448

825	East Baton Rouge Parish, Louisiana, Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 1998, 5.350%, 9/01/11 (Alternative Minimum Tax)	3/11 at 100.00	Ba3	825,281

15,000	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax) (12), (14)	No Opt. Call	N/R	1,630,001

1,160	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14	No Opt. Call	N/R	1,087,048

6,938	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17	No Opt. Call	N/R	3,698,162

2,310	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29 (Mandatory put 8/01/20)	8/20 at 100.00	BB+	2,457,771

26,350	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	28,034,292

11,535	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36 (4), (7)	9/16 at 100.00	N/R	5,733,702

2,265	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006B, 8.500%, 9/01/17 (4), (7)	9/16 at 100.00	N/R	1,123,848

4,215	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured	No Opt. Call	N/R	4,431,988

9,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	9,006,494

5,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	3,875,386

5,665	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	5,543,769

1,895	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation, Series 2007B, 5.500%, 5/15/47	5/17 at 100.00	Baa1	1,876,372

2,000	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21	10/11 at 100.00	N/R	1,521,020

9,755	St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds, Freeport McMoran Project, Series 1992, 7.700%, 10/01/22 (Alternative Minimum Tax)	4/11 at 100.00	N/R	9,757,146

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$14,380	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	$14,517,617

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21	10/11 at 100.00	N/R	1,644,289
149,128	Total Louisiana			110,974,812
	Maryland – 1.7%

1,585	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park - North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	1,612,627

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,615	5.250%, 9/01/20 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	1,594,150
850	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	812,762

500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	476,990

19,505	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba1	18,651,461

1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A, 5.250%, 4/01/33	4/17 at 100.00	N/R	802,430

	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Tender Option Bond Trust 2849:
675	10.477%, 1/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	680,468
4,780	10.477%, 1/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	4,818,718

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	7,347,836

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
940	8.929%, 3/01/30 (Alternative Minimum Tax) (IF) (6)	3/17 at 100.00	Aa2	949,898
1,710	9.035%, 3/01/30 (Alternative Minimum Tax) (IF) (6)	3/17 at 100.00	Aa2	1,737,565

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,925	5.000%, 12/01/16	No Opt. Call	N/R	1,657,002
46,100	5.000%, 12/01/31	12/16 at 100.00	N/R	32,097,125

2,080	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Frostburg State University Project, Series 2002A , 6.250%, 10/01/33	10/12 at 101.00	Ba3	2,052,461

3,505	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	3/11 at 100.00	N/R	3,507,033

1,500	Maryland Health and HIgher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/20 at 100.00	BBB–	1,553,370

	Maryland Health and Higher Educational Facilities Authority, Private School Revenue Bonds, Washington Christian Academy, Series 2006:
750	5.250%, 7/01/18 (7)	1/17 at 100.00	N/R	322,478
6,260	5.500%, 7/01/38 (7)	1/17 at 100.00	N/R	2,691,612

4,345	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A, 5.300%, 1/01/37	1/17 at 100.00	N/R	3,219,341

	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:
495	5.375%, 7/01/14 (7)	1/11 at 100.00	B3	453,841
9,435	5.300%, 7/01/24 (7)	1/11 at 100.00	B3	6,566,760
116,890	Total Maryland			93,605,928
	Massachusetts – 1.1%

12,225	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Caa3	6,598,199

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$4,080	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R	$1,957,054

2,000	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R	1,838,860

570	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	598,112

2,030	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	1,970,298

870	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.300%, 12/01/14 (Alternative Minimum Tax)	12/10 at 100.00	BBB	871,061

505	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1999A, 6.700%, 12/01/14 (Alternative Minimum Tax)	12/10 at 101.00	BBB	513,196

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB	4,018,910

	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A:
5,950	6.250%, 1/15/28	1/18 at 100.00	N/R	5,594,428
5,300	6.500%, 1/15/38	1/18 at 100.00	N/R	4,859,146

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 1999A:
205	5.700%, 7/01/15	1/11 at 100.00	BBB	205,502
1,515	5.625%, 7/01/20	1/11 at 100.00	BBB	1,515,379
230	5.750%, 7/01/28	1/11 at 100.00	BBB	223,036

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B:
90	6.500%, 7/01/12	No Opt. Call	BBB	92,279
430	6.250%, 7/01/22	7/12 at 101.00	BBB	437,448

3,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	3,280,305

2,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Jordan Hospital, Series 1998D, 5.250%, 10/01/23	4/11 at 100.00	BB–	2,516,470

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/37	7/17 at 100.00	BBB–	1,730,440

1,250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2001C, 5.500%, 7/01/16	7/11 at 100.00	BB–	1,208,575

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	2,373,330

1,870	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34	7/14 at 100.00	CCC	968,847

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B:
4,425	6.250%, 7/01/24	7/14 at 100.00	CCC	2,292,593
10,555	6.375%, 7/01/34	7/14 at 100.00	CCC	5,468,546

2,500	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2010-64W., 19.387%, 6/01/41 (IF)	6/20 at 100.00	AA–	2,701,100

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
150	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	N/R	135,611

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$4,000	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	N/R	$3,623,320
3,940	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	N/R	3,263,857
79,440	Total Massachusetts			60,855,902
	Michigan – 3.3%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
1,725	6.000%, 11/01/28	11/18 at 100.00	BBB–	1,726,070
2,000	6.000%, 11/01/37	11/18 at 100.00	BBB–	1,947,880

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB	932,610

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,470,297

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
2,445	5.000%, 11/01/26	11/16 at 100.00	BB+	2,072,627
1,500	5.250%, 11/01/31	11/16 at 100.00	BB+	1,258,170
3,090	5.250%, 11/01/36	11/16 at 100.00	BB+	2,509,389

1,155	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	4/11 at 100.00	N/R	1,084,626

840	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	4/11 at 100.00	N/R	841,420

5,500	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Tender Option Bonds Trust 11784, 18.236%, 5/01/27 – AGM Insured (IF)	No Opt. Call	AA+	6,651,920

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
1,200	5.650%, 11/01/25	11/15 at 100.00	BB+	1,085,052
500	5.750%, 11/01/30	11/15 at 100.00	BB+	442,555
2,425	5.750%, 11/01/35	11/15 at 100.00	BB+	2,094,933

8,215	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	11/10 at 100.00	B–	4,632,685

2,500	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Tender Option Bond Trust 3789, 18.330%, 5/01/18 (IF)	No Opt. Call	AA	2,702,800

1,095	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	720,882

2,000	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	1,870,400

	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
7,825	4.875%, 8/15/27	8/17 at 100.00	N/R	6,058,115
4,850	5.000%, 8/15/38	8/17 at 100.00	N/R	3,428,756

	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004:
1,000	6.200%, 1/01/25	1/15 at 100.00	N/R	929,550
1,500	6.500%, 1/01/37	1/15 at 100.00	N/R	1,330,470

	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A:
180	5.500%, 7/01/20	7/15 at 100.00	BB+	180,572
3,500	6.250%, 7/01/40	7/15 at 100.00	BB+	3,567,585

6,170	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 - AGM Insured (Alternative Minimum Tax) (UB) (6)	7/15 at 100.00	AA+	6,331,468

	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
600	7.500%, 10/01/12	10/11 at 100.00	B1	604,386

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$2,900	7.900%, 10/01/21	4/11 at 102.00	B1	$2,904,031
10,550	8.000%, 10/01/31	4/11 at 102.00	B1	10,527,634

	Michigan Municipal Bond Authority, Revenue Bonds, YMCA Service Learning Academy Charter School, Series 2001:
200	7.250%, 10/01/11	4/11 at 101.00	Ba1	202,430
750	7.625%, 10/01/21	4/11 at 101.00	Ba1	757,020

1,000	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	941,870

1,150	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Black River Public School Academy, Series 2006, 5.800%, 9/01/30	9/12 at 102.00	N/R	996,452

	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Michigan Technical Academy, Series 2006:
755	6.000%, 2/01/16	No Opt. Call	BB+	768,167
1,055	6.375%, 2/01/26	2/16 at 100.00	BB+	1,024,859
2,855	6.500%, 2/01/36	2/16 at 100.00	BB+	2,712,421

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,526,747

1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	841,820

3,790	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	3,254,132

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
350	7.250%, 4/01/20	No Opt. Call	BB+	365,624
1,140	8.000%, 4/01/30	4/20 at 100.00	BB+	1,210,327
500	8.000%, 4/01/40	4/20 at 100.00	BB+	525,935

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:
770	5.125%, 8/15/18	2/11 at 100.00	BB–	764,086
2,645	5.250%, 8/15/23	2/11 at 100.00	Ba3	2,585,064
30	5.250%, 8/15/28 – ACA Insured	2/11 at 100.00	BB–	28,058
5,170	5.250%, 8/15/28	2/11 at 100.00	BB–	4,835,294

2,265	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32	4/13 at 100.00	A	2,286,744

19,600	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B, 5.500%, 8/15/23	2/11 at 100.00	BB–	19,149,984

5,815	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1997A, 5.250%, 8/15/27 – AMBAC Insured	2/11 at 100.00	BB–	5,564,315

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Sinai Hospital, Series 1995:
580	6.625%, 1/01/16	1/11 at 100.00	BB	580,174
555	6.700%, 1/01/26	1/11 at 100.00	BB	544,233

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	9,679,564

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
2,250	5.250%, 11/15/25	5/15 at 100.00	N/R	2,020,388
11,200	5.500%, 11/15/35	5/15 at 100.00	N/R	9,749,264

	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A:
2,005	6.250%, 8/15/13	2/11 at 100.00	BB–	2,005,742
8,600	6.500%, 8/15/18	2/11 at 100.00	BB–	8,599,742

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$570	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Ford Motor Company, Series 1992A, 6.550%, 10/01/22	4/11 at 100.00	Ba3	$568,330

3,300	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	Baa3	2,930,598

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V:
2,000	8.000%, 9/01/29	9/18 at 100.00	A1	2,413,820
9,000	8.250%, 9/01/39	9/18 at 100.00	A1	10,850,850

	Summit Academy North Charter School, Michigan, Charter School Revenue Bonds, Series 2005:
175	4.750%, 11/01/11	No Opt. Call	BB+	175,544
1,070	5.000%, 11/01/15	No Opt. Call	BB+	1,058,819
1,705	5.250%, 11/01/20	11/15 at 100.00	BB+	1,596,426
4,795	5.350%, 11/01/25	11/15 at 100.00	BB+	4,284,189
3,685	5.500%, 11/01/30	11/15 at 100.00	BB+	3,234,656
5,900	5.500%, 11/01/35	11/15 at 100.00	BB+	5,015,118
198,280	Total Michigan			185,555,689
	Minnesota – 1.1%

9,410	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, St. Luke’s Hospital, Series 2002, 7.250%, 6/15/32	6/12 at 101.00	BB–	9,641,768

	Falcon Heights, Minnesota, Lease Revenue Bonds, Kaleidoscope Charter School Revenue Bonds, Series 2007A:
425	6.000%, 11/01/27	11/15 at 100.00	N/R	396,704
1,000	6.000%, 11/01/37	11/15 at 100.00	N/R	892,670

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,010,350

600	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006, 5.200%, 2/01/22	2/14 at 100.00	N/R	555,414

1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45	8/20 at 100.00	N/R	1,516,665

1,525	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,529,438

2,400	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Higher Ground Academy Project, Series 2009, 8.500%, 12/01/38	6/14 at 102.00	N/R	2,582,208

465	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	No Opt. Call	N/R	439,565

1,600	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Achieve Charter School, Series 2003A, 7.000%, 12/01/32	12/11 at 102.00	N/R	1,612,176

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A:
465	6.625%, 12/01/23	6/14 at 102.00	N/R	474,663
2,120	6.875%, 12/01/33	6/14 at 102.00	N/R	2,143,468

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
400	5.750%, 9/01/26	9/14 at 102.00	N/R	372,056
500	6.000%, 9/01/36	9/14 at 102.00	N/R	459,515

1,300	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,243,645

2,045	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	1,844,631

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/14 at 101.00	N/R	765,494
1,225	5.375%, 5/01/43	5/14 at 101.00	N/R	1,068,776

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
$2,195	6.000%, 11/15/25	11/15 at 100.00	BB+	$2,215,787
10,500	6.000%, 11/15/35	11/15 at 100.00	BB+	10,130,925

	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
2,700	5.750%, 5/01/25	5/15 at 100.00	BB	2,692,116
2,800	5.875%, 5/01/30	5/15 at 100.00	BB	2,731,820

8,300	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	8,086,109

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,318,830
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	672,168

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Marys Care Center Project, Series 2010A:
1,000	6.250%, 9/01/30	9/17 at 100.00	N/R	960,420
500	6.500%, 9/01/34	9/17 at 100.00	N/R	481,790
3,250	6.875%, 9/01/42	9/17 at 100.00	N/R	3,193,970
62,370	Total Minnesota			61,033,141
	Mississippi – 0.4%

300	Biloxi Housing Authority, Mississippi, Multifamily Housing Revenue Bonds, Beauvoir Manor Apartments, Series 2001B-1, 6.250%, 9/01/31 (Alternative Minimum Tax)	9/11 at 102.00	Ba3	198,573

2,650	Mississippi Business Finance Corporation Pollution Control Revenue Refunding Bonds (System Energy Resources, Inc. Project) Series 1999, 5.900%, 5/01/22	11/10 at 100.00	BBB	2,663,250

5,000	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30	2/21 at 102.00	NA	5,126,650

10,745	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/11 at 100.00	BBB	10,798,725

1,769	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	1,371,804

4,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	4,414,840
24,464	Total Mississippi			24,573,842
	Missouri – 1.9%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R	234,008
600	5.625%, 3/01/25	3/16 at 100.00	N/R	532,482

	Branson Regional Airport Transportation Development District, Missouri, Project Revenue Bonds, Series 2007B:
3,000	6.000%, 7/01/25 (Alternative Minimum Tax)	7/12 at 100.00	N/R	1,641,240
5,800	6.000%, 7/01/37 (Alternative Minimum Tax)	7/17 at 100.00	N/R	3,175,268

	Carthage, Missouri, Hospital Revenue Bonds, McCune-Brooks Hospital, Series 2005:
9,040	5.750%, 4/01/22	4/16 at 100.00	N/R	8,105,083
3,165	5.875%, 4/01/30	4/16 at 100.00	N/R	2,822,072

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26	8/14 at 100.00	N/R	190,124
600	5.250%, 8/01/31	8/14 at 100.00	N/R	548,922

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
$590	5.000%, 6/01/20	6/16 at 100.00	N/R	$546,198
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,490,990

1,475	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,541,537

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	4,639,127

	Kansas City Tax Increment Financing District, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
2,155	5.150%, 6/01/16	6/14 at 102.00	N/R	2,116,576
3,000	5.400%, 6/01/24	6/14 at 102.00	N/R	2,662,800

17,000	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	16,598,290

1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	8/17 at 100.00	N/R	1,427,940

500	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri - Events Center Project, Series 2009F, 6.250%, 4/01/38	4/14 at 100.00	A	522,605

6,685	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 - AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	Aa1	6,375,083

550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005, 5.375%, 2/01/35	No Opt. Call	N/R	549,582

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	1,144,676
1,650	5.350%, 6/15/32	6/15 at 103.00	N/R	1,395,669

	Saint Louis Industrial Development Authority, Missouri, Saint Louis Convention Center Headquarters Hotel Project, Series 2000A:
3,950	7.000%, 12/15/15 (Alternative Minimum Tax) (16)	12/10 at 102.00	Ca	1,200,524
8,710	6.875%, 12/15/20 (Alternative Minimum Tax) (16)	12/10 at 102.00	Ca	2,622,146
14,585	7.200%, 12/15/28 (Alternative Minimum Tax) (16)	12/10 at 102.00	Ca	4,376,375
26,535	7.250%, 12/15/35 (Alternative Minimum Tax) (16)	12/10 at 102.00	Ca	7,958,112

9,000	Saint Louis, Missouri, Land Clearance for Redevelopment Authority, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	9,117,450

5,675	Saint Louis, Missouri, Orpheum Theater Community Improvement District, Saint Louis, Missouri, Property and Sales Tax Revenue Bonds, Series 2009, 9.000%, 3/01/29	No Opt. Call	N/R	5,791,167

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	1/11 at 100.00	N/R	1,213,971

2,245	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	4/11 at 100.00	N/R	1,751,594

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	2,092,961

1,445	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	No Opt. Call	N/R	1,069,921

1,561	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	No Opt. Call	N/R	1,096,384

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26	No Opt. Call	N/R	1,720,473

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
$500	5.100%, 11/01/19	11/14 at 100.00	N/R	$483,670
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	930,590

2,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	1,852,460

675	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	561,917

	University Place Transportation Development District, St. Louis County, Missouri, Transportation Sales Tax and Special Assessment Revenue Bonds, Series 2006:
1,000	5.000%, 3/01/26	3/15 at 100.00	N/R	757,070
2,500	5.000%, 3/01/32	3/15 at 100.00	N/R	1,732,200
157,577	Total Missouri			105,589,257
	Montana – 0.5%

9,810	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/11 at 100.50	B	9,197,660

17,454	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	No Opt. Call	N/R	17,293,772
27,264	Total Montana			26,491,432
	Nebraska – 0.1%

4,000	Gage County Hospital Authority 1, Nebraska, Health Care Facility Revenue Bonds, Beatrice Community Hospital and Health Project, Series 2010B, 6.750%, 6/01/35	No Opt. Call	N/R	4,159,880
	Nevada – 1.0%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 20.005%, 1/01/36 (IF)	1/20 at 100.00	Aa3	5,553,220

9,745	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 2005A, 4.850%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/15 at 100.00	BBB	8,952,634

1,215	Clark County, Nevada, Local Improvement Bonds, Mountain’s Edge Special Improvement District 142, Series 2003, 6.375%, 8/01/23	8/16 at 100.00	N/R	1,190,493

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 11823, 17.964%, 7/01/18 (IF)	No Opt. Call	Aa3	1,186,628

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
2,000	5.625%, 1/01/32 – AMBAC Insured (4)	1/12 at 100.00	N/R	420,380
1,000	5.375%, 1/01/40 – AMBAC Insured (4)	1/11 at 100.00	N/R	210,130

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000:
1,000	7.250%, 1/01/23 (4)	1/12 at 100.00	N/R	2,300
41,800	7.375%, 1/01/40 (4)	1/12 at 100.00	N/R	96,140

1,600	Henderson Local Improvement Districts T-17, Nevada, Limited Obligation Improvement Bonds, Madeira Canyon Project, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,235,808

1,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	861,830

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	5,928,450

3,175	Las Vegas, Nevada, Local Improvement Bonds, District 607, Series 2004, 6.250%, 6/01/24	12/16 at 100.00	N/R	2,910,872

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
$530	6.000%, 8/01/27	4/15 at 102.00	N/R	$455,699
2,645	6.150%, 8/01/37	4/15 at 102.00	N/R	2,154,802

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,853,094

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
2,340	6.500%, 9/01/20	9/18 at 100.00	N/R	2,351,138
2,000	6.750%, 9/01/27	9/18 at 100.00	N/R	1,954,600

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
7,205	6.500%, 6/15/20	6/18 at 100.00	Ba3	7,217,176
12,940	6.750%, 6/15/28	6/18 at 100.00	Ba3	12,499,781
102,855	Total Nevada			57,035,175
	New Hampshire – 0.0%

200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	Baa3	192,090

2,900	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2007-E, 5.750%, 1/01/37 (Alternative Minimum Tax)	7/17 at 100.00	Aa2	3,126,490
3,100	Total New Hampshire			3,318,580
	New Jersey – 2.7%

6,422	Bayonne Medical Center Inc., New Jersey, Revenue Bonds, Bond Anticipation Notes, Series 2006, 8.050%, 12/01/10 (7), (13)	No Opt. Call	N/R	675,638

6,255	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB–	5,583,088

7,410	Camden County Pollution Control Financing Authority, New Jersey, Solid Waste Disposal and Resource Recovery System Revenue Bonds, Series 1991A, 7.500%, 12/01/10 (Alternative Minimum Tax)	No Opt. Call	Caa1	7,345,237

5,215	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/29	6/14 at 100.00	BBB	5,155,914

1,000	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	11/10 at 100.00	N/R	917,250

2,055	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	4/11 at 100.00	Ba1	2,062,727

985	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax)	11/10 at 100.00	CCC+	943,650

365	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	4/11 at 100.00	B3	304,560

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
2,000	6.250%, 9/15/19 (Alternative Minimum Tax)	9/11 at 100.00	B	1,993,100
5,045	6.400%, 9/15/23 (Alternative Minimum Tax)	3/11 at 100.50	B	5,046,665
10,565	6.250%, 9/15/29 (Alternative Minimum Tax)	3/11 at 100.50	B	10,410,011

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000:
1,500	7.200%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	1,512,930
2,605	7.000%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	2,622,271

3,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)	6/13 at 101.00	B	3,300,291

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$2,400	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	Baa1	$2,791,872

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018:
1,575	18.606%, 7/01/38 – AGC Insured (IF)	1/14 at 100.00	AA+	1,838,907
5,000	19.101%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA+	6,728,400
1,250	19.101%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA+	1,682,100
1,815	19.076%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA+	2,442,409

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008:
2,990	6.000%, 7/01/18	No Opt. Call	BBB–	3,263,884
9,100	6.625%, 7/01/38	7/18 at 100.00	BBB–	9,570,197

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
590	5.500%, 7/01/23	7/13 at 100.00	Ba2	552,093
3,765	5.500%, 7/01/33	7/13 at 100.00	Ba2	3,161,019

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.125%, 7/01/32 – RAAI Insured	1/12 at 100.00	N/R	1,751,860

11,715	New Jersey Health Care Facilities Financing Authority, Trinitas Hospital Obligated Group, Series 2007A, 5.250%, 7/01/23	7/17 at 100.00	BBB–	11,743,467

48,665	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (UB)	6/18 at 100.00	AA+	52,323,148

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,310	5.000%, 6/01/29	6/17 at 100.00	BBB	2,823,033
4,630	5.000%, 6/01/41	6/17 at 100.00	BBB	3,337,999
153,327	Total New Jersey			151,883,720
	New Mexico – 0.3%

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	1,414,640
1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	1,352,175

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
1,095	5.500%, 9/01/16	No Opt. Call	N/R	1,033,768
1,155	5.750%, 9/01/21	9/16 at 100.00	N/R	1,002,829
7,550	6.000%, 9/01/32	9/16 at 100.00	N/R	6,054,345

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/28	10/18 at 100.00	N/R	1,149,635
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,209,872
17,385	Total New Mexico			15,217,264
	New York – 3.5%

750	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	BBB+	746,100

26,090	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	No Opt. Call	BBB–	28,436,274

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	486,365

5,790	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A1	6,084,711

Nuveen Investments	61

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
$10,000	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	B–	$10,531,100
7,500	7.625%, 8/01/25 (Mandatory put 8/01/16) (Alternative Minimum Tax)	8/16 at 101.00	B–	7,932,075
10,600	8.000%, 8/01/28	No Opt. Call	B–	11,398,710
500	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–	531,760

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
5,500	5.750%, 10/01/27	10/17 at 100.00	N/R	3,804,515
25,520	5.750%, 10/01/37	10/17 at 100.00	N/R	17,280,102
61,500	5.875%, 10/01/46	10/17 at 102.00	N/R	41,559,240

1,200	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001A, 6.375%, 7/01/31	7/12 at 100.00	Baa3	1,210,908

1,255	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001B, 6.375%, 7/01/31	7/12 at 100.00	Baa3	1,266,408

1,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2002C, 6.450%, 7/01/32	7/12 at 101.00	Baa3	1,018,560

	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, 7 World Trade Center, Series 2005A:
3,000	6.250%, 3/01/15	3/12 at 100.00	N/R	3,027,240
1,000	6.500%, 3/01/35	3/12 at 100.00	N/R	1,000,790

4,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	5,006,410

	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1990:
200	5.400%, 7/01/19 (Alternative Minimum Tax)	2/11 at 100.00	CCC+	173,550
430	5.400%, 7/01/20 (Alternative Minimum Tax)	2/11 at 100.00	CCC+	368,618

2,305	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)	2/11 at 100.00	CCC+	2,181,544

1,595	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	BB–	1,636,295

5,370	New York City Industrial Development Authority, New York, JetBlue,, 5.125%, 5/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B–	4,693,541

	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484:
2,500	17.682%, 6/15/15 (IF)	No Opt. Call	AA+	3,163,600
1,290	17.649%, 6/15/15 (IF)	No Opt. Call	AA+	1,631,747
375	17.682%, 6/15/15 (IF)	No Opt. Call	AA+	477,255
1,250	17.682%, 6/15/32 (IF)	6/17 at 100.00	AA+	1,578,800
7,500	17.682%, 6/15/33 (IF)	6/19 at 100.00	AA+	9,545,100
1,875	17.682%, 6/15/33 (IF)	6/19 at 100.00	AA+	2,386,275

5,500	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Series 2010, 6.375%, 7/15/49	1/20 at 100.00	BBB	5,909,365

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB)	5/18 at 100.00	Aa2	16,731,200

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2009, Trust 2977, 13.506%, 11/01/35 (Alternative Minimum Tax) (IF)	5/18 at 100.00	Aa2	1,893,272

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A:
$3,000	5.250%, 12/01/16	No Opt. Call	BB	$2,833,710
1,750	5.000%, 12/01/23	6/17 at 100.00	BB	1,463,508

1,305	Suffolk County Industrial Development Agency, New York, Industrial Development Revenue Bonds, Windmill Village LLC Facility, Series 2001, 5.750%, 12/01/31 (Alternative Minimum Tax)	12/11 at 102.00	Aaa	1,360,763

100	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/11 at 100.00	N/R	91,904

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/11 at 101.00	B–	1,002,160
220,990	Total New York			200,443,475
	North Carolina – 0.6%

1,500	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	1,201,410

	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008:
750	6.750%, 8/01/24	8/18 at 100.00	N/R	700,905
3,470	7.250%, 8/01/34	8/18 at 100.00	N/R	3,203,157

	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149:
2,650	13.116%, 7/15/32 (IF)	1/18 at 100.00	AA–	2,862,345
670	13.062%, 7/15/38 (IF)	1/18 at 100.00	AA–	723,325

5,500	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/12 at 106.00	N/R	5,103,890

	North Carolina Capital Facilities Financing Agency, General Revenue Bonds, Duke University, Tender Options Bond Trust 3248:
1,225	17.661%, 4/01/14 (IF)	No Opt. Call	AA+	1,503,467
645	17.629%, 4/01/14 (IF)	No Opt. Call	AA+	791,254
7,920	26.574%, 10/01/21 (IF)	10/16 at 100.00	AA+	14,625,547

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
2,800	5.400%, 10/01/27	10/16 at 100.00	N/R	2,757,160
1,655	5.600%, 10/01/36	10/16 at 100.00	N/R	1,574,666
28,785	Total North Carolina			35,047,126
	North Dakota – 0.0%

2,000	Grand Forks, North Dakota, Senior Housing Revenue Bonds, 4000 Valley Square, Series 2006, 5.300%, 12/01/34	12/15 at 100.00	N/R	1,598,900
	Ohio – 3.6%

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	923,708

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
8,000	5.875%, 6/01/30	6/17 at 100.00	BBB	6,740,640
27,970	5.750%, 6/01/34	6/17 at 100.00	BBB	22,305,516
1,750	6.000%, 6/01/42	6/17 at 100.00	BBB	1,376,988
29,125	6.500%, 6/01/47	6/17 at 100.00	BBB	24,472,864
54,720	5.875%, 6/01/47	6/17 at 100.00	BBB	41,875,027

2,760	County of Greene, Ohio, Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	2,910,779

Nuveen Investments	63

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
$1,000	5.000%, 12/01/22	12/16 at 100.00	N/R	$785,950
1,000	5.000%, 12/01/32	12/16 at 100.00	N/R	667,550

2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,578,400

6,240	Ohio Higher Educational Facilities Commission, Revenue Bonds, Cleveland Clinic Health System Obligated Group, Series 2008, Trust 3140, 15.545%, 1/01/16 (IF)	No Opt. Call	Aa2	7,634,390

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
695	20.152%, 1/01/17 (IF)	No Opt. Call	Aa2	940,627
2,500	19.645%, 1/01/17 (IF)	No Opt. Call	Aa2	3,297,400
3,500	19.645%, 1/01/17 (IF)	No Opt. Call	Aa2	4,616,360

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591:
2,000	19.862%, 1/01/17 (IF)	No Opt. Call	Aa2	2,637,920
2,500	19.862%, 1/01/17 (IF)	No Opt. Call	Aa2	3,297,400

500	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	8/11 at 100.00	B+	481,670

890	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 1999, 5.950%, 9/01/29 (Alternative Minimum Tax)	9/11 at 100.00	Ba3	873,232

3,720	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2000, 6.150%, 6/01/30 (Alternative Minimum Tax)	6/12 at 100.00	Ba3	3,687,152

38,000	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	Ba3	36,338,640

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
3,240	7.125%, 8/01/25 (Alternative Minimum Tax)	8/12 at 106.00	N/R	2,828,520
11,000	7.250%, 8/01/34 (Alternative Minimum Tax)	8/12 at 106.00	N/R	9,383,770

7,795	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)	8/12 at 106.00	N/R	6,983,385

500	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	N/R	488,420

2,830	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/11 at 101.00	B+	2,571,338

2,400	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	BBB	2,236,824

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	3,534,048
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (7)	7/17 at 102.00	N/R	5,534,536

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (7), (9)	7/17 at 102.00	N/R	50
253,425	Total Ohio			202,003,104
	Oklahoma – 1.7%

6,545	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	5,952,023

2,000	Oklahoma Development Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center, Series 2007, 5.125%, 12/01/36	12/17 at 100.00	BBB–	1,860,060

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
$2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	$1,921,408
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	2,969,848

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Series 2010A:
7,500	7.250%, 11/01/40	5/20 at 100.00	N/R	7,607,775
7,775	7.250%, 11/01/45	5/20 at 100.00	N/R	7,833,235

805	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1992, 7.350%, 12/01/11	6/11 at 100.00	B–	805,378

31,625	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	12/10 at 100.00	B–	30,670,874

31,055	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	Caa2	32,168,011

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
1,985	6.000%, 5/01/25	5/16 at 103.00	N/R	1,855,578
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	3,290,706
98,580	Total Oklahoma			96,934,896
	Oregon – 0.5%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	2,526,510

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008:
900	8.000%, 1/01/28	1/19 at 100.00	A3	1,102,959
2,670	8.250%, 1/01/38	1/19 at 100.00	A3	3,264,102

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	1/11 at 100.00	N/R	394,810
130	5.000%, 10/01/21	1/11 at 100.00	N/R	101,498
735	5.350%, 10/01/31	1/11 at 100.00	N/R	503,872

1,600	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40	No Opt. Call	BB+	1,638,560

8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (Alternative Minimum Tax)	9/11 at 100.00	B+	8,277,939

4,960	Oregon, Economic Development Revenue Bonds, Georgia Pacific Corp., Series 1995CLVII, 6.350%, 8/01/25 (Alternative Minimum Tax)	2/11 at 100.00	BBB–	4,959,752

3,440	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	12/10 at 100.00	Ba3	3,424,658

1,500	Port Astoria, Oregon, Pollution Control Revenue Bonds, James River Project, Series 1993, 6.550%, 2/01/15	2/11 at 100.00	BBB–	1,501,140

2,115	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	1,997,681
29,820	Total Oregon			29,693,481
	Pennsylvania – 1.7%

	Allegheny Country Industrial Development Authority, Allegheny County, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
1,500	6.750%, 11/01/24	No Opt. Call	BB	1,656,420
3,200	6.875%, 5/01/30	11/19 at 100.00	BB	3,487,136

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	1,956,829

Nuveen Investments	65

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$6,550	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	Ca	$6,385,006

5,025	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	4,365,871

25	Chester County Health and Education Facilities Authority, Pennsylvania, College Revenue Bonds, Immaculata College, Series 1998, 5.625%, 10/15/27	4/11 at 100.00	BB+	24,139

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
2,155	5.125%, 10/15/15	No Opt. Call	N/R	2,199,371
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R	4,787,987
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R	11,511,562

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
5,975	5.875%, 7/01/31	7/16 at 100.00	N/R	5,581,905
4,455	5.900%, 7/01/40	7/16 at 100.00	N/R	4,003,085

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	479,560

1,450	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.040%, 8/01/38 (IF)	8/20 at 100.00	AA	1,780,557

1,040	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/13 at 102.00	N/R	1,050,806

31,250	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/10 at 101.00	B+	30,427,500

	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
2,000	5.250%, 6/01/14	12/10 at 100.00	BB	1,965,020
200	5.125%, 6/01/18	12/10 at 100.00	BB	181,352

	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A:
600	6.500%, 1/01/13 (Alternative Minimum Tax)	1/11 at 100.00	CC	374,136
1,500	6.600%, 1/01/19 (Alternative Minimum Tax)	1/11 at 100.00	CC	852,825

1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3	1,083,330

2,000	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	No Opt. Call	CCC+	2,068,460

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	886,360

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	BB	4,763,702

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
810	5.800%, 5/01/16	No Opt. Call	BBB–	863,687
1,380	6.050%, 5/01/23	5/16 at 100.00	BBB–	1,409,063
985	6.250%, 5/01/33	5/16 at 100.00	BBB–	1,000,543

500	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	1/11 at 100.00	N/R	460,370

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$995	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	$914,146
100,680	Total Pennsylvania			96,520,728
	Puerto Rico – 0.3%

20	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1993A, 6.300%, 6/01/23 (Alternative Minimum Tax)	12/10 at 100.00	CCC+	18,095

780	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	12/10 at 100.00	CCC+	692,500

16,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	14,072,850

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,067,140

30	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	29,076
18,330	Total Puerto Rico			15,879,661
	Rhode Island – 0.7%

775	Central Falls Detention Facility Corporation, Rhode Island, Detention Facility Revenue Bonds, Series 2005, 6.750%, 1/15/13	No Opt. Call	N/R	760,663

8,630	Rhode Island Housing and Mortgage Finance Corporation, Housing Bonds, Rental Housing Program, Series 2006-A1, 4.750%, 10/01/43 – FGIC Insured (Alternative Minimum Tax)	4/16 at 100.00	A+	7,736,536

2,635	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3185, 18.896%, 10/01/42 (IF)	4/17 at 100.00	AA+	2,782,929

4,775	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Series 2008, Trust 3210, 20.888%, 10/01/32 (IF)	4/18 at 100.00	AA+	6,294,214

2,450	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3189, 17.911%, 10/01/26 (IF)	10/16 at 100.00	AA+	2,529,282

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,659,554

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,280	6.125%, 6/01/32	6/12 at 100.00	BBB	1,287,885
15,540	6.250%, 6/01/42	6/12 at 100.00	BBB	15,557,405

1,260	Tiverton, Rhode Island, Special Obligation Tax Increment Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%, 5/01/22	5/12 at 102.00	N/R	1,264,057
38,895	Total Rhode Island			39,872,525
	South Carolina – 0.8%

5,229	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (7), (8)	11/17 at 100.00	N/R	3,317,068

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17	No Opt. Call	N/R	9,306,396

4,110	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	3,516,927

3,310	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 5.750%, 5/01/20	5/16 at 101.00	N/R	3,021,964

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
975	5.250%, 10/01/26	11/16 at 100.00	N/R	713,417
3,215	5.300%, 10/01/35	11/16 at 100.00	N/R	2,111,130

1,000	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007, 5.950%, 9/01/31	9/12 at 100.00	BBB	1,011,510

Nuveen Investments	67

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$1,430	Richland County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	BBB	$1,468,453

5,000	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Calhoun School District, Installment Purchase Revenue Bonds, Series 2006, 4.500%, 12/01/31 – RAAI Insured	12/16 at 100.00	N/R	4,454,700

7,950	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Union County School District, Installment Purchase Revenue Bonds, Series 2006, 4.500%, 12/01/31 – RAAI Insured	12/16 at 100.00	AA	6,946,551

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
1,100	5.500%, 5/01/28	5/17 at 100.00	N/R	991,309
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	865,020

	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A:
70	6.125%, 8/01/23	8/13 at 100.00	BBB+	73,199
765	6.250%, 8/01/31	8/13 at 100.00	BBB+	788,264

2,050	South Carolina JOBS Economic Development Authority, Revenue Bonds, Burroughs & Chapin, Series 2007A, 4.700%, 4/01/35 – RAAI Insured	4/17 at 100.00	N/R	1,882,536

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.750%, 8/01/39	8/19 at 100.00	BBB+	1,024,070

1,540	York County, South Carolina, Celanese, Series 1994, 5.700%, 1/01/24 (Alternative Minimum Tax)	1/11 at 100.00	B+	1,515,237
53,802	Total South Carolina			43,007,751
	South Dakota – 0.2%

5,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/40 (UB)	5/17 at 100.00	AA–	5,027,550

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 3109:
1,250	16.522%, 11/01/40 (IF)	11/19 at 100.00	AA–	1,451,550
250	16.522%, 11/01/40 (IF)	11/19 at 100.00	AA–	290,310
2,905	16.516%, 11/01/40 (IF)	11/19 at 100.00	AA–	3,373,402
9,405	Total South Dakota			10,142,812
	Tennessee – 2.6%

1,000	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.750%, 4/01/41	4/18 at 100.00	A+	1,031,600

3,125	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.000%, 7/01/38	7/20 at 100.00	BBB+	3,278,969

5,635	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	5,661,766

11,125	Maury County Industrial Development Board, Tennessee, Multi-Modal Interchangeable Rate Pollution Control Revenue Refunding Bonds, Saturn Corporation, Series 1994, 6.500%, 9/01/24	3/11 at 100.00	N/R	11,079,610

30,645	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Refunding Series 2006A, 5.440%, 9/01/32	3/13 at 100.00	N/R	29,495,506

	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C:
2,000	5.250%, 9/01/26	9/16 at 100.00	BBB+	2,012,840
6,515	5.250%, 9/01/36	9/16 at 100.00	BBB+	6,405,939

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
$188	5.500%, 11/01/37 (4), (7)	11/17 at 100.00	N/R	$78,062
2,438	5.500%, 11/01/46 (4), (7)	11/17 at 100.00	N/R	1,014,811

4,750	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	BB+	4,915,443

69,078	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	70,050,618

12,240	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	10,861,531
148,739	Total Tennessee			145,886,695
	Texas – 10.3%

1,500	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 2003A, 7.000%, 11/15/33	11/13 at 101.00	N/R	1,382,940

2,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax)	12/12 at 100.00	CCC+	1,538,640

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A:
780	5.250%, 1/01/15 – SYNCORA GTY Insured	No Opt. Call	BB+	789,251
1,000	5.250%, 1/01/18 – SYNCORA GTY Insured	1/17 at 100.00	BB+	991,680
1,000	5.250%, 1/01/24 – SYNCORA GTY Insured	No Opt. Call	BB+	930,560

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B:
8,000	5.750%, 1/01/24	1/17 at 100.00	BB	7,861,680
27,350	5.750%, 1/01/34	1/17 at 100.00	BB	26,530,594

8,510	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	1/11 at 100.00	N/R	8,510,340

2,330	Bexar County Housing Finance Corporation, Texas, Multifamily Houisng Revenue Bonds, Dymaxion & Marbach Park Apartments, Series 2000A, 6.100%, 8/01/30 – NPFG Insured	8/12 at 100.00	Baa1	2,216,925

1,990	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, America Opportunity for Housing - Colinas LLC Project, Series 2001A, 5.800%, 1/01/31 – NPFG Insured	1/11 at 102.00	Baa1	1,805,447

8,000	Brazos Harbor Industrial Development Corporation, Texas, Environmental Facilities Revenue Bonds, Dow Chemical Company Project, Series 2008, 5.900%, 5/01/38 (Mandatory put 5/01/28)	5/18 at 100.00	Baa1	8,269,040

2,590	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Company, Series 1999B, 6.750%, 9/01/34 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Ca	1,923,723

2,105	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax)	7/13 at 101.00	CCC	737,697

7,800	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	CCC	3,749,616

1,040	Brazos River Authority, Texas, Pollution Control Revenue Bonds, Texas Utilities, Series 1994, 5.400%, 5/01/29 (Alternative Minimum Tax)	11/15 at 100.00	CCC	364,603

2,820	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax)	4/13 at 101.00	CCC	1,045,994

4,425	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CCC	1,508,394

Nuveen Investments	69

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,500	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2006, 5.000%, 3/01/41 (Alternative Minimum Tax)	3/11 at 100.00	CCC	$1,051,295

1,550	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	574,942

10,395	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CCC	9,879,928

1,300	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	495,183

2,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CCC	1,481,520

5,250	Brazos River Harbor Navigation District of Brazoria County, Texas, Environmental Facilities Revenue Bonds, The Dow Chemical Company Project, Series 2002-A4, 5.950%, 5/15/33 (Alternative Minimum Tax)	5/18 at 102.00	BBB–	5,458,635

4,500	Brazos, Texas, River Authority, Electrical Utilities, Series 1975, 8.250%, 10/01/30 (Alternative Minimum Tax)	7/18 at 100.00	CCC	1,714,095

6,410	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–	5,884,572

	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010:
3,275	0.000%, 1/01/34	No Opt. Call	BBB–	700,130
2,400	0.000%, 1/01/35	No Opt. Call	BBB–	477,792
2,000	0.000%, 1/01/36	No Opt. Call	BBB–	371,540
3,500	0.000%, 1/01/39	No Opt. Call	BBB–	526,225

5,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 9.000%, 2/15/38	No Opt. Call	BBB–	6,505,235

6,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2010A, 6.125%, 12/01/40	12/20 at 100.00	BBB–	6,407,875

4,700	Dallas-Fort. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000-A2, 9.000%, 5/01/29 (Mandatory put 5/01/15) (Alternative Minimum Tax)	No Opt. Call	CCC+	4,950,745

3,795	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)	11/10 at 100.50	CCC+	3,311,062

22,400	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax)	5/15 at 101.00	CCC+	23,778,048

6,250	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax)	11/12 at 100.00	CCC+	4,965,375

2,500	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	2,511,200

	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, Arlington Classics Academy, Series 2004A:
375	6.000%, 2/15/14	2/13 at 100.00	N/R	384,881
895	7.000%, 2/15/24	2/13 at 100.00	N/R	907,127
1,085	7.250%, 2/15/29	2/13 at 100.00	N/R	1,101,134

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
3,670	7.000%, 9/01/25	9/14 at 100.00	N/R	3,707,507

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$15,660	7.125%, 9/01/34	9/14 at 100.00	N/R	$15,844,788

500	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 7.500%, 5/01/25 (Mandatory put 10/01/12) (Alternative Minimum Tax)	10/12 at 100.00	BB+	511,755

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/12 at 100.00	Ba2	2,582,852

1,570	Gulf Coast Waste Disposal Authority, Texas, Solid Waste Disposal Revenue Bonds, Waste Management of Texas Inc. Project, Series 2003C, 5.200%, 5/01/28 (Alternative Minimum Tax)	5/16 at 101.00	BBB	1,605,215

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
890	8.625%, 9/01/29	9/19 at 100.00	N/R	915,427
8,665	9.000%, 9/01/38	9/19 at 100.00	N/R	8,939,594

5,127	Harris County, Texas, Lease Purchase Agreement Bonds, Murworth Project II Series 2000, 6.750%, 5/01/20	4/11 at 100.00	N/R	5,110,718

	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Bonds, Series 2001H:
10,125	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	A	3,639,229
11,000	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	A	3,675,980

9,500	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	A	9,276,655

1,050	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G, 5.250%, 11/15/21 – NPFG Insured	11/11 at 100.00	A	1,047,449

3,500	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	2/14 at 100.00	N/R	3,379,495

340	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy Revenue Bonds, Series 2006, 8.000%, 2/15/12	No Opt. Call	N/R	345,715

8,755	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	7,884,578

6,700	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	6,634,005

1,740	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 1998B, 5.700%, 7/15/29 (Alternative Minimum Tax)	7/11 at 100.00	B3	1,616,999

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
1,505	6.750%, 7/01/21 (Alternative Minimum Tax)	7/11 at 101.00	B3	1,512,344
9,350	7.000%, 7/01/29	7/11 at 101.00	B3	9,443,874
9,450	6.750%, 7/01/29 (Alternative Minimum Tax)	7/11 at 101.00	B3	9,507,929

500	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	1/11 at 100.00	B3	488,460

2,970	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B, 6.125%, 7/15/27 (Alternative Minimum Tax)	1/11 at 100.00	B3	2,886,573

4,680	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/11 at 100.00	N/R	3,876,678

145	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	8/11 at 100.00	N/R	145,990

4,500	La Vernia Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation Inc., Series 2008A, 7.125%, 2/15/38	2/17 at 100.00	BBB	4,922,370

	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Trust 2656:
3,500	11.502%, 5/01/30 – AMBAC Insured (IF)	No Opt. Call	BBB	1,683,710
4,110	10.900%, 5/01/30 – AMBAC Insured (IF)	No Opt. Call	BBB	2,504,511

Nuveen Investments	71

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$11,090	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond, Trust 2903, 17.178%, 1/01/30 (IF)	1/18 at 100.00	A3	$15,162,692

6,400	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	7,089,088

3,500	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002A., 6.450%, 11/01/30	No Opt. Call	B+	3,548,790

29,650	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/12 at 101.00	B+	30,180,735

2,620	Port of Bay City Authority of Matagorda County, Texas, Revenue Bonds (Hoechst Celanese Corporation Project) Series 1996, 6.500%, 5/01/26 (Alternative Minimum Tax)	11/10 at 100.00	B+	2,620,812

11,700	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/12 at 101.00	B+	11,909,430

1,000	Richardson Hospital Authority, Texas, Hospital Revenue Refunding and Improvement Bonds, Baylor/Richardson Medical Center, Series 1998, 5.625%, 12/01/28	12/10 at 100.00	Baa2	981,590

	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004:
4,745	6.000%, 12/01/19	12/13 at 100.00	Baa2	4,880,375
3,275	5.875%, 12/01/24	12/13 at 100.00	Baa2	3,297,270
4,150	6.000%, 12/01/34	12/13 at 100.00	Baa2	4,160,126

715	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2000A, 6.450%, 6/01/21 (Alternative Minimum Tax)	6/11 at 100.00	CCC	250,886

3,590	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2001B, 5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CCC	3,412,116

8,365	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001A, 5.500%, 5/01/22 (Mandatory put 11/01/11)	No Opt. Call	CCC	7,960,218

1,245	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22	7/13 at 101.00	CCC	436,808

1,260	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22	8/13 at 101.00	CCC	442,197

1,500	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Tender Option Bond Trust 1197, 14.488%, 5/15/35 (IF)	11/17 at 100.00	AA–	1,505,730

3,245	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Tender Option Bond Trust 11857, 17.387%, 5/15/36 (IF)	11/17 at 100.00	AA–	3,259,895

5,415	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 17.255%, 2/15/30 (IF)	2/17 at 100.00	AA–	5,529,527

2,075	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,198,712

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39	12/19 at 100.00	BBB–	1,522,598

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$745	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009B, 9.750%, 6/01/27	12/10 at 100.00	N/R	$744,844

27,185	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A	30,591,824

	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A:
1,000	5.250%, 12/15/17	No Opt. Call	A	1,069,010
100	5.250%, 12/15/22	No Opt. Call	A	103,722
1,740	5.250%, 12/15/25	No Opt. Call	A	1,780,107

10,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006C, 1.646%, 12/15/26	1/11 at 100.00	Baa1	7,019,700

11,615	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	12,647,225

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
5,000	7.500%, 6/30/32	6/20 at 100.00	Baa3	5,717,450
51,800	7.000%, 6/30/40	6/20 at 100.00	Baa3	56,506,030

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	923,680

9,230	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Cosmos Foundation Inc., Series 2007A, 5.375%, 2/15/37	2/15 at 100.00	BBB	9,133,085

3,695	Texas Public Finance Authority, Charter School Revenue Bonds, School of Excellence Charter School, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	3,760,106

	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
7,400	0.000%, 8/15/31 – AMBAC Insured	8/12 at 32.81	BBB+	2,049,726
15,000	0.000%, 8/15/36 – AMBAC Insured	8/12 at 24.17	BBB+	2,961,150

	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, Second Tier Series 2002:
50,000	0.000%, 8/15/35 – AMBAC Insured	8/12 at 25.67	BBB+	10,511,000
30,055	0.000%, 8/15/37 – AMBAC Insured	8/12 at 22.71	BBB+	5,542,443

4,055	Tomball Hospital Authority, Texas, Hospital Revenue Bonds, Tomball Regional Hospital, Series 2005, 5.000%, 7/01/23	7/15 at 100.00	Baa3	3,996,770

3,000	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40	11/20 at 100.00	N/R	3,182,550

535	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	CCC	182,232

21,155	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.375%, 11/01/37	11/17 at 100.00	Baa2	20,639,876

1,630	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37	7/17 at 100.00	Baa1	1,505,843

8,640	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	8,136,720

15,000	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 4.500%, 8/01/35 – NPFG Insured (UB)	8/16 at 100.00	A	14,113,200
701,572	Total Texas			580,453,951

Nuveen Investments	73

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah – 0.3%

$750	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	12/10 at 100.00	N/R	$725,625

2,700	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	2,685,501

2,050	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	7/11 at 100.00	N/R	2,054,982

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
1,245	5.550%, 11/15/21	11/16 at 100.00	N/R	1,168,619
200	5.550%, 11/15/26	11/16 at 100.00	N/R	178,310
5,845	5.700%, 11/15/36	11/16 at 100.00	N/R	5,020,738

485	Toole County, Utah, Hazardous Waste Treatment Revenue Bonds, Union Pacific Corporation, Series 1992A, 5.700%, 11/01/26 (Alternative Minimum Tax)	4/12 at 100.00	BBB	489,768

1,750	Utah County, Utah, Charter School Revenue Bonds, Lincoln Academy, Series 2007A, 5.875%, 6/15/37	6/17 at 100.00	N/R	1,536,413

1,190	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatroy Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,222,785

675	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A, 6.000%, 7/15/37	7/15 at 102.00	N/R	602,755
16,890	Total Utah			15,685,496
	Virgin Islands – 0.1%

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,398,212

750	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	760,793

3,000	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	2,785,770
4,990	Total Virgin Islands			4,944,775
	Virginia – 1.8%

6,255	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax)	2/11 at 100.00	Ba3	6,167,055

3,340	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999A, 6.550%, 12/01/25 (Alternative Minimum Tax)	12/10 at 100.50	Ba3	3,352,592

4,135	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1999, 6.300%, 12/01/25 (Alternative Minimum Tax)	12/10 at 100.50	Ba3	4,139,838

420	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R	407,043

3,300	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33	6/13 at 102.00	N/R	3,181,728

2,174	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.750%, 3/01/34	3/14 at 102.00	N/R	1,581,846

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
3,750	5.375%, 12/01/28	12/15 at 100.00	N/R	3,536,625
12,000	5.625%, 12/01/39	12/15 at 100.00	N/R	10,706,520

260	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	12/10 at 100.00	B+	259,987

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$7,000	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1996, 6.450%, 5/01/26	11/10 at 100.00	B+	$7,001,820

45	Giles County Industrial Development Authority, Virginia, Solid Waste Faciltiy Revenue Bonds, Hoechst Celanese Corporation Project, Series 1992, 6.625%, 12/01/22 (Alternative Minimum Tax)	12/10 at 100.00	B+	44,998

3,090	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax)	12/10 at 100.00	Ba3	3,059,224

	Lexington Industrial Development Authority, Virginia, Hospital Facility Revenue Refunding, Bonds, Stonewall Jackson Hospital, Series 2000:
25	6.250%, 7/01/11	1/11 at 102.00	N/R	25,244
40	6.350%, 7/01/12	1/11 at 102.00	N/R	40,842
110	6.550%, 7/01/14	7/12 at 100.00	N/R	112,330
45	6.625%, 7/01/15	7/12 at 100.00	N/R	45,954

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	AA+	979,780
1,400	0.000%, 10/01/29 – AGC Insured	No Opt. Call	AA+	475,412
6,060	0.000%, 10/01/32 – AGC Insured	No Opt. Call	AA+	1,644,139
7,245	0.000%, 10/01/33 – AGC Insured	No Opt. Call	AA+	1,839,723
8,060	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA+	1,919,005
1,300	0.000%, 10/01/35 – AGC Insured	No Opt. Call	AA+	290,082
5,000	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA+	1,053,200
49,000	0.000%, 10/01/37 – AGC Insured	No Opt. Call	BBB+	9,345,770
21,625	0.000%, 10/01/38 – AGC Insured	No Opt. Call	BBB+	3,867,848
16,335	0.000%, 10/01/39 – AGC Insured	No Opt. Call	BBB+	2,754,734
15,275	0.000%, 10/01/40 – AGC Insured	No Opt. Call	BBB+	2,415,283

4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R	3,249,755

10,250	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 – AGM Insured (UB)	7/20 at 100.00	AA+	10,530,235

725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R	676,599

977	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R	970,991

13,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	13,692,250
209,041	Total Virginia			99,368,452
	Washington – 1.2%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB)	6/19 at 100.00	AA	1,716,938

2,500	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.025%, 6/01/39 (IF)	6/19 at 100.00	AA	3,202,500

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,825	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,557,108
2,310	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,867,843

24,220	Port of Seattle, Washington, Special Facilities Revenue Bonds, Northwest Airlines Project, Series 2001, 7.250%, 4/01/30	4/11 at 101.00	N/R	24,360,234

Nuveen Investments	75

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$2,190	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R		$1,702,703

	Vancouver Downtown Redevelopment Authority, Washington, Revenue Bonds, Conference Center Project, Series 2003A:
1,655	6.000%, 1/01/28 – ACA Insured	1/14 at 100.00	N/R		1,317,314
6,290	6.000%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R		4,864,749

7,710	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Project, Series 2007G, 7.000%, 12/01/27 (Alternative Minimum Tax) (7), (8)	12/17 at 100.00	N/R		5,498,926

3,545	Washington State Health Care Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Tender Option Bond Trust 1180, 16.318%, 4/01/16 (IF) (6)	No Opt. Call	Aa3		4,529,376

	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 4679:
1,000	17.401%, 10/01/39 (IF) (6)	4/20 at 100.00	AA		1,148,960
3,125	18.602%, 10/01/39 (IF) (6)	4/20 at 100.00	AA		3,828,250

3,000	Washington State Health Care Facilities Authority, Revenue Bonds, Swedish Health Services, Series 2009A, 6.500%, 11/15/30	11/14 at 100.00	A2		3,250,650

4,495	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Refunding Series 2007C, 5.500%, 8/15/42 – RAAI Insured	8/17 at 100.00	BBB		4,441,330

3,680	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32	6/13 at 100.00	BBB		3,737,666
69,140	Total Washington				67,024,547
	West Virginia – 0.9%

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB		353,251

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R		1,695,854

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
21,165	6.500%, 10/01/38	10/18 at 100.00	N/R		21,028,697
28,275	6.750%, 10/01/43	10/18 at 100.00	N/R		28,522,689
51,480	Total West Virginia				51,600,491
	Wisconsin – 1.6%

2,440	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R		2,359,968

450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R	(5)	572,481

8,990	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R		8,735,493

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22	8/15 at 102.00	N/R		269,868

2,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust Series 2008-1155, 13.123%, 11/15/26 (IF) (6)	11/16 at 100.00	Aa1		3,022,968

3,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust Series 2010- 3184, 17.430%, 11/15/17 (IF)	No Opt. Call	Aa1		4,250,736

1,115	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	2/11 at 100.00	A3		1,115,468

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$90	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999B, 5.625%, 2/15/20	2/11 at 100.00	BBB+	$90,100

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A:
1,100	6.125%, 6/01/35	6/15 at 100.00	Baa2	1,148,972
1,225	6.125%, 6/01/39	No Opt. Call	Baa2	1,272,702

5,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2009-15W, 18.422%, 8/15/37 (IF)	2/20 at 100.00	AA–	6,648,180

2,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Community Memorial Hospital Inc. – Oconto Falls, Series 2003, 7.250%, 1/15/33	1/13 at 101.00	N/R	2,170,440

6,125	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	5,337,080

2,205	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 18.270%, 4/01/17 (IF) (6)	No Opt. Call	AA–	2,689,483

9,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 1997, 5.750%, 2/15/27 – NPFG Insured	2/11 at 100.00	A	9,608,074

5,425	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Healthcare Inc., Tender Option Bond Trust 09-3114, 15.523%, 2/15/32 – NPFG Insured (IF)	2/12 at 101.00	A+	5,446,483

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A:
1,155	5.000%, 4/01/13	No Opt. Call	N/R	1,167,278
875	6.125%, 4/01/24	4/14 at 100.00	N/R	886,419
1,000	6.250%, 4/01/34	4/14 at 100.00	N/R	1,002,220

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	A1	522,585

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, United Lutheran Program for the Aging Inc., Series 1998, 5.700%, 3/01/28	3/11 at 100.00	N/R	1,103,213

3,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006B, 5.000%, 5/15/36	5/16 at 100.00	BBB	2,977,600

2,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 5.250%, 3/01/35	3/15 at 100.00	BBB–	2,572,976

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113,
1,335	13.777%, 8/15/26 (IF)	8/16 at 100.00	BBB+	1,265,740
9,750	13.777%, 8/15/30 (IF)	8/16 at 100.00	BBB+	8,269,170
3,535	14.262%, 8/15/31 (IF)	8/16 at 100.00	BBB+	3,133,424
3,750	14.271%, 8/15/34 (IF)	8/16 at 100.00	BBB+	2,931,300

7,855	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/26 (UB)	8/16 at 100.00	BBB+	7,753,121
89,775	Total Wisconsin			88,323,542
	Wyoming – 0.3%

13,125	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	13,274,625

3,950	Wyoming Community Development Authority, Housing Revenue Bonds, Tender Option Bond Trust 3715, 18.407%, 12/01/15 (IF) (6)	No Opt. Call	AA+	4,194,663
17,075	Total Wyoming			17,469,288
$6,748,271	Total Municipal Bonds (cost $5,792,259,436) – 102.1%			5,748,135,734

Nuveen Investments	77

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2010

Shares	Description (1)	Value

	Common Stocks – 0.2%

	Containers & Packaging – 0.2%

602,349	Smurfit Stone Container Corporation (6), (17)	$13,854,027
	Total Common Stocks (cost $16,078,937)	13,854,027
	Total Investments (cost $5,808,338,373) – 102.3%	5,761,989,761
	Borrowings – (0.4)%	(20,000,000)
	Floating Rate Obligations – (3.7)%	(207,784,000)
	Other Assets Less Liabilities – 1.8%	95,510,774
	Net Assets – 100%	$5,629,716,535

Investment in Derivatives

Forward Swaps outstanding at October 31, 2010:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (15)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$56,000,000	Receive	3-Month USD-LIBOR	4.720%	Semi-Annually	5/25/11	5/25/40	$(9,861,968)
Barclays Bank PLC	79,500,000	Receive	3-Month USD-LIBOR	4.826	Semi-Annually	4/27/11	4/27/40	(15,795,827)
JPMorgan	64,000,000	Receive	3-Month USD-LIBOR	4.783	Semi-Annually	5/05/11	5/05/40	(12,146,012)
Morgan Stanley	20,000,000	Receive	3-Month USD-LIBOR	3.903	Semi-Annually	8/26/11	8/26/40	(373,013)
								$(38,176,820)

78	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in derivatives and/or inverse floating rate transactions.

(7)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	Subsequent to the reporting period, the Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(9)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.

(10)	Subsequent to the reporting period, the Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income. The amount past due from May 1, 2010 through November 1, 2010 has been left on the Fund’s records, however the amount accrued from November 1, 2010 through November 23, 2010 has been “written off.”

(11)	Principal Amount (000) rounds to less than $1,000.

(12)	This issue is under protection of the Federal Bankruptcy Court. As a result, the Fund’s Adviser has concluded this issue is not likely to meet its interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(13)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Under such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Adviser had instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Adviser concluded that Bayonne was not likely able to meet its interest obligations and directed the Fund’s custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.

(14)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(15)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

(16)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records. Subsequent to the reporting period, the Fund’s Adviser instructed the Fund’s custodian to “write-off” any remaining recorded balances on the Fund’s records.

(17)	Common stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.45%, Maturity 3/01/24, as described in Footnote 12 above.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	79

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.5%

$3,000	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2		$2,774,520

2,550	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB		2,529,294

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
1,000	5.250%, 1/01/14	No Opt. Call	BBB		975,450
1,000	5.500%, 1/01/21 – AGM Insured	1/14 at 100.00	AA+		995,300
1,000	5.500%, 1/01/22	1/14 at 100.00	BBB		931,870

2,000	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	7/13 at 100.00	Aa3		2,125,140
10,550	Total Alabama				10,331,574
	Arizona – 1.4%

2,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network, Series 2000, 7.000%, 12/01/25 (Pre-refunded 12/01/10)	12/10 at 102.00	BBB	(4)	2,153,886

1,000	Navajo County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Arizona Public Serivce Company, Cholla Project, Series 2009B, 5.500%, 6/01/34 (Mandatory put 6/01/14)	No Opt. Call	Baa2		1,086,210

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–		823,812

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,500	5.250%, 12/01/19	No Opt. Call	A		1,569,660
1,000	5.250%, 12/01/28	No Opt. Call	A		1,011,630
2,000	5.000%, 12/01/37	No Opt. Call	A		1,889,460

965	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R		812,868
9,390	Total Arizona				9,347,526
	Arkansas – 0.2%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30	6/20 at 100.00	BBB		520,530
1,000	6.000%, 6/01/40	6/20 at 100.00	BBB		1,024,830
1,500	Total Arkansas				1,545,360
	California – 10.2%

1,440	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	A–		1,477,814

2,000	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R		1,760,800

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.314%, 4/01/34 (IF)	4/18 at 100.00	AA		1,200,720

2,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14	5/12 at 101.00	AA–		2,187,580

1,065	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	BBB–		980,567

3,500	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–		3,469,655

1,490	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2003D, 5.500%, 6/01/19	12/13 at 100.00	A2		1,580,428

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	$1,061,860

	California State, General Obligation Bonds, Various Purpose Series 2010:
1,400	5.250%, 3/01/30	3/20 at 100.00	A1	1,473,248
3,000	5.500%, 3/01/40	3/20 at 100.00	A1	3,192,360

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB–	1,745,907

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.500%, 7/01/31	7/17 at 100.00	A	1,047,040

675	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 17.902%, 11/15/46 (IF)	11/16 at 100.00	Aa3	695,493

700	California, General Obligation Bonds, Tender Option Bond Trust 3162, 19.445%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA+	870,828

1,605	Camarillo Community Development Commission, California, Corridor Project Tax Allocation Bonds, Series 2009, 6.000%, 9/01/41	9/19 at 100.00	A–	1,641,048

500	Chino Hill, California, Community Facilities District 10 Special Tax Bonds, Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA+	511,675

1,000	Chino, California, Community Facilities District 2009-1, Watson Commerce Center, Special Tax Bonds, Series 2010, 6.750%, 9/01/40	9/20 at 100.00	N/R	1,031,990

8,000	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	4,947,440

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.114%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+	1,778,427

2,000	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,406,020

510	Etiwanda School District, California, Coyote Canyon Community Facilties District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	529,013

1,300	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – AGC Insured	6/15 at 100.00	AA+	1,300,468

3,440	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BBB	2,751,484

1,000	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA+	1,014,300

500	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA	527,555

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A–	3,020,670

500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2006C, 5.000%, 7/01/29	7/16 at 100.00	AAA	537,595

2,700	M-S-R Energy Authority, Gas Revenue Bonds, California, Citigroup Prepay Contracts, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	3,323,565

1,500	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	No Opt. Call	BB	1,494,495

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,550,131

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	3,329,340

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	No Opt. Call	A	1,746,851

Nuveen Investments	81

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	$3,061,080

1,000	Riverside County Community Facilities District 05-8 Scott Road, California, Special Tax Bonds, Series 2008, 7.250%, 9/01/38	9/17 at 100.00	N/R	1,018,150

930	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	846,365

1,000	San Bernardino County Redevelopment Agency, California, Cedar Glen Disaster Recovery Project Area Tax Allocation Bonds, Series 2010, 5.750%, 9/01/30 (WI/DD, Settling 11/04/10)	9/18 at 100.00	BBB+	988,260

1,660	San Diego Redevelopment Agency, California, City Heights Redevelopment Project Tax Allocation Bonds, Series 2010A, 5.625%, 9/01/40	9/20 at 100.00	A–	1,699,541

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	731,312

2,050	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	2,118,737

	Tustin Community Redevelopment Agency, California, MCAS Project Area Tax Allocation Bonds, Series 2010:
425	5.000%, 9/01/29 (WI/DD, Settling 11/10/10)	9/18 at 102.00	A	422,663
500	5.000%, 9/01/35 (WI/DD, Settling 11/10/10)	9/18 at 102.00	A	485,770

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	No Opt. Call	AA+	945,870

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA+	206,437

500	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	3/11 at 100.00	N/R	478,920

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA+	1,533,150
71,935	Total California			69,722,622
	Colorado – 4.8%

1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	944,320

	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007:
855	4.800%, 12/01/17	No Opt. Call	N/R	716,362
1,150	5.000%, 12/01/26	12/17 at 100.00	N/R	782,817

1,230	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	1,255,436

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	979,780

975	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	N/R	941,782

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	N/R	2,502,575

990	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	972,338

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	No Opt. Call	N/R	1,581,405

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	N/R	$1,134,716

2,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA+	2,126,680

2,610	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A–	2,618,639

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
540	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	479,185
395	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	324,718

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB	1,907,619

2,145	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,209,929

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	776,023

1,000	Grand Junction, Colorado, Certificates of Participation, Series 2010, 5.000%, 12/01/35 (WI/DD, Settling 11/16/10)	12/20 at 100.00	A+	981,730

700	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	621,663

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
1,080	6.250%, 11/15/28	No Opt. Call	A	1,225,346
2,775	6.500%, 11/15/38	No Opt. Call	A	3,262,873

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,000	5.250%, 7/15/24	7/20 at 100.00	Baa3	1,025,160
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,502,075

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	833,492
32,495	Total Colorado			32,706,663
	Connecticut – 1.1%

5,115	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28	10/11 at 100.50	BBB	5,242,875

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-2, Trust 1080, 17.414%, 7/01/15 (IF)	No Opt. Call	AAA	1,283,520

1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,069,630
7,115	Total Connecticut			7,596,025
	District of Columbia – 0.8%

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	A	4,684,431

1,000	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	922,450
5,365	Total District of Columbia			5,606,881
	Florida – 5.3%

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	No Opt. Call	BBB	1,270,300

550	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	418,534

Nuveen Investments	83

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$850	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	$953,845

1,480	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A+	1,533,768

1,410	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/13 at 101.00	N/R	1,416,754

1,000	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	954,610

1,555	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BBB–	1,520,650

3,510	Florida Housing Finance Corporation, Revenue Bonds, Wyndham Place Apartments, Series 2000W-1, 5.850%, 1/01/41 – AGM Insured (Alternative Minimum Tax)	1/11 at 100.00	AA+	3,515,511

1,315	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A, 6.100%, 5/01/23	5/14 at 101.00	N/R	1,289,134

1,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	902,210

735	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	A–	757,836

1,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A2	1,561,980

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA+	2,091,940

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	1,116,794

2,525	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	2,269,521

2,000	Panther Trails Community Development District, Floridia, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	BBB–	1,985,500

475	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.875%, 5/01/22	5/17 at 100.00	N/R	449,184

	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998:
3,000	5.500%, 10/01/18 – AMBAC Insured	No Opt. Call	AA–	3,510,300
500	5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	523,100

3,330	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	2,691,706

	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007:
985	5.250%, 5/01/39	No Opt. Call	N/R	677,690
500	6.650%, 5/01/40	5/18 at 100.00	N/R	369,595

900	Walnut Creek Community Development District, Pembroke Pines, Florida, Special Assessment Bonds, Series 2010, 5.950%, 5/01/40	5/20 at 100.00	A–	919,647

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
630	6.000%, 5/01/23	5/13 at 101.00	N/R	591,022
3,750	6.125%, 5/01/35	5/13 at 101.00	N/R	3,265,838
37,790	Total Florida			36,556,969
	Georgia – 2.6%

750	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	786,705

2,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	N/R	2,092,940

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,390	Dekalb County Housing Authority, Georgia, Subordinate Multifamily Housing Revenue Bonds, Greens of Stonecrest Project, 2001B Pass-Through Ceritificate Series 2001-8, 5.900%, 11/01/34 (Mandatory put 11/01/18) (Alternative Minimum Tax)	12/11 at 100.00	N/R	$1,390,931

1,240	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax)	1/11 at 100.00	BBB–	1,227,352

5,000	Georgia State, General Obligation Bonds, Refunding Series 2009E, 5.000%, 7/01/20 (7)	7/19 at 100.00	AAA	5,986,200

850	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.000%, 3/15/22	No Opt. Call	Aa3	906,211
5,500	The Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/41	8/20 at 100.00	AA+	5,573,810
16,730	Total Georgia			17,964,149
	Guam – 0.3%

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B	2,087,600
	Hawaii – 0.1%

1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.500%, 7/01/40	7/20 at 100.00	A3	995,570
	Idaho – 0.2%

1,000	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	1,144,440
	Illinois – 11.5%

1,000	Bryant, Illinois, Pollution Control Revenue Refunding Bonds, Central Illinois Light Company, Series 1993, 5.900%, 8/01/23	2/11 at 100.00	BBB+	1,000,980

982	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	953,493

2,500	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates, 7.500%, 6/15/23	12/10 at 100.00	N/R	2,525,000

	Champaign, Illinois, General Obligation Public Safety Sales Tax Bonds, Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	A	1,600,013
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	A	1,781,813

1,808	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2007-2G, Trust 1060, 20.880%, 6/01/39 (Alternative Minimum Tax) (IF)	6/17 at 104.00	Aaa	2,388,151

1,520	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB–	1,582,791

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,498,125

5,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	12/10 at 100.00	BBB–	5,001,085

1,375	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	N/R	1,276,536

	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010:
900	6.125%, 5/15/27	5/15 at 100.00	N/R	895,806
2,000	6.125%, 5/15/27	5/20 at 100.00	N/R	1,990,680

1,215	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,267,233

1,500	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.375%, 8/15/40	No Opt. Call	A+	1,485,570

Nuveen Investments	85

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	$2,205,200

4,590	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	4,859,846

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	513,955

1,500	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	N/R	1,512,915

1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,226,553

1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A–	1,832,432

5,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	4,829,800

3,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	3,346,260

925	Illinois FInance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA+	975,561

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,484,476

3,940	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	3,751,077

	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002:
4,000	5.500%, 1/01/22	1/13 at 100.00	Baa1	4,024,040
1,000	5.625%, 1/01/28	1/13 at 100.00	Baa1	996,100

255	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	A+	262,553

1,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized - Lifelink Developments, Tender Option Bond Trust 3589, 16.724%, 10/20/14 (Alternative Minimum Tax) (IF)	4/16 at 100.00	N/R	1,019,400

1,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	732,150

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	B–	1,895,670

1,875	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	B–	1,298,269

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	N/R	1,270,811

2,500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 5.000%, 6/15/50	6/20 at 100.00	AAA	2,503,650

1,400	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.200%, 6/15/50	No Opt. Call	AAA	1,409,394

1,343	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	1,306,403

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,407,907

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	1,022,190

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 – AMBAC Insured	3/14 at 101.00	AA	$1,826,180
76,863	Total Illinois			78,760,068
	Indiana – 3.3%

2,805	DeKalb Eastern High School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 6.000%, 1/15/18 – AGM Insured	1/12 at 100.00	AA+	2,963,819

1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24	7/14 at 100.00	Aa2	1,333,232

	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006:
1,000	5.000%, 8/01/24	8/16 at 100.00	Baa3	958,620
500	5.250%, 8/01/36	8/16 at 100.00	Baa3	463,415

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
1,500	5.250%, 10/15/18	No Opt. Call	Aa3	1,670,970
5,000	5.250%, 10/15/20	No Opt. Call	Aa3	5,496,750

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB–	1,490,720

1,000	Indiana Finance Authority, Hospital Refunding Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	1,009,170

1,025	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	1,170,847

2,000	Indianapolis, Indiana, Multifamily Housing Revenue Bonds, GMF-Berkley Commons Apartments, Series 2010A, 6.000%, 7/01/40	7/20 at 100.00	A+	2,087,020

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	A	3,372,240

210	Vigo County, Indiana, Hospital Authority, Union Hospital, Revenue Bonds, Series 2007, 5.800%, 9/01/47	9/17 at 100.00	N/R	197,285
20,675	Total Indiana			22,214,088
	Iowa – 0.6%

	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A:
500	5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa3	541,490
800	5.625%, 8/15/37 – AGC Insured	8/19 at 100.00	Aa3	874,744

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,328,290

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	1,041,680
3,790	Total Iowa			3,786,204
	Kansas – 1.0%

2,815	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BBB–	2,786,963

1,200	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,228,668

1,195	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum Tax)	12/11 at 104.50	Aaa	1,242,884

2,980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B - Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	1,676,101
8,190	Total Kansas			6,934,616

Nuveen Investments	87

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky – 1.8%

$1,790	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	4/11 at 101.00	BBB–	$1,813,807

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,000	5.750%, 6/01/25	6/20 at 100.00	Baa2	2,107,140
2,000	6.000%, 6/01/30	6/20 at 100.00	Baa2	2,105,620

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	Aa3	1,657,995

2,000	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997, 5.875%, 10/01/22	4/11 at 100.00	BB–	1,824,040

925	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2010C, 4.625%, 7/01/33	1/20 at 100.00	AAA	938,422

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A–	1,499,191
11,620	Total Kentucky			11,946,215
	Louisiana – 3.6%

165	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2000A, 7.000%, 10/01/31 (Alternative Minimum Tax)	4/11 at 104.00	Aaa	170,636

5,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–	5,723,041

3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	3,191,760

2,525	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.375%, 12/01/21 – NPFG Insured	12/12 at 100.00	A	2,693,847

4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	2,672,680

2,000	Louisiana Publc Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	2,156,700

1,800	Louisiana Publc Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA+	1,939,770

1,000	Rapides Finance Authority, Louisiana, Revenue Bonds, Cleco Power LLC Project, Series 2008, 6.000%, 10/01/38 (Mandatory put 10/01/11)	10/11 at 100.00	BBB	1,031,780

1,000	St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds, Freeport McMoran Project, Series 1992, 7.700%, 10/01/22 (Alternative Minimum Tax)	4/11 at 100.00	N/R	1,000,220

	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
3,020	5.500%, 5/15/30	5/11 at 101.00	BBB	3,054,519
1,245	5.875%, 5/15/39	5/11 at 101.00	BBB	1,256,915
25,360	Total Louisiana			24,891,868
	Maine – 0.3%

1,665	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa3	1,716,415
	Maryland – 0.8%

1,000	Maryland Health and HIgher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BBB–	1,031,580

4,000	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A, 5.000%, 4/01/21	4/13 at 100.00	AA+	4,421,040
5,000	Total Maryland			5,452,620

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts – 2.5%

$275	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R	$252,843

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28	1/18 at 100.00	N/R	4,419,128

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	468,615

1,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,643,744

3,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/10 at 100.00	BBB	3,008,880

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	N/R	1,141,346
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	N/R	579,873

5,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002D, 5.375%, 8/01/21 (Pre-refunded 8/01/12) – NPFG Insured	8/12 at 100.00	Aa1 (4)	5,422,550
16,985	Total Massachusetts			16,936,979
	Michigan – 3.3%

2,755	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 – FGIC Insured	5/13 at 100.00	Aa2	2,867,542

1,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	1,285,688

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 (WI/DD, Settling 11/02/10) – AGM Insured	6/20 at 100.00	AAA	808,776

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA	574,470

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,571,747

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,268,063

1,450	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	1,244,985

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A:
2,000	5.250%, 8/15/23	2/11 at 100.00	Ba3	1,954,680
10	5.250%, 8/15/28	2/11 at 100.00	BB–	9,353

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29	11/19 at 100.00	A1	523,240
1,470	5.750%, 11/15/39	11/19 at 100.00	A1	1,525,551

3,000	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A, 6.500%, 8/15/18	2/11 at 100.00	BB–	2,999,910

2,000	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/11 at 100.00	A2	2,006,560

3,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29	9/18 at 100.00	A1	3,620,730
21,535	Total Michigan			22,261,295

Nuveen Investments	89

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota – 1.2%

$1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	$1,010,350

3,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	3,476,730

2,500	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35	11/15 at 100.00	BB+	2,412,125

1,080	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20	12/13 at 100.00	AA+	1,187,341
7,580	Total Minnesota			8,086,546
	Mississippi – 0.6%

1,000	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30	2/21 at 102.00	NA	1,025,330

1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/11 at 100.00	BBB	1,005,000

1,630	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2010A, 5.800%, 5/01/34	5/20 at 100.00	BBB	1,717,613
3,630	Total Mississippi			3,747,943
	Missouri – 1.1%

2,540	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services - Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	N/R	2,544,267

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,581,422

1,802	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	3/11 at 100.00	N/R	1,439,149

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,162,576
8,249	Total Missouri			7,727,414
	Nevada – 1.1%

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3	2,081,980

2,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 7.500%, 6/15/23	6/19 at 100.00	A	2,357,520

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
1,310	6.500%, 9/01/20	9/18 at 100.00	N/R	1,316,236
1,900	6.750%, 9/01/27	9/18 at 100.00	N/R	1,856,870
7,210	Total Nevada			7,612,606
	New Hampshire – 1.9%

3,500	New Hampshire Business Finance Authority, Pollution Control Revenue Refunding Bonds, Public Service Company of New Hampshire, Series 2001C, 5.450%, 5/01/21 – NPFG Insured	5/12 at 101.00	A	3,681,650

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	BBB	3,567,480

1,090	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Refunding Series 2003B, 5.600%, 10/01/22	No Opt. Call	BBB+	1,134,134

2,655	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition PAC Bonds, Series 2005D, 6.000%, 1/01/35 (Alternative Minimum Tax)	1/15 at 100.00	Aa2	2,902,127

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire (continued)

$1,650	New Hampshire Housing Finance Authority, Single Family Residential Mortgage Bonds, Series 2006-I, 5.400%, 1/01/37 (Alternative Minimum Tax)	1/16 at 100.00	Aa2	$1,726,577
12,395	Total New Hampshire			13,011,968
	New Jersey – 3.5%

510	Camden County Pollution Control Financing Authority, New Jersey, Solid Waste Disposal and Resource Recovery System Revenue Bonds, Series 1991A, 7.500%, 12/01/10 (Alternative Minimum Tax)	No Opt. Call	Caa1	505,543

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa2	1,705,222

835	New Jersey Economic Development Authority, Student Hosuing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	876,366

	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B:
2,000	6.250%, 12/01/18	No Opt. Call	Baa1	2,307,840
600	7.500%, 12/01/32	6/19 at 100.00	Baa1	697,968

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.227%, 6/01/30 (IF) (7)	6/19 at 100.00	AA	1,729,306

7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/23	No Opt. Call	AA–	8,182,790

3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+	3,499,830

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	Aa3	1,096,660

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA+	2,330,460

895	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	951,143
20,510	Total New Jersey			23,883,128
	New Mexico – 0.9%

2,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	Baa3	2,067,920

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	N/R	3,005,190

1,195	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	1,224,935
6,195	Total New Mexico			6,298,045
	New York – 5.3%

	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,180,311
2,000	6.375%, 7/15/43	No Opt. Call	BBB–	2,179,860

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–	3,438,300

4,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–	4,128,640

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
1,000	5.750%, 10/01/37	10/17 at 100.00	N/R	677,120
1,000	5.875%, 10/01/46	10/17 at 102.00	N/R	675,760

Nuveen Investments	91

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.682%, 6/15/33 (IF)	6/19 at 100.00	AA+		$1,272,680

4,865	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16	8/12 at 100.00	AA		5,252,449

135	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16 (Pre-refunded 8/01/12)	8/12 at 100.00	Aa2	(4)	147,601

1,750	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Series 2010, 5.125%, 1/15/44	1/20 at 100.00	AA		1,786,593

3,500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–		3,781,015

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–		2,531,151

5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A		5,316,100

4,000	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19 (Alternative Minimum Tax)	4/11 at 100.00	N/R		3,920,960
34,475	Total New York				36,288,540
	North Carolina – 1.4%

1,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R		934,540

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248:
1,920	26.574%, 10/01/21 (IF)	10/16 at 100.00	AA+		3,545,587
585	26.797%, 10/01/34 (IF)	10/15 at 100.00	AA+		1,070,550

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–		1,210,200

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1		1,213,970

1,720	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 22C, 5.250%, 1/01/39 (Alternative Minimum Tax)	10/17 at 100.00	AA		1,743,822
7,225	Total North Carolina				9,718,669
	Ohio – 3.0%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AA+		2,548,690

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,620	5.750%, 6/01/34	6/17 at 100.00	BBB		2,089,398
3,480	5.875%, 6/01/47	6/17 at 100.00	BBB		2,663,105

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29 (WI/DD, Settling 11/04/10)	11/20 at 100.00	BBB+		2,946,930
2,000	5.750%, 11/01/40 (WI/DD, Settling 11/04/10)	11/20 at 100.00	BBB+		2,010,560

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB		3,112,626

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–		3,593,205

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,270	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	$1,380,808
21,345	Total Ohio			20,345,322
	Oklahoma – 0.3%

1,730	Durant Community Facilities Authority, Bryan County, Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%, 11/01/24 – SYNCORA GTY Insured	11/14 at 100.00	A+	1,948,672
	Oregon – 0.3%

1,000	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	1,009,020

265	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	12/10 at 100.00	Ba3	263,818

1,000	Port Astoria, Oregon, Pollution Control Revenue Bonds, James River Project, Series 1993, 6.550%, 2/01/15	2/11 at 100.00	BBB–	1,000,760
2,265	Total Oregon			2,273,598
	Pennsylvania – 1.4%

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	N/R	1,056,770

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	1,082,310

940	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 17.530%, 8/01/38 (IF)	8/20 at 100.00	AA	1,172,011

3,000	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	No Opt. Call	Baa1	3,251,880

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	BBB–	1,248,528

525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2010-110A, 4.750%, 10/01/25	10/19 at 100.00	AA+	532,613

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30 (WI/DD, Settling 11/09/10)	11/20 at 100.00	BBB–	476,040

390	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	394,177
8,535	Total Pennsylvania			9,214,329
	Puerto Rico – 1.7%

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3	2,087,740

1,030	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA+	1,079,389

	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C:
4,000	5.500%, 7/01/25 – AMBAC Insured	No Opt. Call	A3	4,358,400
1,000	5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	A3	1,084,430

3,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	2,985,150
11,530	Total Puerto Rico			11,595,109

Nuveen Investments	93

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island – 0.1%

$1,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB	$1,006,160
	South Carolina – 1.8%

200	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	236,160

	Greenwood County, South Carolina, Hospital Revenue Bonds, Self Memorial Hospital, Series 2001:
2,500	5.500%, 10/01/26	10/11 at 100.00	A	2,517,550
3,250	5.500%, 10/01/31	10/11 at 100.00	A	3,268,103

1,280	Richland County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	BBB	1,314,419

2,275	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	2/13 at 100.00	Aa1	2,440,961

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	Aa2	2,248,540
11,505	Total South Carolina			12,025,733
	Tennessee – 1.7%

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	6.000%, 10/01/23	10/18 at 100.00	AA	576,845
1,500	6.125%, 10/01/28	10/18 at 100.00	AA	1,712,355

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A2	1,053,700

2,435	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	A1	2,617,162

135	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A–	134,993

2,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Refunding Series 2006A, 5.440%, 9/01/32	3/13 at 100.00	N/R	1,924,980

125	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (5), (6)	11/17 at 100.00	N/R	52,042

3,602	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	3,652,716
11,297	Total Tennessee			11,724,793
	Texas – 5.2%

1,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.750%, 12/01/29 (Alternative Minimum Tax)	12/10 at 100.00	CCC+	816,840

1,250	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–	1,325,750

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	No Opt. Call	BBB–	2,487,954

1,500	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	1,506,720

1,190	Fort Worth, Texas, General Obligation Bonds, Series 2003, 5.000%, 3/01/21 – FGIC Insured	3/13 at 100.00	AA+	1,282,499

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,080	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc., Refunding Series 2005, 5.625%, 2/15/35	2/16 at 100.00	BBB–	$1,043,161

1,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB	1,085,440

1,500	Montgomery County, Texas, General Obligation Bonds, Refunding Series 2008B, 5.125%, 3/01/31	3/19 at 100.00	AA	1,619,355

2,000	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008, 5.750%, 1/01/33	1/18 at 100.00	A3	2,127,720

3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A2	3,359,070

1,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	Baa2	1,002,440

500	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	535,755

3,150	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2	3,243,555

1,000	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009-B2, 6.500%, 2/15/14	11/11 at 100.00	N/R	1,004,550

890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	905,433

810	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	881,985

3,550	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	3,872,518

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	923,680

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 17.122%, 2/01/17 (IF)	No Opt. Call	Aaa	2,297,260

3,020	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.750%, 5/15/21	5/11 at 101.00	Ba1	3,079,313

750	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	No Opt. Call	N/R	802,313

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24	9/19 at 100.00	BBB+	515,290
33,540	Total Texas			35,718,601
	Utah – 1.2%

3,525	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	7/11 at 100.00	N/R	3,533,566

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	992,050

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatroy Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,284,650

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,162,081

Nuveen Investments	95

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

	Utah State Charter School Finance Authority, Noah Webster Academy Revenue Bonds, Series 2008A:
$500	6.250%, 6/15/28	6/17 at 100.00	N/R	$466,130
950	6.500%, 6/15/38	6/17 at 100.00	N/R	879,149
8,360	Total Utah			8,317,626
	Virgin Islands – 1.0%

500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	528,605

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,398,212

875	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	887,591

1,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	1,392,885

2,625	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.300%, 7/01/21	1/11 at 100.00	N/R	2,625,053
6,740	Total Virgin Islands			6,832,346
	Virginia – 0.5%

85	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax)	12/10 at 100.00	Ba3	84,153

1,075	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	3/11 at 100.00	BBB	1,076,140

2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BBB	1,411,660

1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	1,053,250
4,160	Total Virginia			3,625,203
	Washington – 0.9%

175	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 - NPFG Insured	9/12 at 100.00	Aa3	187,436

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.025%, 6/01/34 (IF)	6/19 at 100.00	AA	1,253,568

1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Swedish Health Services, Series 2009A, 6.500%, 11/15/30	11/14 at 100.00	A2	1,083,550

3,360	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	3,479,952
5,495	Total Washington			6,004,506
	West Virginia – 0.5%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	No Opt. Call	N/R	473,105

1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company Project, Series 2010, 5.375%, 12/01/38	12/20 at 100.00	BBB	1,019,060

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	1,020,370

1,000	West Virginia Housing Development Fund, Single Family Housing Program, Housing Finance Bonds, Series 2010C, 4.750%, 11/01/40	5/19 at 100.00	AAA	1,001,380
3,500	Total West Virginia			3,513,915

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin – 3.8%

$1,385	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	$1,475,454

1,045	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 6/01/11	No Opt. Call	N/R	1,046,327

3,500	Madison, Wisconsin, Industrial Development Revenue Refunding Bonds, Madison Gas and Electric Company Projects, Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)	4/12 at 100.00	AA–	3,542,105

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	A+	2,914,560

250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust Series 2008-1155, 13.123%, 11/15/26 (IF) (7)	11/16 at 100.00	Aa1	290,670

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	2/11 at 100.00	A3	2,000,840

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A3	1,043,150

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.500%, 2/15/19 – AMBAC Insured	No Opt. Call	A3	2,128,200

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.125%, 4/01/36	4/20 at 100.00	N/R	2,927,010

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	3,016,020

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009:
1,800	6.625%, 2/15/32	2/14 at 100.00	A+	1,889,892
595	6.625%, 2/15/39	2/19 at 100.00	A+	655,690

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Trust 2113, 13.777%, 8/15/33 (IF)	8/13 at 100.00	BBB+	1,855,200

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	BBB+	1,202,538
26,085	Total Wisconsin			25,987,656
	Wyoming – 0.6%

1,325	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative - Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A+	1,464,788

1,120	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 5.250%, 7/15/26 (Mandatory put 8/21/19)	8/19 at 100.00	A2	1,213,520

1,500	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	1,517,100
3,945	Total Wyoming			4,195,408
$657,054	Total Investments (cost $630,668,149) – 98.2%			671,209,583
	Other Assets Less Liabilities – 1.8%			12,646,064
	Net Assets – 100%			$683,855,647

Nuveen Investments	97

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2010

Investment in Derivatives

Forward Swaps outstanding at October 31, 2010:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan Chase	2,000,000	Receive	3-Month USD-LIBOR	4.758%	Semi-Annually	1/14/11	1/14/40	$(396,554)
Morgan Stanley	2,750,000	Receive	3-Month USD-LIBOR	4.698	Semi-Annually	1/28/11	1/28/40	(510,218)
								$(906,772)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in derivatives and/or inverse floating rate transactions.

(8)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

98	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama – 1.0%

$12,255	Walker County, Alabama, General Obligation Bonds, Series 2002, 0.000%, 2/01/32 – NPFG Insured	8/12 at 77.49	A	$8,775,806
	Arizona – 0.9%

1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – NPFG Insured	7/14 at 100.00	AA+	1,054,400

6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA	5,560,080

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA+	1,018,220
8,000	Total Arizona			7,632,700
	Arkansas – 0.4%

2,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/26 – NPFG Insured	11/14 at 100.00	Aa2	2,168,380

1,000	University of Arkansas, Fort Smith, Student Fee Revenue Bonds, Series 20019, 4.750%, 12/01/34	6/19 at 100.00	Aa2	1,030,550
3,000	Total Arkansas			3,198,930
	California – 15.5%

2,400	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A–	1,358,568

5,000	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A, 5.350%, 12/01/27 – AMBAC Insured	6/12 at 101.00	AA	5,112,750

10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 (Pre-refunded 12/01/14) – MBIA Insured	12/14 at 100.00	AAA	11,658

990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 – MBIA Insured	12/14 at 100.00	AAA	1,090,752

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,015,910

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA	1,024,590

4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	4,253,762

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	5,467,302

5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	3/12 at 100.00	A2	5,011,550

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	2,390,513

4,500	California, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1	4,550,355

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,379,446

6,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	5,777,880

1,525	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–	1,402,771

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA+	1,046,291

Nuveen Investments	99

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AA+		$6,325,860

5,025	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/26 – FGIC Insured	10/15 at 100.00	A+		5,263,336

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – MBIA Insured (ETM)	2/11 at 100.00	A	(4)	14,953,255

10,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA		11,278,200

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A		1,971,895

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA		2,701,550

10,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 – AGM Insured	5/15 at 100.00	AA+		10,563,800

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+		1,530,315

6,995	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – NPFG Insured (Alternative Minimum Tax)	5/11 at 100.00	A1		6,998,567

2,405	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A, 3.000%, 6/15/24 – AGM Insured	6/17 at 100.00	AA+		2,218,949

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
8,390	0.000%, 1/15/24 – NPFG Insured	No Opt. Call	A		3,175,951
51,000	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	A		10,883,910

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	A		7,636,020

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AA		3,656,862

5,000	San Luis Obispo County, California, Certificates of Participation, New County Government Center, Series 2002A, 5.000%, 10/15/27 – NPFG Insured	10/12 at 100.00	AA–		5,243,100

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+		2,057,720
180,875	Total California				137,353,388
	Colorado – 2.7%

	Broomfield, Colorado, Master Facilities Lease Purchase Agreement, Certificates of Participation, Series 1999:
5,030	5.875%, 12/01/19 – AMBAC Insured	12/10 at 100.00	Aa3		5,049,013
5,000	6.000%, 12/01/29 – AMBAC Insured	12/10 at 100.00	Aa3		5,017,800

2,140	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A		2,166,943

15,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A		3,845,250

1,095	El Paso County, Colorado, GNMA Collateralized Mortgage Revenue Bonds, Stetson Meadows Project, Series 2002A, 5.100%, 12/20/22 (Alternative Minimum Tax)	12/12 at 100.00	Aaa		1,116,046

2,785	Mesa County Valley School District 51, Grand Junction, Colorado, General Obligation Bonds, Series 2004A, 5.000%, 12/01/23 – NPFG Insured	12/14 at 100.00	Aa2		3,061,021

2,000	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA+		2,031,600

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,390	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	Aa2	$1,480,308
34,440	Total Colorado			23,767,981
	Connecticut – 0.8%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA	1,080,750

3,475	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	3,688,539

2,125	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	2,345,193
6,600	Total Connecticut			7,114,482
	Florida – 3.9%

870	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2000-4 , 6.250%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	1/11 at 100.00	AA+	923,114

3,930	Florida Housing Finance Corporation, Housing Revenue Bonds, Sundance Pointe Apartments, Series 2000N-1, 6.050%, 2/01/41 – AGM Insured (Alternative Minimum Tax)	2/11 at 100.00	AA+	3,940,886

5,980	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 6.050%, 1/01/41 – AGM Insured (Alternative Minimum Tax)	1/11 at 102.00	AA+	6,109,587

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
3,500	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A	3,600,310
6,350	5.375%, 10/01/27 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A	6,473,825

10,000	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	AA+	10,297,100

	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pinnacle Palms Apartments, Series 2001A:
805	5.550%, 7/01/21 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+	812,535
2,505	5.750%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+	2,520,531
33,940	Total Florida			34,677,888
	Georgia – 4.2%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2	2,089,780

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+	7,413,280

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University, Series 2004C, 5.250%, 7/15/24 – NPFG Insured	7/14 at 100.00	A3	5,248,584

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,250	5.250%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa3	1,357,463
2,490	5.250%, 5/01/23 – NPFG Insured	5/14 at 100.00	Aa3	2,669,703
2,440	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3	2,494,632

11,075	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA+	11,900,198

2,250	Oconee County Industrial Development Authority, Georgia, Revenue Bonds, University of Georgia Office of Information and Instructional Technology, Series 2003, 5.250%, 7/01/23 – SYNCORA GTY Insured	7/13 at 100.00	Aa3	2,413,305

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – SYNCORA GTY Insured	7/15 at 100.00	A2	1,007,590

Nuveen Investments	101

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Georgia (continued)

$1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 – AGC Insured	6/19 at 100.00	AA+		$1,035,730
35,460	Total Georgia				37,630,265
	Hawaii – 1.2%

5,795	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/21 – AGM Insured	2/12 at 100.00	AA+		6,089,908

4,205	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/21 (Pre-refunded 2/01/12) – AGM Insured	2/12 at 100.00	AA+	(4)	4,476,138
10,000	Total Hawaii				10,566,046
	Idaho – 0.5%

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2		1,079,890
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2		1,142,372

2,010	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.500%, 7/01/38	7/19 at 100.00	AAA		2,133,595
4,075	Total Idaho				4,355,857
	Illinois – 4.9%

3,335	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.190%, 6/01/14 (IF)	No Opt. Call	AAA		4,237,351

8,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.50	AA–		8,103,360

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1		3,039,881

3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/19 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A1		3,088,740

310	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14 – NPFG Insured	12/10 at 100.00	A		310,921

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA		4,758,570

1,945	Illinois Development Finance Authority, Local Government Program Revenue Bonds, O’Fallon Project, Series 2002, 5.250%, 1/01/24 – FGIC Insured	1/12 at 100.00	A		2,047,754

6,500	Illinois Development Finance Authority, Revenue Bonds, Adventist Health System – Sunbelt Obligated Group, Series 1997A, 5.875%, 11/15/20 – NPFG Insured	11/10 at 101.00	N/R		6,573,190

2,705	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2000, 5.400%, 12/01/20 – NPFG Insured	12/10 at 100.00	A+		2,717,362

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA		1,215,300

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA		2,225,600

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	A		4,654,259
61,135	Total Illinois				42,972,288

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Indiana – 5.4%

	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2001:
$3,190	5.500%, 1/15/21 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	AA–	(4)	$3,308,509
8,605	5.500%, 1/15/26 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	AA–	(4)	8,924,676

4,000	Huntington Countywide School Building Corporation II, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – MBIA Insured	7/12 at 100.00	AA+	(4)	4,321,720

4,030	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		4,113,340

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+		3,851,155

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A:
11,915	5.125%, 7/01/27 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AAA		12,838,770
6,085	5.125%, 7/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AA–	(4)	6,556,770

3,000	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 100.00	AA+	(4)	3,241,290

1,005	St. Joseph County, Indiana, Economic Development Revenue Bonds, St. Mary’s College, Series 2002, 5.375%, 4/01/22 (Pre-refunded 4/01/12) – MBIA Insured	4/12 at 100.00	A	(4)	1,076,506
45,330	Total Indiana				48,232,736
	Kansas – 1.4%

6,000	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA		6,186,660

3,135	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – NPFG Insured	5/15 at 100.00	AA		3,251,967

3,065	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/26 – AGM Insured	9/14 at 101.00	AA+		3,284,638
12,200	Total Kansas				12,723,265
	Louisiana – 2.1%

3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – NPFG Insured	11/14 at 100.00	A+		3,326,198

2,685	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+		2,705,138

2,600	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A		2,688,270

10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	AA+		10,191,500
18,305	Total Louisiana				18,911,106
	Maryland – 0.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Baa3		1,021,335
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	Baa3		1,700,545
2,800	Total Maryland				2,721,880
	Massachusetts – 3.1%

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.266%, 7/01/29 (IF)	7/19 at 100.00	AA		7,418,812

8,485	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.00	N/R		8,490,515

Nuveen Investments	103

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.034%, 8/01/38 (IF)	8/19 at 100.00	AAA		$2,887,975

8,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	9,060,240
25,485	Total Massachusetts				27,857,542
	Michigan – 3.2%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+		7,271,086

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – NPFG Insured	5/15 at 100.00	Aa2		8,841,511

2,995	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/16 – SYNCORA GTY Insured	4/13 at 100.00	BB		2,931,386

1,720	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.100%, 10/01/33 – AMBAC Insured (Alternative Minimum Tax)	4/11 at 100.00	AA		1,721,342

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA		2,062,340

5,455	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/16 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	A		5,644,779
32,875	Total Michigan				28,472,444
	Minnesota – 0.2%

2,150	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Subordinate Lien Airport Revenue Bonds, Series 2001D, 5.750%, 1/01/16 – FGIC Insured (Alternative Minimum Tax)	1/11 at 100.00	A		2,166,749
	Mississippi – 0.6%

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA+		5,573,050
	Missouri – 2.5%

7,600	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA+		7,887,052

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 3604, 13.271%, 5/15/17 (IF)	No Opt. Call	AAA		5,603,321

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGM Insured	No Opt. Call	AA+		1,466,750
7,000	0.000%, 7/15/32 – AGM Insured	No Opt. Call	AA+		1,923,180
6,250	0.000%, 7/15/33 – AGM Insured	No Opt. Call	AA+		1,607,250
7,000	0.000%, 7/15/34 – AGM Insured	No Opt. Call	AA+		1,687,840
6,000	0.000%, 7/15/35 – AGM Insured	No Opt. Call	AA+		1,359,240
2,000	0.000%, 7/15/36 – AGM Insured	No Opt. Call	AA+		427,720
45,305	Total Missouri				21,962,353
	Nevada – 1.0%

3,625	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 1999A, 6.100%, 12/01/38 – AMBAC Insured (Alternative Minimum Tax)	12/10 at 101.00	BBB		3,651,281

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3		2,069,800

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
4,070	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	N/R		698,005
2,000	5.375%, 1/01/40 – AMBAC Insured (5)	1/11 at 100.00	N/R		420,260

104	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	10/12 at 101.00	BBB+	$2,108,652
13,795	Total Nevada			8,947,998
	New Hampshire – 0.5%

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 13.773%, 6/01/39 (IF)	6/19 at 100.00	AA+	4,307,803
	New Jersey – 2.8%

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,869,057
1,775	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,861,549

2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	AA–	2,481,122

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
6,500	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	7,050,810
4,000	5.000%, 1/01/23 – AGM Insured	7/13 at 100.00	AA+	4,323,680

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA+	3,279,720
3,315	5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA+	3,571,017
22,515	Total New Jersey			24,436,955
	New Mexico – 0.8%

2,585	Rio Rancho, New Mexico, Water and Wastewater Revenue Bonds, Refunding Series 2009, 5.000%, 5/15/20 – AGM Insured	5/19 at 100.00	AA+	3,021,968

4,230	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 5.000%, 7/01/23 – AGM Insured	7/14 at 100.00	AA+	4,491,499
6,815	Total New Mexico			7,513,467
	New York – 3.5%

1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	A	1,966,029

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,811,237

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.061%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,373,920
2,335	13.049%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,771,552

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,893,043

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	4,771,994

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	837,329

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	5,392,000

135	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	No Opt. Call	AA	135,718

1,035	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA	1,131,876

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
2,655	5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	AAA	2,901,729
1,515	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA	1,627,640
1,000	5.000%, 3/15/26 – FGIC Insured	3/14 at 100.00	AAA	1,080,870
28,590	Total New York			30,694,937

Nuveen Investments	105

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	North Carolina – 1.6%

$1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.037%, 7/01/38 (IF)	7/20 at 100.00	AAA		$2,292,053

3,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2009, 5.000%, 1/01/38	1/19 at 100.00	AA		3,180,360

7,950	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Series 2009, 5.000%, 6/01/39	6/19 at 100.00	AAA		8,549,748
12,730	Total North Carolina				14,022,161
	North Dakota – 0.6%

5,000	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2002A, 5.125%, 6/01/27 – AMBAC Insured	6/12 at 100.00	A		5,016,000
	Ohio – 2.9%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
130	5.125%, 6/01/24	6/17 at 100.00	BBB		113,597
1,420	5.875%, 6/01/30	6/17 at 100.00	BBB		1,196,464
1,370	5.750%, 6/01/34	6/17 at 100.00	BBB		1,092,548
3,145	5.875%, 6/01/47	6/17 at 100.00	BBB		2,406,743

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 – AGM Insured	6/14 at 100.00	AA+		1,083,890

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 – AMBAC Insured	6/14 at 100.00	BBB+		2,592,700

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1		8,337,452

2,240	Marysville Exempt Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA+		2,427,354

2,640	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2	(4)	2,988,190

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa		3,085,770
25,950	Total Ohio				25,324,708
	Oklahoma – 0.2%

1,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	A		1,002,070

1,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999B, 6.125%, 6/01/26 – FGIC Insured (Alternative Minimum Tax)	12/10 at 100.00	A		1,000,970
2,000	Total Oklahoma				2,003,040
	Oregon – 1.1%

3,000	Ontario Hospital Facility Authority, Oregon, Revenue Bonds, Trinity Health Group, Series 2010E, 5.000%, 12/01/37	12/20 at 100.00	AA		3,167,790

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA		2,894,850

3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/33	5/19 at 100.00	AAA		3,238,920
8,500	Total Oregon				9,301,560
	Pennsylvania – 4.6%

1,670	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	No Opt. Call	AA+		1,738,420

1,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+		1,832,478

735	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA		776,946

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3		$1,118,859

12,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+		9,825,120

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – AGM Insured	9/14 at 100.00	AA+		5,178,353

7,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 (WI/DD, Settling 11/15/10)	6/20 at 100.00	A+		7,171,640

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010:
3,400	5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA+		3,538,244
1,500	5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA+		1,537,140

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – NPFG Insured	9/15 at 100.00	A1		2,653,123

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – AGM Insured	5/15 at 100.00	Aa2		5,521,620
41,715	Total Pennsylvania				40,891,943
	Puerto Rico – 1.7%

1,250	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/18 – FGIC Insured	7/13 at 100.00	A3		1,294,125

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
840	5.500%, 7/01/14 – AGM Insured	No Opt. Call	AA+		942,144
2,550	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA+		2,919,470
3,000	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA+		3,432,780
3,440	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA+		3,929,065
2,250	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA+		2,555,145
13,330	Total Puerto Rico				15,072,729
	Rhode Island – 0.1%

715	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%, 7/01/15 – NPFG Insured	1/11 at 100.00	A		717,152
	South Carolina – 1.5%

2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/23 – NPFG Insured	8/14 at 100.00	A		2,255,213

3,785	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 – AGM Insured	4/12 at 100.00	AA+		3,825,424

6,565	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 (Pre-refunded 4/15/12) – AGM Insured	4/12 at 100.00	AA+	(4)	7,025,272
12,455	Total South Carolina				13,105,909
	Tennessee – 1.7%

10,000	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	Aa2		10,182,600

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+		767,462
755	5.000%, 7/01/17	7/16 at 100.00	BBB+		794,109
1,600	5.500%, 7/01/36	7/16 at 100.00	BBB+		1,607,600

705	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	3/11 at 100.00	A2		710,062

1,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA+		1,056,930
14,780	Total Tennessee				15,118,763

Nuveen Investments	107

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas – 9.5%

	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A:
$8,000	5.625%, 11/01/26 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		$8,099,680
3,855	5.500%, 11/01/31 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		3,883,604

275	DeSoto, Dallas County, Texas, General Obligation Bonds, Series 2001, 5.500%, 2/15/21 (Pre-refunded 2/15/11) – FGIC Insured	2/11 at 100.00	A	(4)	279,125

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A1		5,029,950

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
5,000	5.250%, 11/15/21 – NPFG Insured	11/11 at 100.00	A		4,987,850
6,500	5.250%, 11/15/22 – NPFG Insured	11/11 at 100.00	A		6,386,120
6,800	5.250%, 11/15/30 – NPFG Insured	11/11 at 100.00	A		6,688,072
2,500	5.375%, 11/15/41 – NPFG Insured	11/11 at 100.00	A		2,478,650

5,010	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 – NPFG Insured	3/12 at 100.00	AA		5,193,817

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 – AMBAC Insured	2/14 at 100.00	AA		1,311,880

11,895	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA–		12,655,804

20,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	BBB+		15,128,600

	Williamson County, Texas, General Obligation Bonds, Series 2001:
90	5.500%, 2/15/21 – AGM Insured	2/11 at 100.00	AAA		91,157
95	5.500%, 2/15/22 – AGM Insured	2/11 at 100.00	AAA		96,283

	Williamson County, Texas, General Obligation Bonds, Series 2001:
5,845	5.500%, 2/15/21 (Pre-refunded 2/15/11) – AGM Insured	2/11 at 100.00	AAA		5,935,656
6,180	5.500%, 2/15/22 (Pre-refunded 2/15/11) – AGM Insured	2/11 at 100.00	AAA		6,275,852
88,235	Total Texas				84,522,100
	Utah – 1.6%

5,000	Emery County, Utah, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1993A, 5.650%, 11/01/23 – AMBAC Insured	11/10 at 100.00	A		5,013,150

6,335	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+		6,604,618

6,830	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/29 – NPFG Insured	6/17 at 55.29	Aa3		2,682,756
18,165	Total Utah				14,300,524
	Vermont – 0.0%

210	Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2000-12A, 6.300%, 11/01/31 – AGM Insured	11/10 at 100.00	AA+		212,728
	Virginia – 0.1%

500	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009C, 5.000%, 5/15/25	5/19 at 100.00	AA+		548,005
	Washington – 7.5%

3,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001A, 5.600%, 1/01/36 – NPFG Insured (Alternative Minimum Tax)	7/11 at 101.00	AA		3,021,360

5,040	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002A, 5.450%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA		5,054,314

10,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station, Series 2002A, 5.750%, 7/01/18 – NPFG Insured	7/12 at 100.00	Aaa		10,753,500

7,000	King County, Washington, General Obligation Sewer Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured	No Opt. Call	AAA		7,259,350

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.061%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	AA+		$2,676,424

6,000	Port of Seattle, Washington, Revenue Bonds, Series 1999A, 5.000%, 9/01/24 – FGIC Insured	9/12 at 100.00	A1		6,246,600

7,475	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 – MBIA Insured (Alternative Minimum Tax)	3/11 at 100.00	A		7,500,340

8,775	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	A		8,819,489

1,785	Port of Seattle, Washington, Subordinate Lien Revenue Bonds, Series 1999B, 5.500%, 9/01/16 – FGIC Insured (Alternative Minimum Tax)	9/12 at 100.00	A1		1,869,341

1,000	Snohomish County Public Utility District 1, Washington, Water Revenue Refunding Bonds, Series 2002, 5.500%, 12/01/22 – FGIC Insured	6/12 at 100.00	AA		1,057,200

7,825	Snohomish County School District 16, Washington, Unlimited Tax General Obligation Bonds, Arlington School, Series 2000, 5.750%, 12/01/19 (Pre-refunded 12/01/10) – FGIC Insured	12/10 at 100.00	Aa1	(4)	7,863,421

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1121, 13.117%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+		4,043,154
63,570	Total Washington				66,164,493
	Wisconsin – 1.2%

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	A		2,625,620

1,650	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A+		1,694,814

5,000	Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18 (Pre-refunded 5/01/13) – MBIA Insured	5/13 at 100.00	AA	(4)	5,543,350
8,650	Total Wisconsin				9,863,784
970,755	Total Long-Term Investments (cost $849,580,408) – 99.3%				878,753,515
	SHORT-TERM INVESTMENTS – 0.3%

	Florida – 0.2%

1,760	Pinellas County, Florida, Sewer Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2917Z, 0.330%, 4/01/12 (6)	No Opt. Call	N/R		1,760,000
	Pennsylvania – 0.1%
1,125	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Variable Rate Demand Obligations, Tender Option Trust 371, 0.280%, 6/01/11 (6)	No Opt. Call	VMIG-1		1,125,000
$2,885	Total Short-Term Investments (cost $2,885,000)				2,885,000
	Total Investments (cost $852,465,408) – 99.6%				881,638,515
	Floating Rate Obligations – (0.8)%				(7,495,000)
	Other Assets Less Liabilities – 1.2%				11,469,706
	Net Assets – 100%				$885,613,221

Nuveen Investments	109

Portfolio of Investments (Unaudited)

Nuveen Insured Municipal Bond Fund (continued)

October 31, 2010

The Fund intends to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

110	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.3%

$7,440	Alabama Public School and College Authority, Capital Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21	2/12 at 100.00	Aa1		$7,731,797

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
3,000	5.250%, 11/15/16	11/15 at 100.00	Baa2		3,159,900
2,290	5.250%, 11/15/20	11/15 at 100.00	Baa2		2,319,266

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
750	5.000%, 11/15/12	No Opt. Call	A3		782,070
820	5.000%, 11/15/15	No Opt. Call	A3		872,431
2,925	5.000%, 11/15/16	11/15 at 100.00	A3		3,055,046

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
4,000	5.250%, 1/01/11	No Opt. Call	BBB		3,996,880
10,000	5.250%, 1/01/12	No Opt. Call	BBB		9,936,600
7,000	5.250%, 1/01/13	No Opt. Call	BBB		6,868,050
10,000	5.250%, 1/01/14	No Opt. Call	BBB		9,754,500

9,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	AAA		9,994,931

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
500	5.000%, 12/01/10	No Opt. Call	A–		501,285
1,645	5.000%, 12/01/14	No Opt. Call	A–		1,766,154
59,650	Total Alabama				60,738,910
	Arizona – 2.6%

	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004:
2,695	4.000%, 4/01/13	No Opt. Call	A		2,820,156
1,000	5.000%, 4/01/17	4/14 at 100.00	A		1,048,940

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
5,000	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA+		5,750,150
5,000	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+		5,721,000
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA+		6,830,536
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA+		8,252,100

6,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/19 (Pre-refunded 7/01/13) – MBIA Insured	7/13 at 100.00	A	(4)	6,752,340

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	BBB		2,922,934

2,740	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/14 (ETM)	No Opt. Call	N/R	(4)	3,118,723

9,720	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	No Opt. Call	A+		9,959,112

1,200	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–		1,241,904

11,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/14 – NPFG Insured	12/13 at 100.00	Aa2		12,210,550
60,795	Total Arizona				66,628,445
	Arkansas – 1.4%

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	12/15 at 100.00	AA+		1,587,521

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	11/16 at 100.00	AA+		7,772,814
6,740	4.500%, 11/01/19 – AGM Insured	11/16 at 100.00	AA+		7,376,323

Nuveen Investments	111

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas (continued)

$8,055	Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006, 4.000%, 9/01/13 – FGIC Insured	No Opt. Call	AA	$8,734,359

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	A	1,417,002
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	A	1,121,830

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	620,218
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,205,902
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,258,221
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,310,076

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
1,270	5.000%, 2/01/14	No Opt. Call	Baa1	1,374,966
1,000	5.000%, 2/01/17	2/15 at 100.00	Baa1	1,062,840
1,165	5.000%, 2/01/18	2/15 at 100.00	Baa1	1,226,873
32,820	Total Arkansas			36,068,945
	California – 7.7%

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
3,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	3,281,370
10,000	5.875%, 5/01/16 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	10,919,100

7,500	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	AA–	8,759,475

2,570	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA–	2,852,572

3,845	California Health Facilities Financing Authority, Insured Health Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 1994A, 5.000%, 7/01/14 – AMBAC Insured	1/11 at 100.00	A	3,853,497

7,680	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	8,119,219

	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C:
8,075	5.500%, 6/01/14	12/13 at 100.00	A2	8,803,930
3,940	5.500%, 6/01/17	12/13 at 100.00	A2	4,234,791

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G:
1,670	5.250%, 7/01/11	No Opt. Call	BBB	1,696,870
750	5.250%, 7/01/13	No Opt. Call	BBB	789,045
1,200	5.000%, 7/01/22	7/15 at 100.00	BBB	1,188,420

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	Aa3	10,062,200

	California, Economic Recovery Revenue Bonds, Series 2004A:
10,000	5.250%, 7/01/13	No Opt. Call	Aa3	11,164,200
5,805	5.250%, 7/01/14	No Opt. Call	Aa3	6,616,713

1,695	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	AAA	1,965,064

10,870	California, General Obligation Bonds, Series 2003, 5.250%, 2/01/14 – NPFG Insured	2/13 at 100.00	A1	11,797,755

6,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.250%, 7/01/21	7/19 at 100.00	Aa3	6,964,200

11,965	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – NPFG Insured	No Opt. Call	A1	12,614,341

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	8/13 at 100.00	AA	1,122,442

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$630	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		$698,153

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,500	5.000%, 6/01/17	No Opt. Call	BBB		7,772,025
9,845	4.500%, 6/01/27	6/17 at 100.00	BBB		8,931,876

5,000	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R		5,538,100

5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA+	(4)	5,604,750

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
2,220	5.000%, 9/01/21 – AMBAC Insured	No Opt. Call	N/R		2,422,286
2,145	5.000%, 9/01/22 – AMBAC Insured	No Opt. Call	N/R		2,322,327
2,000	5.000%, 9/01/23 – AMBAC Insured	No Opt. Call	N/R		2,149,220

10,000	M-S-R Energy Authority, Gas Revenue Bonds, California, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A		11,134,100

10,000	M-S-R Energy Authority, Gas Revenue Bonds, California, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A		11,134,100

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	4/11 at 100.00	A2		6,002,820

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA+		1,071,449
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA+		1,144,582
4,075	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA+		2,089,171

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 20010, 5.000%, 7/01/40	7/20 at 100.00	A		5,115,200

2,005	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	A		2,230,462

100	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 4.700%, 6/01/11 (ETM)	No Opt. Call	AAA		102,626

8,000	University of California, General Revenue Bonds, Series 2005F, 5.000%, 5/15/19 – AGM Insured	5/13 at 101.00	AA+		8,798,800

300	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	3/11 at 100.00	Baa1		293,955
191,415	Total California				201,361,206
	Colorado – 2.5%

16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	AA		17,679,915

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB		6,864,208

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A–		1,080,360
1,000	5.250%, 6/01/18	6/16 at 100.00	A–		1,067,690

10,000	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	A+		11,126,000

2,460	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2000A, 6.000%, 11/15/16 – AMBAC Insured (Alternative Minimum Tax)	11/10 at 100.00	A+		2,469,127

Nuveen Investments	113

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$9,915	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/16 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		$10,322,606

5,775	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R	(4)	6,445,535

5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	A		5,090,850

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A		1,695,700

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3		1,031,511
69,680	Total Colorado				64,873,502
	Connecticut – 0.1%

3,450	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/11 at 100.00	BBB		3,452,001
	District of Columbia – 2.1%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
7,090	6.000%, 5/15/11	No Opt. Call	BBB		7,204,858
3,550	5.800%, 5/15/13	5/11 at 101.00	BBB		3,631,544
3,730	5.875%, 5/15/14	5/11 at 101.00	BBB		3,810,009
7,725	6.250%, 5/15/24	5/11 at 101.00	BBB		7,756,209
2,920	6.500%, 5/15/33	No Opt. Call	BBB		2,899,414

10,065	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	10/18 at 100.00	AA+		12,158,419

11,530	District of Columbia, General Obligation Bonds, Series 2003B, 5.000%, 6/01/15 – AMBAC Insured	6/13 at 100.00	Aa2		12,604,711

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20	10/19 at 100.00	A		493,643
1,715	6.500%, 10/01/23	10/19 at 100.00	A		1,973,811
825	6.500%, 10/01/24	10/19 at 100.00	A		937,324
49,570	Total District of Columbia				53,469,942
	Florida – 5.8%

5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	Aa3		5,124,600

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
12,380	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+		13,294,263
33,060	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+		35,299,482

5,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.375%, 6/01/17	6/12 at 101.00	AAA		5,385,100

7,695	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003A, 5.000%, 7/01/16 – AGM Insured	7/13 at 101.00	AA+		8,478,043

7,215	Hillsborough County, Florida, Capital Improvement Program Revenue Bonds, Junior Lien Refunding Series 2003, 5.000%, 8/01/13 – FGIC Insured	No Opt. Call	AA+		8,056,341

5,000	Key West Utility Board, Florida, Electric System Revenue Refunding Bonds, Series 2000, 6.000%, 10/01/12 – AMBAC Insured	No Opt. Call	A2		5,461,150

500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998A, 5.000%, 10/01/24 – FGIC Insured (Alternative Minimum Tax)	4/11 at 100.00	A		500,080

5,475	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A2		5,419,484

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3		$5,063,550

5,750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	6,379,223

4,150	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16	4/13 at 100.00	Aa1		4,511,590

7,540	Palm Beach County, Florida, Airport System Revenue Bonds, Series 2002, 5.750%, 10/01/13 – NPFG Insured	No Opt. Call	A		8,369,174

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – NPFG Insured	9/16 at 100.00	Aa3		10,516,197

21,055	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA–		22,027,741

6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – AGM Insured	1/15 at 100.00	AA+		6,572,335
141,140	Total Florida				150,458,353
	Georgia – 0.5%

10,000	Appling County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Hatch Plant Project, Series 2006, 4.400%, 7/01/16 (Mandatory put 7/01/11) – AMBAC Insured	7/16 at 100.00	A		10,239,700

2,275	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R		2,386,339

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BBB–		1,051,630
13,275	Total Georgia				13,677,669
	Idaho – 0.1%

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BBB–		469,481
1,300	5.250%, 9/01/20	9/16 at 100.00	BBB–		1,312,259
1,750	Total Idaho				1,781,740
	Illinois – 7.0%

17,500	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.375%, 7/01/19 (Pre-refunded 7/01/12)	7/12 at 100.00	Aaa		18,950,925

4,415	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.190%, 6/01/14 (IF)	No Opt. Call	AAA		5,609,567

9,100	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/22 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	N/R	(4)	10,064,418

7,010	Chicago, Illinois, General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1993A, 5.000%, 1/01/16	1/11 at 100.00	AA		7,027,876

10,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.50	AA–		10,129,200

20,000	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 – AMBAC Insured	5/14 at 101.00	AA		21,994,200

6,500	Cook County, Illinois, General Obligation Refunding Bonds, Series 2002D, 5.250%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AA		6,999,590

1,850	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	4/17 at 100.00	Baa2		1,869,906

Nuveen Investments	115

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB		$5,577,100

600	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.250%, 5/15/12 (ETM)	No Opt. Call	Aaa		643,368

405	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa3		415,008

1,000	Illinois Health Facilities Authority, Revenue Bonds, Methodist Medical Center of Illinois, Series 1998, 5.500%, 11/15/12 – NPFG Insured	11/10 at 100.00	A		1,002,510

7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – NPFG Insured	8/13 at 100.00	AA–		8,063,784

	Illinois State, General Obligation Bonds, Refunding Series 2010:
5,850	5.000%, 1/01/19 – AGM Insured, DD1	No Opt. Call	AA+		6,399,081
16,850	5.000%, 1/01/19	No Opt. Call	A+		18,098,922

1,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A+		997,170

10,000	Illinois, General Obligation Bonds, Series 2006A, 5.000%, 6/01/18	No Opt. Call	A+		10,869,500

	Kane County, Illinois, Community Unit School District 304 Geneva, General Obligation Bonds, Series 2007:
8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+		12,689,942
5,000	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+		7,773,850

23,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.750%, 6/15/41 – NPFG Insured	6/12 at 101.00	AAA		24,419,790

1,897	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R		1,845,307
162,957	Total Illinois				181,441,014
	Indiana – 0.8%

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	9/11 at 100.00	BBB		2,941,800

2,575	Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds, Methodist Hospital of Indiana Inc., Series 1992A, 5.750%, 9/01/11 – AMBAC Insured (ETM)	3/11 at 100.00	N/R (4)		2,628,354

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA–		3,281,376

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA–		5,794,600

2,750	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – MBIA Insured	No Opt. Call	A		3,116,108

1,685	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	11/10 at 100.00	N/R	(4)	2,099,476

5,210	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17 (5), (6)	2/15 at 100.00	CCC		1,992,825
23,020	Total Indiana				21,854,539
	Iowa – 0.6%

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
1,290	5.250%, 7/01/13	No Opt. Call	BB+		1,291,974
2,235	5.250%, 7/01/14	No Opt. Call	BB+		2,221,948
4,460	5.250%, 7/01/15	No Opt. Call	BB+		4,367,589
2,000	5.250%, 7/01/16	No Opt. Call	BB+		1,928,600
820	5.000%, 7/01/19	7/16 at 100.00	BB+		749,529

50	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.500%, 6/01/11 (ETM)	No Opt. Call	AAA		51,287

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B:
$2,475	5.500%, 6/01/12 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	$2,574,421
90	5.500%, 6/01/13 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	93,615
1,195	5.500%, 6/01/14 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	1,243,003
14,615	Total Iowa			14,521,966
	Kansas – 0.4%

2,200	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2009A-III, 5.000%, 11/15/34	11/19 at 100.00	A+	2,244,880

3,825	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R	3,994,027

5,590	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	3,144,096
11,615	Total Kansas			9,383,003
	Kentucky – 1.2%

6,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA+	6,789,104

20,670	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa2	24,015,853
26,845	Total Kentucky			30,804,957
	Louisiana – 3.6%

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
11,775	5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	A–	11,988,245
9,000	5.250%, 6/01/13 – AMBAC Insured	No Opt. Call	A–	9,634,770
12,080	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	13,200,903

10,255	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 6.375%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa	11,932,923

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	1,336,340

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,000	5.000%, 5/15/16	No Opt. Call	Baa1	2,132,320
5,155	5.000%, 5/15/20	5/17 at 100.00	Baa1	5,305,474

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,745	5.250%, 5/01/18 – FGIC Insured	5/15 at 100.00	Aa1	3,055,981
5,500	5.000%, 5/01/24 – FGIC Insured	5/15 at 100.00	Aa1	5,814,105
7,220	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1	7,583,310

5,030	New Orleans, Louisiana, Refunding Certificates of Indebtedness, Series 1998B, 5.000%, 12/01/12 – AGM Insured	12/10 at 100.00	AA+	5,040,764

2,400	St. Martin Parish, Louisiana, Industrial Development Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12	No Opt. Call	A	2,513,688

12,950	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	13,073,932
88,110	Total Louisiana			92,612,755

Nuveen Investments	117

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Maryland – 0.1%

$840	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	1/11 at 100.00	Aa2		$841,747

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3		261,225

2,000	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A		2,146,680
3,090	Total Maryland				3,249,652
	Massachusetts – 5.7%

3,500	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	Aa1		4,347,455

8,140	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2002A, 5.250%, 7/01/15 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AAA		8,773,780

10,000	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004B, 5.250%, 7/01/20	No Opt. Call	AAA		12,200,400

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
2,210	5.000%, 10/01/17	No Opt. Call	N/R		2,116,694
515	5.000%, 10/01/18	10/17 at 100.00	N/R		487,849

	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A:
1,500	5.450%, 12/01/12 (Alternative Minimum Tax)	12/10 at 100.00	BBB		1,502,835
1,825	5.500%, 12/01/13 (Alternative Minimum Tax)	12/10 at 100.00	BBB		1,829,599

610	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	N/R		505,318

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	Aa1		11,747,500

12,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003A, 5.000%, 1/01/21 (Pre-refunded 1/01/13)	1/13 at 100.00	Aa1	(4)	13,683,625

7,040	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/13)	8/13 at 100.00	Aa1	(4)	7,867,763

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+	(4)	11,579,000

29,240	Massachusetts, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – AGM Insured	No Opt. Call	AA+		35,661,687

	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A:
20,835	5.000%, 12/15/12 – AGM Insured	No Opt. Call	Aa2		22,668,480
12,000	5.000%, 12/15/13 – AGM Insured	No Opt. Call	Aa2		13,466,400
129,915	Total Massachusetts				148,438,385
	Michigan – 5.0%

9,295	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006A, 5.000%, 7/01/19 – AGM Insured	7/16 at 100.00	AA+		9,893,040

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	4/14 at 100.00	BB		7,480,392

10,850	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 (Mandatory put 1/01/12) – NPFG Insured	7/32 at 100.00	A1		11,169,207

7,500	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	6/12 at 100.00	BBB		7,699,200

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB	$7,125,435

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BB+	1,112,054

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A	2,111,760
3,530	5.000%, 7/15/19	7/17 at 100.00	A	3,693,227

1,250	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R	1,272,475

8,860	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – AGM Insured	6/15 at 100.00	AA+	9,431,736

3,500	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/15 – AGM Insured	10/13 at 100.00	AA+	3,858,890

	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B:
14,825	5.750%, 8/15/13	2/11 at 100.00	BB–	14,824,407
41,900	5.500%, 8/15/23	2/11 at 100.00	BB–	40,937,974

1,500	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,668,465

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,080	5.000%, 6/01/14	No Opt. Call	Baa3	1,073,304
1,260	5.500%, 6/01/17	6/16 at 100.00	Baa3	1,260,529
1,330	5.500%, 6/01/18	6/16 at 100.00	Baa3	1,322,605

1,470	Saginaw Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Covenant Medical Center, Series 2004G, 5.000%, 7/01/12	No Opt. Call	A	1,537,914

1,500	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	A2	1,609,875
127,560	Total Michigan			129,082,489
	Minnesota – 1.2%

9,275	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993A, 8.500%, 9/01/19	8/12 at 101.00	A1	10,500,320

1,000	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993B, 8.500%, 9/01/19	8/12 at 101.00	A1	1,128,020

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	No Opt. Call	AAA	1,914,790

	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
1,050	5.250%, 12/01/10	No Opt. Call	A3	1,052,930
3,130	5.250%, 12/01/11	No Opt. Call	A3	3,234,166

245	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.800%, 8/01/11 – NPFG Insured	2/11 at 100.00	AA+	245,931

1,215	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA+	1,380,532

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	A3	1,032,340

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	485,925

	St. Paul Housing and Redevelopment Authority, Minnesota, Healthcare Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005:
225	5.000%, 2/01/12	No Opt. Call	N/R	229,066
375	5.000%, 2/01/13	No Opt. Call	N/R	386,378

Nuveen Investments	119

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)
$400	5.000%, 2/01/14	No Opt. Call	N/R	$415,428
300	5.000%, 2/01/15	No Opt. Call	N/R	311,625

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	BB+	2,691,974

2,535	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.000%, 12/01/13	No Opt. Call	AA+	2,856,286

2,210	White Earth Band of Chippewa Indians, Minnesota, Revenue Bonds, Series 2000A, 7.000%, 12/01/11 – ACA Insured	No Opt. Call	N/R	2,249,272
27,815	Total Minnesota			30,114,983
	Mississippi – 0.7%

8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/11 at 100.00	BBB	8,703,300

10,140	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/20	8/17 at 100.00	A–	10,626,821
18,800	Total Mississippi			19,330,121
	Missouri – 2.6%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	N/R	1,292,322
3,030	5.000%, 6/01/20	6/17 at 100.00	N/R	3,091,206

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
1,290	4.250%, 3/01/12	No Opt. Call	BBB+	1,316,716
1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,521,417
1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,557,465

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	6,322,144

2,900	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.800%, 11/15/17	11/10 at 100.00	N/R	2,831,270

13,180	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.375%, 9/01/15 – FGIC Insured	9/12 at 100.00	A+	14,026,947

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,630	5.000%, 8/15/12	No Opt. Call	N/R	1,679,047
1,700	5.000%, 8/15/13	No Opt. Call	N/R	1,762,322

14,380	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16	10/13 at 100.00	AA+	15,958,205

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	483,670

14,780	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	16,487,681
63,635	Total Missouri			68,330,412
	Nevada – 0.9%

15,000	Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	16,149,900

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
2,795	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	D	577,168
2,870	0.000%, 1/01/12 – AMBAC Insured	No Opt. Call	D	559,650
3,210	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	D	516,104
65	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	D	9,221

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Nevada (continued)
$1,495	0.000%, 1/01/22 – AMBAC Insured	No Opt. Call	D		$165,586
1,425	0.000%, 1/01/26 – AMBAC Insured	No Opt. Call	D		124,032
1,800	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	D		130,986

1,895	Henderson Local Improvement District T-4C, Nevada, Limited Obligation Refunding Bonds, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	11/10 at 101.00	N/R		1,897,729

3,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R		2,585,490
33,555	Total Nevada				22,715,866
	New Hampshire – 0.7%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
405	5.000%, 7/01/14	No Opt. Call	BBB+		425,886
430	5.000%, 7/01/15	No Opt. Call	BBB+		453,573
445	5.000%, 7/01/16	No Opt. Call	BBB+		464,834

5,660	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Series 2009, 5.250%, 6/01/39	6/19 at 100.00	AA+		6,232,452

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006:
415	5.250%, 6/01/13	No Opt. Call	Baa3		432,048
1,000	5.250%, 6/01/21	6/16 at 100.00	Baa3		1,004,750

10,000	New Hampshire Housing Finance Authority, Multifamily Housing Bonds, Series 1994I, 5.600%, 1/01/24 (Alternative Minimum Tax)	6/11 at 100.00	Aaa		10,075,400
18,355	Total New Hampshire				19,088,943
	New Jersey – 5.6%

1,130	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.000%, 2/15/13	No Opt. Call	BBB		1,188,692

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
7,860	5.375%, 6/15/15	No Opt. Call	BBB		8,414,916
3,760	5.500%, 6/15/16 – RAAI Insured	No Opt. Call	Baa3		4,041,511
3,770	5.625%, 6/15/19	6/19 at 100.00	BBB		3,772,224

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A:
1,610	5.500%, 7/01/11 (ETM)	No Opt. Call	N/R	(4)	1,660,554
3,145	5.500%, 7/01/12 (ETM)	No Opt. Call	N/R	(4)	3,380,969

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	Baa3		410,352

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B:
31,175	5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	AA–		36,217,554
8,040	5.250%, 12/15/17 – FGIC Insured	12/15 at 100.00	AA–		9,179,188

10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	AA–		11,036,800

6,315	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.500%, 6/01/12 (ETM)	No Opt. Call	AAA		6,813,822

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
100	5.000%, 6/01/14 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		107,258
100	5.000%, 6/01/15 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		107,258
9,535	5.750%, 6/01/16 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		10,340,231
6,925	5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		7,468,682
1,255	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,333,726

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
19,595	4.500%, 6/01/23	6/17 at 100.00	BBB		18,407,543
25,000	5.000%, 6/01/29	6/17 at 100.00	BBB		21,322,000
139,715	Total New Jersey				145,203,280

Nuveen Investments	121

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Mexico – 0.3%

$7,600	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.500%, 8/01/21 (Pre-refunded 8/01/11)	8/11 at 101.00	AA–	(4)	$7,969,740
	New York – 10.4%

4,055	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–		4,351,056

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005:
1,450	5.000%, 11/01/13	11/10 at 100.00	Aa1		1,454,988
720	5.000%, 11/01/14	11/10 at 100.00	Aa1		722,426

15,500	Dormitory Authority of the State of New York, New York City, Lease Revenue Bonds, Court Facilities, Series 2003A, 5.500%, 5/15/18 (Pre-refunded 5/15/13)	5/13 at 100.00	AA–	(4)	17,429,595

900	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001, 5.750%, 7/01/15	7/11 at 101.00	Baa3		916,695

5,125	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2		5,301,403

10,000	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/11 – AGM Insured	No Opt. Call	AA+		10,366,400

8,200	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002E, 5.500%, 10/01/17 – NPFG Insured	10/12 at 100.00	A+		8,810,490

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA–		8,357,141

12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/13	No Opt. Call	A–		14,128,125

14,175	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006D, 5.000%, 9/01/12 – NPFG Insured	No Opt. Call	A		15,301,062

10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A		11,305,100

15,310	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 – AMBAC Insured	11/15 at 100.00	A		17,474,069

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–		2,127,040

1,345	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		1,335,867

10,025	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16	No Opt. Call	AAA		11,865,891

10	New York City, New York, General Obligation Bonds, Fiscal Series 1998J, 5.375%, 8/01/13	8/13 at 100.00	AA		10,039

5,775	New York City, New York, General Obligation Bonds, Fiscal Series 2004I, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA		6,464,477

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA		5,585,350

21,145	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA		24,336,203

690	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.000%, 6/01/27	6/13 at 100.00	BBB		690,469

15,870	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum Tax)	10/11 at 100.00	Aa1		15,992,834

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
$2,000	5.250%, 6/01/16	6/16 at 100.00	AA–		$2,006,420
40,025	5.500%, 6/01/17	6/11 at 100.00	AA–		40,964,783
380	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–		411,513
3,775	5.250%, 6/01/21 – AMBAC Insured, DD1	6/13 at 100.00	AA–		4,078,095

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
15,000	5.500%, 6/01/17	6/11 at 100.00	AA–		15,352,200
10,000	5.500%, 6/01/18	6/12 at 100.00	AA–		10,584,600
4,150	5.500%, 6/01/19	No Opt. Call	AA–		4,532,215
5,500	5.500%, 6/01/21	6/13 at 100.00	AA–		5,955,675

1,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/10 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A		1,002,530
248,675	Total New York				269,214,751
	North Carolina – 2.1%

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D:
20,000	5.375%, 1/01/13	No Opt. Call	A–		21,685,600
11,000	5.125%, 1/01/23	1/13 at 100.00	A–		11,312,180

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/17	11/13 at 100.00	A+		2,128,360

2,240	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/13 (ETM)	No Opt. Call	N/R	(4)	2,473,677

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:
4,760	5.500%, 1/01/13	No Opt. Call	A		5,221,244
10,000	5.250%, 1/01/18 – NPFG Insured	1/13 at 100.00	A		10,793,800
50,000	Total North Carolina				53,614,861
	Ohio – 2.3%

3,930	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006, 5.000%, 1/01/13	No Opt. Call	BBB+		4,118,483

1,380	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	BBB		1,444,225

31,965	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BBB		27,931,656

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA+		3,615,613

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Tender Option Bomd Trust 2456, 17.147%, 12/01/15 (IF)	No Opt. Call	AA+		6,743,124

1,970	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/15	No Opt. Call	A–		2,172,024

11,000	Ohio State, General Obligation Bonds, Common Schools Series 2007A, 5.000%, 6/15/15	No Opt. Call	AA+		12,840,410

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14	No Opt. Call	A–		796,652
805	5.000%, 11/15/16	No Opt. Call	A–		869,481
59,765	Total Ohio				60,531,668

Nuveen Investments	123

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Oklahoma – 0.7%

$2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BB+		$2,440,908

8,375	Oklahoma, General Obligation Bonds, Series 2003A, 5.000%, 7/15/17 – FGIC Insured	7/13 at 101.00	AA+		9,446,581

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
120	5.250%, 5/15/12	No Opt. Call	BBB+		124,104
700	5.250%, 5/15/13	No Opt. Call	BBB+		731,962
790	5.250%, 5/15/14	No Opt. Call	BBB+		836,239
1,050	5.250%, 5/15/15	5/14 at 100.00	BBB+		1,103,970

3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A, 5.375%, 6/01/24	6/15 at 100.00	A3		3,105,720
16,530	Total Oklahoma				17,789,484
	Oregon – 0.4%

4,120	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA		4,879,769

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA		4,599,320
8,120	Total Oregon				9,479,089
	Pennsylvania – 2.2%

6,725	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13	1/11 at 100.00	BB+		6,733,339

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R		3,194,510

1,250	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A–		1,255,838

135	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	No Opt. Call	Baa1		146,335

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–		11,238,900

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	Aa2		10,777,700

4,270	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2010A, 5.000%, 6/01/16	No Opt. Call	Aa2		4,803,323

10,490	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 9/01/12 – AGM Insured	No Opt. Call	AA+		11,195,453

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 0.979%, 12/01/24	12/17 at 100.00	A+		8,484,080
62,060	Total Pennsylvania				57,829,478
	Puerto Rico – 2.4%

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II:
4,200	5.375%, 7/01/19 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 101.00	A	(4)	4,584,762
5,000	5.000%, 7/01/20 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 101.00	A	(4)	5,426,850

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – NPFG Insured	7/17 at 100.00	A		3,136,440

10,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	A3		10,876,700

11,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+		9,381,900

5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 5.750%, 7/01/12 – NPFG Insured	No Opt. Call	A		5,337,150

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Puerto Rico (continued)

$10,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	A		$11,173,000

10,625	Puerto Rico, General Obligation Refunding Bonds, Series 2002, 5.500%, 7/01/12 – FGIC Insured	No Opt. Call	A3		11,285,025
58,825	Total Puerto Rico				61,201,827
	Rhode Island – 0.2%

5,090	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB		5,248,146
	South Carolina – 0.7%

4,000	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/28 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa		4,459,560

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23	12/15 at 100.00	A2		1,568,640
2,000	5.250%, 12/01/24	12/15 at 100.00	A2		2,084,080

6,750	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	Aa3		7,901,483

2,255	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/11)	5/11 at 101.00	BBB	(4)	2,322,808
16,505	Total South Carolina				18,336,571
	South Dakota – 0.3%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
760	5.000%, 4/01/17	4/13 at 100.00	A–		773,840
800	5.000%, 4/01/18	4/13 at 100.00	A–		810,520
840	5.000%, 4/01/19	4/13 at 100.00	A–		848,064
820	5.000%, 4/01/20	4/13 at 100.00	A–		824,977

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	AA–		1,072,340

4,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2001E, 5.375%, 11/01/24	11/11 at 101.00	AA–		4,096,920

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:
295	4.500%, 9/01/12	No Opt. Call	A–		307,313
300	4.550%, 9/01/14	No Opt. Call	A–		319,041
8,815	Total South Dakota				9,053,015
	Tennessee – 2.1%

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+		767,517
750	5.000%, 7/01/18	7/16 at 100.00	BBB+		780,345

5,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+		5,002,450

	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A:
12,645	5.000%, 12/01/13 – NPFG Insured	No Opt. Call	AA+		14,202,232
10,000	5.000%, 12/01/15 – NPFG Insured	12/13 at 100.00	AA+		11,271,600

500	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 1997, 5.350%, 9/01/12	No Opt. Call	BBB		530,510

2,000	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 2002, 5.050%, 9/01/12	No Opt. Call	BBB		2,111,400

Nuveen Investments	125

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee (continued)

$1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+		$1,436,232

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
5,790	5.000%, 9/01/12	No Opt. Call	BB+		6,148,343
11,885	5.250%, 9/01/20	No Opt. Call	BB+		12,606,063
50,685	Total Tennessee				54,856,692
	Texas – 6.7%

8,800	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2003, 5.250%, 11/15/20 – NPFG Insured	5/13 at 100.00	A+		9,510,512

6,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R		6,340,860

10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		11,763,800

	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
1,475	5.250%, 12/01/10	No Opt. Call	A		1,479,396
1,000	5.250%, 12/01/11	No Opt. Call	A		1,035,920
1,150	5.250%, 12/01/12	No Opt. Call	A		1,221,082
1,000	5.250%, 12/01/13	No Opt. Call	A		1,078,330

7,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	2/11 at 100.00	AAA		8,149,470

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22	11/19 at 100.00	AA		5,850,317
5,385	5.000%, 11/01/23	11/19 at 100.00	AA		6,103,036
5,660	5.000%, 11/01/24	11/19 at 100.00	AA		6,348,143

	Houston, Texas, Junior Lien Water and Sewerage System Revenue Forward Refunding Bonds, Series 2002B:
6,000	5.750%, 12/01/15 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	6,643,260
5,385	5.750%, 12/01/16 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	5,962,326

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/14 – AGM Insured	12/11 at 100.00	AA+		10,527,800

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	AA+	(4)	10,916,600

1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–		1,681,162

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – AGM Insured	10/15 at 100.00	AA+		6,777,149

4,515	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/17 – AMBAC Insured	5/13 at 100.00	A		4,914,352

3,465	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003, 5.250%, 12/15/17 – FGIC Insured	12/13 at 100.00	A+		3,803,946

	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A:
8,615	6.000%, 10/01/16	10/12 at 100.00	Baa2		9,064,272
9,450	6.000%, 10/01/21	10/12 at 100.00	Baa2		9,730,665

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	2/17 at 100.00	AAA		5,526,650

5,000	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA–		5,408,400

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$5,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Tender Option Bond Trust 3216, 17.766%, 10/01/14 (IF)	No Opt. Call	AAA		$7,115,000

4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 17.552%, 10/01/15 (IF)	No Opt. Call	Aaa		6,845,058

2,635	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.000%, 11/01/12	No Opt. Call	Baa2		2,759,319

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1		5,009,350
11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1		11,234,799

890	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R	(4)	943,017
157,160	Total Texas				173,743,991
	Utah – 0.5%

6,330	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+		6,599,405

	Utah, General Obligation Bonds, Series 2009, Trust 2987:
1,250	17.122%, 7/01/21 (IF)	7/18 at 100.00	AAA		2,294,050
2,500	17.122%, 7/01/22 (IF)	7/18 at 100.00	AAA		4,588,100
10,080	Total Utah				13,481,555
	Virgin Islands – 0.3%

1,580	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB		1,598,423

6,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB		6,227,160
7,580	Total Virgin Islands				7,825,583
	Virginia – 0.2%

2,370	Chesapeake Hospital Authority, Virginia, Revenue Bonds, Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13	No Opt. Call	A2		2,582,968

3,585	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		3,709,543
5,955	Total Virginia				6,292,511
	Washington – 2.1%

4,930	Clark County Public Utilities District 1, Washington, Electric Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A		5,543,637

2,710	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA	(4)	2,920,946

5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – NPFG Insured	7/12 at 100.00	Aaa		5,367,350

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA		5,766,036

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2		1,201,508

8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 – FGIC Insured	7/14 at 100.00	AA		9,969,335

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
380	5.500%, 6/01/12	No Opt. Call	BBB		395,641
5,395	6.500%, 6/01/26	6/13 at 100.00	BBB		5,587,602

Nuveen Investments	127

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$12,000	Washington State, General Obligation Bonds, Series 1992B, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+		$14,489,400

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008, Trust 2599, 18.280%, 1/01/16 (IF)	No Opt. Call	AA+		4,483,580
48,550	Total Washington				55,725,035
	Wisconsin – 3.5%

100	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/12 (ETM)	No Opt. Call	AAA		108,294

4,100	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		4,456,290

4,125	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.625%, 2/15/13 – AMBAC Insured	No Opt. Call	A3		4,282,781

8,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00	AA–		9,473,536

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB		1,893,640

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+		2,315,723
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+		2,520,255

5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2		5,275,050

6,920	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1		7,825,482

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
2,455	5.250%, 8/15/19	8/16 at 100.00	BBB+		2,550,107
11,955	5.250%, 8/15/20	8/16 at 100.00	BBB+		12,327,040

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	BBB+		10,233,111

3,545	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18 (Alternative Minimum Tax)	9/11 at 100.00	AA		3,586,264

1,745	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	AA	(4)	1,955,744

9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/27	5/19 at 100.00	AA–		10,617,480

10,035	Wisconsin, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA		11,543,060
84,480	Total Wisconsin				90,963,857
$2,419,622	Total Investments (cost $2,446,097,400) – 98.6%				2,561,840,932
	Other Assets Less Liabilities – 1.4%				37,635,970
	Net Assets – 100%				$2,599,476,902

128	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	Subsequent to the reporting period, the Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.

DD1	Portion of investment purchased on a delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	129

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.5%

	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001:
$3,815	5.500%, 12/01/12	12/11 at 101.00	A–		$3,967,676
350	5.750%, 12/01/17	12/11 at 101.00	A–		359,198
3,800	5.500%, 12/01/21	12/11 at 101.00	A–		3,856,848

3,830	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/12	No Opt. Call	Baa2		3,976,881

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,000	5.000%, 11/15/13	No Opt. Call	A3		1,049,820
1,000	5.000%, 11/15/14	No Opt. Call	A3		1,060,670

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
5,475	5.250%, 1/01/11	No Opt. Call	BBB		5,470,730
1,000	5.250%, 1/01/15	No Opt. Call	BBB		966,870

4,500	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 2003B, 5.250%, 2/01/12 - AGM Insured	2/11 at 100.00	AA+		4,400,010

1,500	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 1994A, 4.650%, 12/01/11	No Opt. Call	BBB		1,547,850

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
925	5.000%, 12/01/11	No Opt. Call	A–		953,305
745	5.000%, 12/01/12	No Opt. Call	A–		783,517
570	5.000%, 12/01/13	No Opt. Call	A–		605,369

7,625	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	A	(4)	8,822,506
36,135	Total Alabama				37,821,250
	Alaska – 0.4%

8,710	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Baa3		8,550,781
	Arizona – 4.4%

500	Arizona Board of Regents, University of Arizona, System Revenue Refunding Bonds, Series 1992A, 6.200%, 6/01/16	No Opt. Call	AA		573,380

895	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3		914,368

	Arizona State, Certificates of Participation, Department of Administration Series 2010B:
11,950	5.000%, 10/01/16 – AGC Insured	No Opt. Call	AA+		13,808,942
430	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA+		492,200

7,675	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA+		8,305,655

	Arizona State, Certificates of Participation, Series 2010A:
4,660	5.000%, 10/01/16 – AGM Insured	No Opt. Call	AA+		5,384,910
11,810	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA+		13,623,071
2,100	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA+		2,411,535

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
3,750	5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA+		4,278,113
1,800	5.000%, 7/01/16 – AGM Insured	No Opt. Call	AA+		2,073,546
2,000	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA+		2,309,440
5,000	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA+		5,780,700

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 2004:
695	5.250%, 5/15/11	No Opt. Call	A–		710,554
1,000	5.250%, 5/15/12	No Opt. Call	A–		1,056,400

130	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona (continued)

$2,205	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/19 – NPFG Insured	8/16 at 100.00	AA–		$2,409,359

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
3,080	5.000%, 4/01/13 (ETM)	No Opt. Call	N/R	(4)	3,394,776
3,000	5.000%, 4/01/15 (ETM)	No Opt. Call	N/R	(4)	3,484,620

10,000	Navajo County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Arizona Public Service Company, Cholla Project, Series 2009A, 5.000%, 6/01/34 (Mandatory put 6/01/12)	No Opt. Call	Baa2		10,347,700

19,485	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009B, 4.000%, 1/01/18	No Opt. Call	Aa1		21,875,420

270	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/16	No Opt. Call	A		286,505

300	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.500%, 4/01/17	4/11 at 100.00	N/R		301,434

1,925	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series 2005, 5.000%, 7/15/14	No Opt. Call	A1		2,018,420

2,825	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R		2,815,452
97,355	Total Arizona				108,656,500
	Arkansas – 0.3%

	Sebastian County Health Facilities Board, Arkansas, Hospital Revenue Improvement Bonds, Sparks Regional Medical Center, Series 2001A:
1,620	5.500%, 11/01/11	No Opt. Call	N/R		1,694,893
3,415	5.500%, 11/01/12	11/11 at 101.00	N/R		3,622,461

1,605	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/12	No Opt. Call	Baa1		1,670,227
6,640	Total Arkansas				6,987,581
	California – 6.1%

9,900	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.500%, 5/01/13 – AMBAC Insured	5/12 at 101.00	AA–		10,699,029

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L:
2,700	5.000%, 5/01/16	No Opt. Call	AA–		3,137,400
2,930	5.000%, 5/01/17	No Opt. Call	AA–		3,422,035

3,350	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA–		3,718,333

3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.000%, 7/01/27 (Mandatory put 7/01/14)	No Opt. Call	A		3,285,240

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/13	No Opt. Call	AAA		1,099,220

7,000	California Health Facilities Financing Authority, Revenue Bonds, St. Joseph Health System, Series 2009C, 5.000%, 7/01/34 (Mandatory put 10/16/14)	No Opt. Call	AA–		7,804,020

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1:
4,440	5.000%, 11/01/16	No Opt. Call	A2		4,926,757
3,675	5.000%, 11/01/17	No Opt. Call	A2		4,072,121

	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009A:
5,000	5.000%, 4/01/14	No Opt. Call	A+		5,550,650
5,000	5.000%, 4/01/16	No Opt. Call	A+		5,616,600

Nuveen Investments	131

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$15,395	California Statewide Communities Development Authority, Revenue Bonds, State of California Proposition 1A Receivables Program, Series 2009, 5.000%, 6/15/13	No Opt. Call	A1	$16,794,252

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB	1,052,060

9,650	California, General Obligation Bonds, Series 2006, 5.000%, 3/01/13	No Opt. Call	A1	10,505,280

5,000	California, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 10/01/16	No Opt. Call	A1	5,752,350

1,650	California, State Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.000%, 7/01/16	No Opt. Call	Aa3	1,927,151

4,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009B, 5.000%, 7/01/23 (Mandatory put 7/01/14)	No Opt. Call	Aa3	4,512,840

6,645	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – NPFG Insured	No Opt. Call	A1	7,005,624

	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005:
1,505	5.000%, 8/15/12	No Opt. Call	N/R	1,572,454
1,000	5.000%, 8/15/13	No Opt. Call	N/R	1,065,360

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
650	5.000%, 6/01/11 – AMBAC Insured	No Opt. Call	A2	662,233
1,115	5.000%, 6/01/12 – AMBAC Insured	No Opt. Call	A2	1,168,130
945	5.000%, 6/01/17	12/10 at 100.00	A2	945,180

13,970	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	15,481,275

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,170	5.000%, 6/01/15	No Opt. Call	BBB	3,339,627
2,640	5.000%, 6/01/16	No Opt. Call	BBB	2,762,866
6,875	4.500%, 6/01/27	6/17 at 100.00	BBB	6,237,344

255	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AAA	311,901

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
1,850	5.000%, 9/01/19 – AMBAC Insured	No Opt. Call	N/R	2,051,780
2,255	5.000%, 9/01/20 – AMBAC Insured	No Opt. Call	N/R	2,484,424

4,000	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2010, 0.000%, 5/01/15	No Opt. Call	AA	3,612,720

95	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 1983M, 9.000%, 4/01/13 (ETM)	No Opt. Call	AAA	105,546

195	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	AAA	256,636

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
1,420	5.000%, 9/01/14	No Opt. Call	Baa3	1,507,898
1,500	5.000%, 9/01/15	No Opt. Call	Baa3	1,597,920

2,700	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2008, 6.750%, 5/01/19 (Mandatory put 5/01/11) (Alternative Minimum Tax)	No Opt. Call	A1	2,782,404

	Sierra View Local Health Care District, California, Revenue Bonds, Refunding Series 2010:
500	3.500%, 7/01/16	No Opt. Call	N/R	507,320
500	3.800%, 7/01/17	No Opt. Call	N/R	507,945
138,475	Total California			149,841,925

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado – 1.8%

$2,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008-C8, 4.100%, 9/01/36 (Mandatory put 11/10/11)	No Opt. Call	AA		$2,995,816

2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-1, 5.000%, 7/01/39 (Mandatory put 11/08/12)	No Opt. Call	AA		2,692,050

250	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/11	No Opt. Call	A–		254,643

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/14	No Opt. Call	A–		1,079,030
2,320	5.250%, 6/01/17	6/16 at 100.00	A–		2,503,628

500	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004, 5.000%, 1/15/11	No Opt. Call	BBB+		503,155

	Colorado State Board of Community Colleges and Occupational Education, Systemwide Revenue Bonds, Series 2010C:
1,075	4.000%, 11/01/13	No Opt. Call	Aa3		1,173,868
1,120	4.000%, 11/01/14	No Opt. Call	Aa3		1,241,587

15,800	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-2, 5.000%, 9/01/39 (Mandatory put 9/01/13) – NPFG Insured	No Opt. Call	A		16,865,710

2,450	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 5.000%, 9/01/13 – NPFG Insured (ETM)	No Opt. Call	A	(4)	2,742,800

1,470	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R		1,443,246

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 0.000%, 6/15/25 (Pre-refunded 6/15/16) – AGM Insured	6/16 at 100.00	AA+	(4)	11,630,400
41,385	Total Colorado				45,125,933
	Connecticut – 0.7%

835	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R		811,495

10,000	Connecticut, General Obligation Bonds, Series 2002E, 5.500%, 11/15/13 – AGM Insured	11/12 at 100.00	AA+		10,967,200

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
15	5.500%, 1/01/14 (Alternative Minimum Tax)	1/11 at 100.00	BBB		15,049
1,700	5.500%, 1/01/20 (Alternative Minimum Tax)	1/11 at 100.00	BBB		1,700,986

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2010A-1:
1,325	5.000%, 2/01/13	No Opt. Call	A1		1,441,335
1,915	5.000%, 2/01/14	No Opt. Call	A1		2,133,616
15,790	Total Connecticut				17,069,681
	Delaware – 0.0%

755	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	Ba3		634,955
	District of Columbia – 0.1%

	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D:
1,100	5.000%, 12/01/16	No Opt. Call	AAA		1,303,588
1,100	5.000%, 12/01/17	No Opt. Call	AAA		1,311,310
2,200	Total District of Columbia				2,614,898
	Florida – 4.8%

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
5,060	6.000%, 6/01/16	No Opt. Call	A+		5,685,973
255	5.500%, 6/01/17	No Opt. Call	A+		279,457

Nuveen Investments	133

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$5,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/14	No Opt. Call	A+		$5,327,000

1,000	Florida Board of Education, Lottery Revenue Bonds, Series 2008B, 4.000%, 7/01/13	No Opt. Call	AAA		1,081,380

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
10	5.000%, 3/01/14 – NPFG Insured	No Opt. Call	A+		10,626
5,550	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+		5,959,868
25	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+		26,694

	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:
4,420	5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–		5,115,620
6,575	5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–		7,448,292

10,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA–		10,998,300

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A:
1,000	5.000%, 7/01/11	No Opt. Call	AAA		1,031,050
6,155	5.000%, 7/01/15	No Opt. Call	AAA		7,099,362
2,830	5.000%, 7/01/16	No Opt. Call	AAA		3,301,223
1,115	5.000%, 7/01/17	No Opt. Call	AAA		1,307,728

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010C:
2,000	3.000%, 7/01/11	No Opt. Call	AAA		2,035,280
5,000	2.000%, 7/01/11	No Opt. Call	AAA		5,054,650

8,000	Florida State Division of Bond Finance, Preservation 2000 Revenue Bonds, Department of Environmental Protection, Series 1998A, 6.000%, 7/01/13 – AGM Insured	No Opt. Call	AA+		9,046,320

250	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005A, 5.000%, 11/15/12	No Opt. Call	AA–		268,748

750	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2001A, 6.000%, 11/15/31 (Pre-refunded 11/15/11)	11/11 at 101.00	N/R	(4)	801,195

500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R	(4)	569,850

1,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.000%, 10/01/13	No Opt. Call	A3		1,771,308

2,700	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	Baa1		2,851,767

3,860	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/11	No Opt. Call	BBB+		3,919,135

1,500	Marion County School Board, Florida, Certificates of Participation, Series 2007B, 5.000%, 6/01/18 – AMBAC Insured	6/17 at 100.00	Aa3		1,679,055

2,600	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	AA+		3,096,444

	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008:
1,220	5.000%, 10/01/14	No Opt. Call	A		1,340,194
1,145	5.125%, 10/01/16	No Opt. Call	A		1,269,210

5,000	Orlando Utilities Commission, Florida, Water and Electric Revenue Bonds, Series 1996A, 3.750%, 10/01/23 (Mandatory put 10/01/13)	No Opt. Call	Aa1		5,210,900

1,655	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1986, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A	(4)	2,154,727

2,085	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001, 5.000%, 12/01/12	No Opt. Call	BBB–		2,135,978

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$10,430	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	AAA	$12,156,687

2,150	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–	2,385,834

1,800	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.375%, 5/01/17	No Opt. Call	N/R	1,533,942

3,110	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/16 – AGM Insured	No Opt. Call	AA+	3,477,540
106,400	Total Florida			117,431,337
	Georgia – 1.8%

3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/12 – FGIC Insured	No Opt. Call	A1	3,257,070

5,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Series 2008, 5.050%, 11/01/48 (Mandatory put 1/12/12)	No Opt. Call	A	5,228,300

	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009:
1,250	5.000%, 4/01/15	No Opt. Call	AA+	1,457,200
1,425	5.000%, 4/01/17	No Opt. Call	AA+	1,700,852

1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2009B, 5.000%, 3/15/16	No Opt. Call	A2	1,133,330

	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V:
2,690	6.500%, 1/01/12 – FGIC Insured	No Opt. Call	A+	2,781,541
350	6.600%, 1/01/18 – NPFG Insured	No Opt. Call	A1	416,731

900	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fifth Crossover Series 1998Y, 6.400%, 1/01/13 – AMBAC Insured	No Opt. Call	A+	951,390

2,100	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA	2,302,986

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20	5/19 at 100.00	AAA	13,672,402

3,200	Glynn County School District, Georgia, General Obligation Sales Tax Bonds, Series 2010, 3.000%, 9/01/11	No Opt. Call	Aa1	3,271,168

210	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa2	247,823

7,500	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A	8,781,825

65	Private Colleges and University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Series 1991, 6.400%, 11/01/11 – NPFG Insured (ETM)	No Opt. Call	AAA	66,956
40,130	Total Georgia			45,269,574
	Hawaii – 0.3%

3,750	Hawaii State, General Obligation Bonds, Series 2008, Trust 3215, 17.564%, 5/01/14 (IF)	No Opt. Call	Aa1	6,449,100
	Illinois – 6.3%

1,240	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB	1,303,798

1,000	Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene University, Refunding Series 2007, 5.000%, 11/01/15 – RAAI Insured	No Opt. Call	BBB	1,086,020

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	Aa2	1,102,546

5,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Series 2006, 4.000%, 6/01/12 – AMBAC Insured	No Opt. Call	A1	5,216,250

6,975	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	8,023,343

Nuveen Investments	135

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	$3,988,810

3,305	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	AAA	3,819,258

1,413	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AA+	1,514,736

1,095	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.750%, 5/15/14 – NPFG Insured	11/10 at 100.00	A	1,097,300

	Illinois Development Finance Authority, Revenue Refunding Bonds, East St. Louis Project, Series 2003:
1,135	5.000%, 11/15/11 – SYNCORA GTY Insured	No Opt. Call	BBB+	1,177,926
1,030	5.000%, 11/15/12 – SYNCORA GTY Insured	No Opt. Call	BBB+	1,100,864

1,000	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A1	1,087,890

2,500	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 3.375%, 7/01/25 (Mandatory put 2/03/14)	No Opt. Call	Aa1	2,662,350

2,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-3, 3.875%, 11/01/30 (Mandatory put 5/01/12)	No Opt. Call	AA	2,047,520

3,475	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008C-3B, 4.375%, 11/01/38 (Mandatory put 7/01/14)	No Opt. Call	AA	3,718,667

1,832	Illinois Finance Authority, Revenue Bonds, Monarch Landing Inc. Facility, Series 2007A, 5.500%, 12/01/13 (5)	No Opt. Call	N/R	253,936

2,540	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004, 5.250%, 11/15/10	No Opt. Call	A	2,543,607

1,360	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 4.750%, 11/15/14	No Opt. Call	A	1,451,487

1,000	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/13	No Opt. Call	Baa3	1,036,170

670	Illinois Health Facilities Authority, Revenue Bonds, Loyola University Health System, Series 2001A, 5.750%, 7/01/11	No Opt. Call	Baa3	686,556

400	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	2/11 at 100.50	BBB	402,204

4,620	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/13	No Opt. Call	Baa1	4,815,334

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	A+	3,431,640

	Illinois State, General Obligation Bonds, Refunding Series 2007B:
775	5.000%, 1/01/13	No Opt. Call	A+	827,235
1,525	5.000%, 1/01/16	No Opt. Call	A+	1,676,966

	Illinois State, General Obligation Bonds, Refunding Series 2010:
5,000	2.000%, 1/01/11	No Opt. Call	A+	5,006,550
6,100	5.000%, 1/01/13	No Opt. Call	A+	6,511,140
770	5.000%, 1/01/14	No Opt. Call	A+	834,703
105	5.000%, 1/01/15	No Opt. Call	A+	115,204
1,690	5.000%, 1/01/16	No Opt. Call	A+	1,858,409
350	5.000%, 1/01/17	No Opt. Call	A+	382,760
4,880	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+	5,369,757
21,345	5.000%, 1/01/18	No Opt. Call	A+	23,175,974

730	Illinois State, General Obligation Bonds, Series 2005, 5.000%, 4/01/14 – AMBAC Insured	No Opt. Call	A+	795,247

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/17 at 100.00	AA+	1,046,710

136	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

	Illinois State, State Sales Tax Revenue Bonds, Build Illinois Series 2010:
$2,500	3.000%, 6/15/11	No Opt. Call	AAA		$2,537,800
3,000	5.000%, 6/15/15	No Opt. Call	AAA		3,416,940
2,000	5.000%, 6/15/16	No Opt. Call	AAA		2,300,340

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001:
60	5.250%, 10/01/11 – AGM Insured	No Opt. Call	AA+		62,196
65	5.500%, 5/01/15 – AGM Insured	No Opt. Call	AA+		73,145
690	5.375%, 4/01/16 – NPFG Insured	No Opt. Call	A+		773,000

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002:
1,135	5.500%, 4/01/12 – AGM Insured	No Opt. Call	AA+		1,196,245
585	5.250%, 8/01/12 – NPFG Insured	No Opt. Call	A+		620,878
180	5.500%, 8/01/13 – NPFG Insured	No Opt. Call	A+		197,361
350	5.500%, 8/01/14 – NPFG Insured	No Opt. Call	A+		389,928
295	5.500%, 8/01/15 – NPFG Insured	No Opt. Call	A+		332,533
300	5.250%, 12/01/19 – AGM Insured	12/12 at 100.00	AA+		319,425

1,210	Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 3/01/14	No Opt. Call	A+		1,316,057

	Illinois, General Obligation Bonds, Refunding Series 2006:
375	5.000%, 1/01/14	No Opt. Call	A+		406,511
2,535	5.000%, 1/01/16	No Opt. Call	A+		2,787,613

1,745	Illinois, General Obligation Bonds, Series 2004A, 5.000%, 3/01/16 – NPFG Insured	3/14 at 100.00	A+		1,882,105

	Illinois, General Obligation Bonds, Series 2004:
220	5.000%, 11/01/13 – AMBAC Insured	No Opt. Call	A+		239,697
500	5.000%, 9/01/14 – NPFG Insured	No Opt. Call	A+		548,930

2,000	Illinois, General Obligation Bonds, Series 2005, 5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	AA+		2,181,660

3,705	Illinois, General Obligation Bonds, Series 2006, 5.000%, 1/01/16	No Opt. Call	A+		4,074,203

2,680	Illinois, Sales Tax Revenue Refunding Bonds, Series 1992Q, 6.000%, 6/15/12 – NPFG Insured	No Opt. Call	AAA		2,817,966

2,295	Kane County School District 129, Aurora West, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	A+		2,485,393

	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A:
1,815	0.546%, 12/15/13	No Opt. Call	AAA		1,763,853
1,000	0.646%, 12/15/16	12/14 at 100.00	AAA		936,000

180	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 5.250%, 6/15/27 (Pre-refunded 12/10/10) – AMBAC Insured	12/10 at 100.00	A2	(4)	180,473

951	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R		925,085

7,775	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	Aa3		9,645,121

6,650	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA		8,638,749
142,561	Total Illinois				154,218,074
	Indiana – 1.9%

6,530	East Chicago Elementary School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 1996 Refunding, 6.250%, 1/05/16	No Opt. Call	A		7,145,975

750	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BBB–		788,535

11,065	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 4.100%, 11/15/46 (Mandatory put 11/03/16)	No Opt. Call	Aa1		12,143,948

Nuveen Investments	137

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$1,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/12	No Opt. Call	A+	$1,038,480

3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-5, 5.000%, 11/01/27 (Mandatory put 8/01/13)	No Opt. Call	Aa2	3,300,810

3,500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 0.000%, 12/01/15 – AMBAC Insured	No Opt. Call	AA+	3,133,900

4,080	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988A Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	A	4,586,246

6,290	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	Baa2	7,085,245

6,020	State of Indiana, Indiana Toll Road Commission, East-West Toll Road Revenue Bonds, 1980 Series, 9.000%, 1/01/15 (ETM)	No Opt. Call	AAA	7,052,912
42,235	Total Indiana			46,276,051
	Iowa – 0.4%

170	City of Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA	187,542

930	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.000%, 8/15/12 – AGC Insured	No Opt. Call	Aa3	992,282

3,100	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2009F, 5.000%, 8/15/39 (Mandatory put 8/15/12)	No Opt. Call	Aa3	3,312,629

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
1,500	5.000%, 6/01/17	No Opt. Call	AA	1,772,310
3,000	5.000%, 6/01/18	No Opt. Call	AA	3,555,750

365	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25 (Pre-refunded 6/01/11)	6/11 at 101.00	AAA	377,968
9,065	Total Iowa			10,198,481
	Kansas – 0.9%

	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2009A:
4,500	5.000%, 9/01/16	No Opt. Call	AAA	5,369,220
6,000	5.000%, 9/01/17	No Opt. Call	AAA	7,215,120

	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L:
1,000	5.250%, 11/15/11	No Opt. Call	A2	1,039,670
650	5.250%, 11/15/14	No Opt. Call	A2	723,593

3,665	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Series 2005A, 5.000%, 9/01/12 – AGM Insured	No Opt. Call	AA+	3,967,253

2,575	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R	2,688,789

3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	2,097,939
22,120	Total Kansas			23,101,584
	Kentucky – 1.1%

6,023	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University Project, Refunding and Improvement Series 2006, 5.200%, 8/01/22 (Pre-refunded 6/27/12)	6/12 at 102.00	AAA	6,498,509

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA–	17,971,781

138	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$2,305	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.500%, 7/01/12 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA+	$2,475,754
23,653	Total Kentucky			26,946,044
	Louisiana – 0.6%

5,000	De Soto Parrish, Louisiana, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2010, 3.250%, 1/01/19 (Mandatory put 1/02/15)	No Opt. Call	BBB	5,102,800

405	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 8.500%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa	482,092

1,300	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	No Opt. Call	A+	1,497,184

2,700	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.500%, 12/15/15	No Opt. Call	N/R	1,948,185

	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004:
585	5.000%, 1/01/14 – NPFG Insured	No Opt. Call	A	640,370
265	5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A	273,997

5,000	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 7.000%, 12/01/38 (Mandatory put 12/01/11)	12/11 at 100.00	BBB	5,238,550
15,255	Total Louisiana			15,183,178
	Maine – 0.1%

3,300	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 3.800%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	BBB	3,369,135
	Maryland – 2.5%

6,235	Baltimore County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	7,593,918

2,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 4.500%, 1/01/13	No Opt. Call	BBB–	2,450,721

510	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA	595,787

	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2008:
5,000	5.000%, 7/15/16	No Opt. Call	AAA	5,980,600
5,450	5.000%, 7/15/17	No Opt. Call	AAA	6,576,406
5,000	5.000%, 7/15/18	No Opt. Call	AAA	6,066,800

16,860	Maryland, General Obligation Bonds, State and Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA	20,433,140

10,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA	11,915,800
51,405	Total Maryland			61,613,172
	Massachusetts – 3.3%

3,825	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1992B, 6.200%, 3/01/16 – NPFG Insured	No Opt. Call	Aa1	4,402,690

1,215	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	1,179,267

885	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)	12/10 at 100.00	BBB	886,151

Nuveen Investments	139

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A:
$355	5.500%, 1/01/11 – NPFG Insured	No Opt. Call	A		$356,896
5,100	5.625%, 1/01/12 – NPFG Insured	No Opt. Call	A		5,286,099
625	5.625%, 1/01/14 – NPFG Insured	1/12 at 101.00	A		646,419

1,625	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E, 5.000%, 10/01/11 – RAAI Insured	No Opt. Call	BBB+		1,661,173

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:
2,000	5.000%, 11/15/15	No Opt. Call	AAA		2,371,780
2,000	5.000%, 11/15/16	No Opt. Call	AAA		2,406,880
1,500	5.000%, 11/15/17	No Opt. Call	AAA		1,819,980
1,000	5.000%, 11/15/18	No Opt. Call	AAA		1,219,650

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2009O, 5.000%, 7/01/16	No Opt. Call	AAA		11,959,300

5,000	Massachusetts, Federal Highway Grant Anticipation Notes, Series 2000A, 5.750%, 12/15/12 – AGM Insured	12/10 at 100.00	Aa2		5,031,200

12,900	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AA+		15,838,620

8,555	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	9,622,151

5,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	Aa2		5,611,000

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/15	No Opt. Call	AA		2,728,477
2,420	4.000%, 8/15/16	No Opt. Call	AA		2,745,877
2,420	4.000%, 8/15/17	No Opt. Call	AA		2,741,787
2,420	4.000%, 8/15/18	No Opt. Call	AA		2,733,705
71,265	Total Massachusetts				81,249,102
	Michigan – 2.4%

2,450	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/21 – AGM Insured	5/14 at 100.00	AA+		2,624,122

1,955	Kent Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Butterworth Hospital, Series 1993A, 7.250%, 1/15/13 – NPFG Insured	No Opt. Call	AA		2,066,885

2,000	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/12 (Pre-refunded 7/15/11)	7/11 at 101.00	AA	(4)	2,092,780

500	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Charter County of Wayne 2010 Local Project, Series 2010D, 3.000%, 6/01/11	No Opt. Call	A–		503,930

5,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 1999B-4, 3.750%, 11/15/33 (Mandatory put 3/15/12)	No Opt. Call	Aa1		5,205,900

3,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	Aa1		3,458,610

6,075	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B, 4.375%, 10/01/19	10/18 at 100.00	AA		6,356,759

1,885	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.500%, 10/15/17	No Opt. Call	Aa3		1,955,084

115	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 5.500%, 10/15/17 (Pre-refunded 10/15/11)	10/11 at 100.00	A+	(4)	120,724

1,000	Michigan State Building Authority, Revenue Bonds, State Police Communications System Project, Series 2004, 5.375%, 10/01/15 – NPFG Insured	10/14 at 100.00	A+		1,126,690

5,515	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/13 – AGM Insured	No Opt. Call	AA+		6,016,148

140	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Michigan (continued)

$3,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/13 (ETM)	No Opt. Call	A1	(4)	$3,335,310

2,075	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, McLaren Healthcare Corporation, Series 1998A, 5.100%, 6/01/13	12/10 at 100.00	Aa3		2,079,669

6,000	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+		6,897,960

7,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detriot Edison Project, Refunding Series 2008, 5.250%, 8/01/29 (Mandatory put 8/01/14)	No Opt. Call	A–		7,678,580

1,605	Michigan, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	Aa2		1,870,178

2,000	Michigan, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2		2,342,860

1,000	Pinckney Community Schools, Livingston and Washtenaw Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/19 – AGM Insured	5/14 at 100.00	AA+		1,095,530

1,025	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/22 – FGIC Insured	No Opt. Call	Aa2		1,102,347
53,200	Total Michigan				57,930,066
	Minnesota – 2.0%

4,040	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993A, 8.500%, 9/01/19	8/12 at 101.00	A1		4,573,724

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
960	4.000%, 2/01/23	2/20 at 100.00	AAA		1,014,912
1,615	5.000%, 2/01/25	2/20 at 100.00	AAA		1,833,041
1,690	5.000%, 2/01/26	No Opt. Call	AAA		1,905,238

5,000	Minneapolis, Minnesota, General Obligation Bonds, Various Purpose Refunding Series 2009B, 4.000%, 12/01/15	No Opt. Call	AAA		5,680,050

3,821	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006 A3, 5.700%, 4/01/27	2/16 at 100.00	AAA		4,048,835

1,500	Minneapolis-Saint Paul Metropolitan Airport Commission, Minnesota, Airport Revenue Bonds, Series 2005A, 5.000%, 1/01/18 – AMBAC Insured	1/15 at 100.00	A		1,642,035

1,250	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2		1,380,100

	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E:
1,940	5.000%, 8/01/16	No Opt. Call	AAA		2,302,198
4,000	4.500%, 8/01/17	No Opt. Call	AAA		4,689,000
4,000	4.500%, 8/01/18	No Opt. Call	AAA		4,693,960

5,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/16	No Opt. Call	AAA		5,969,950

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A:
1,000	5.000%, 1/01/14 – AGC Insured	No Opt. Call	AA+		1,116,920
1,000	5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA+		1,136,240
5,500	5.000%, 1/01/16 – AGC Insured	No Opt. Call	AA+		6,333,085
42,316	Total Minnesota				48,319,288
	Mississippi – 0.2%

3,080	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/16	No Opt. Call	AA		3,356,553

1,965	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding Bonds, Southwest Regional Medical Center, Series 2003, 5.000%, 4/01/13	No Opt. Call	BBB–		2,030,985
5,045	Total Mississippi				5,387,538

Nuveen Investments	141

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Missouri – 1.3%

	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006:
$1,355	5.000%, 4/01/12	No Opt. Call	N/R		$1,406,707
500	5.000%, 4/01/13	No Opt. Call	N/R		527,320

	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2010A:
3,500	5.000%, 1/01/17	No Opt. Call	Aaa		4,175,115
2,960	5.000%, 1/01/18	No Opt. Call	Aaa		3,558,157

300	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.000%, 11/01/11	No Opt. Call	N/R		303,045

2,940	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Series 2009A-2, 4.000%, 7/01/11	No Opt. Call	A		2,987,922

11,620	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A		12,968,385

5,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/14 – AGM Insured	No Opt. Call	AA+		5,503,200
28,175	Total Missouri				31,429,851
	Nebraska – 0.6%

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Series 2009:
2,915	3.000%, 1/15/16	No Opt. Call	AAA		3,148,258
3,475	3.000%, 1/15/17	No Opt. Call	AAA		3,733,575
3,220	3.000%, 1/15/18	No Opt. Call	AAA		3,435,160
2,520	3.000%, 1/15/19	No Opt. Call	AAA		2,660,918

2,300	Nebraska Public Power District, General Revenue Bonds, Series 2010C, 4.000%, 1/01/15	No Opt. Call	A1		2,527,746
14,430	Total Nebraska				15,505,657
	Nevada – 0.8%

535	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 6.000%, 9/01/13	9/12 at 101.00	BBB		567,672

435	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 6.000%, 9/01/13 (Pre-refunded 9/01/12)	9/12 at 101.00	BBB	(4)	480,501

4,500	Clark County School District, Nevada, General Obligation Refunding Bonds, Series 2002A, 5.500%, 6/15/15 – AGM Insured	12/12 at 103.00	AA+		5,025,420

2,500	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2010, 5.000%, 7/01/15 (WI/DD, Settling 11/04/10)	No Opt. Call	Aa3		2,835,275

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
1,000	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	D		206,500
345	0.000%, 1/01/14 – AMBAC Insured	No Opt. Call	D		63,263
5,000	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	D		857,500
65	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	D		10,451
1,220	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	D		173,069

7,060	Nevada State Motor Vehicle Fuel Tax Revenue Bonds, Series 2006, 5.000%, 12/01/11 – AGM Insured	No Opt. Call	AA+		7,380,736

2,525	Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2005, 5.000%, 12/01/15 – FGIC Insured	No Opt. Call	AA+		2,906,250
25,185	Total Nevada				20,506,637
	New Hampshire – 0.2%

5,000	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Series 2010A, 4.500%, 7/01/27 (Mandatory put 7/01/15) (Alternative Minimum Tax)	No Opt. Call	BBB		5,244,350

142	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey – 4.8%

$1,375	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB–		$1,295,003

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
6,760	5.000%, 6/15/12 – FGIC Insured	No Opt. Call	BBB		6,951,240
7,095	5.000%, 6/15/13 – FGIC Insured	No Opt. Call	BBB		7,395,970
3,360	5.375%, 6/15/14	No Opt. Call	BBB		3,572,755
210	5.375%, 6/15/15	No Opt. Call	BBB		224,826
25	5.375%, 6/15/15 – RAAI Insured	No Opt. Call	Baa3		26,765
385	5.625%, 6/15/18	12/10 at 100.00	BBB		385,293
1,250	5.625%, 6/15/19	12/10 at 100.00	BBB		1,250,738

	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
2,000	5.000%, 9/01/13	No Opt. Call	AA–		2,217,400
2,325	5.000%, 9/01/14	No Opt. Call	AA–		2,621,856

3,710	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A, 5.250%, 9/01/14 – AGM Insured	No Opt. Call	AA+		4,259,228

4,620	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA+		5,116,973

2,250	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A, 5.900%, 6/01/11 – NPFG Insured (Alternative Minimum Tax)	12/10 at 101.00	Aaa		2,280,735

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa		506,916

1,400	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/14 – AGM Insured	No Opt. Call	AA+		1,600,438

5,115	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.750%, 12/15/12 – AGM Insured	No Opt. Call	AA+		5,651,973

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – NPFG Insured (ETM)	No Opt. Call	AAA		5,940,650

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,260	5.000%, 12/15/17	No Opt. Call	AA–		6,086,767
9,730	5.000%, 12/15/18	No Opt. Call	AA–		11,196,700

79	New Jersey Turnpike Authority, Revenue and Improvement Bonds, First Series 1973, 5.700%, 5/01/13 (ETM)	No Opt. Call	Aaa		84,088

575	New Jersey Turnpike Authority, Revenue Bonds, Series 1984, 7.000%, 1/01/14 (ETM)	No Opt. Call	AAA		621,650

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
3,195	6.500%, 1/01/16	No Opt. Call	A+		3,877,005
1,075	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+		1,304,470

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
80	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		99,360
180	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	225,389
2,965	6.500%, 1/01/16 – AGM Insured (ETM)	No Opt. Call	AA+	(4)	3,378,706
1,620	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		1,853,118
100	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3	(4)	114,014
1,050	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	1,201,095

1,895	New Jersey Turnpike Authority, Revenue Refunding Bonds, First Series 1977, 6.000%, 1/01/14 (ETM)	No Opt. Call	AAA		2,024,163

2,625	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.000%, 8/01/12 – FGIC Insured	No Opt. Call	N/R		2,754,019

5,705	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		6,062,875

Nuveen Investments	143

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

$3,290	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA		$3,696,348

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,000	4.250%, 6/01/11	No Opt. Call	BBB		3,025,650
3,775	5.000%, 6/01/14	No Opt. Call	BBB		3,965,600
5,490	5.000%, 6/01/15	No Opt. Call	BBB		5,783,770
8,410	4.500%, 6/01/23	6/17 at 100.00	BBB		7,900,354
107,389	Total New Jersey				116,553,900
	New Mexico – 1.1%

	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006:
2,460	5.000%, 11/01/11 – CIFG Insured	No Opt. Call	BBB+		2,525,534
2,590	5.000%, 11/01/12 – CIFG Insured	No Opt. Call	BBB+		2,713,077
2,720	5.000%, 11/01/13 – CIFG Insured	No Opt. Call	BBB+		2,889,075

9,300	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Southern California Edison Company, Four Corners Project, Series 2005A, 2.875%, 4/01/29 (Mandatory put 4/01/15)	No Opt. Call	A1		9,519,573

3,505	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 4.900%, 8/01/11	No Opt. Call	AA–		3,593,571

1,225	New Mexico Housing Authority, Multifamily Housing Revenue Bonds, Villa Del Oso Apartments, Series 2003B, 7.500%, 1/01/38 (Pre-refunded 1/01/13)	1/13 at 102.00	Aaa		1,425,888

2,055	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Hunter’s Ridge Apartments, Series 2001A, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		2,109,129

2,000	New Mexico Mortgage Finance Authority, FNMA Multifamily Housing Revenue Refunding Bonds, Sombra del Oso Apartments, Series 2001B, 5.000%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa		2,052,680
25,855	Total New Mexico				26,828,527
	New York – 8.3%

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	A		539,815

1,500	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA–		1,738,245

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/11	No Opt. Call	Baa3		1,000,440

2,590	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2000B, 6.250%, 8/15/15	8/12 at 100.00	AAA		2,793,393

	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
1,570	5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	A1		1,673,856
1,785	5.000%, 7/01/13 – AMBAC Insured	No Opt. Call	A1		1,961,840

2,095	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1990B, 7.500%, 5/15/11	No Opt. Call	AA–		2,172,976

	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A:
985	5.500%, 7/01/12	No Opt. Call	Baa1		1,039,382
1,040	5.500%, 7/01/13	No Opt. Call	Baa1		1,118,728

5,525	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 – AGM Insured (ETM)	No Opt. Call	AA+	(4)	6,081,368

1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A		1,144,710

3,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/12	No Opt. Call	A		3,796,975

144	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$2,400	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R	$2,383,704

10,000	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA	11,695,764

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003B, 5.500%, 8/01/12	No Opt. Call	AA	5,421,300

7,200	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1997C, 5.000%, 8/01/32 (Mandatory put 8/01/16) – NPFG Insured	No Opt. Call	A	7,691,256

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 4.750%, 5/15/32 (Mandatory put 7/01/16) – NPFG Insured	No Opt. Call	A	2,136,000

7,330	New York State Energy Research and Development Authority, Pollution Control Revenue Refunding Bonds, New York State Electric and Gas Corporation, Remarketed Series 1994C, 3.000%, 6/01/29 (Mandatory put 6/03/13)	No Opt. Call	Baa2	7,425,070

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009:
5,000	4.000%, 4/01/16	No Opt. Call	AA–	5,546,100
5,000	4.000%, 4/01/17	No Opt. Call	AA–	5,539,350
6,470	5.000%, 4/01/18	No Opt. Call	AA–	7,557,025

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
3,110	5.500%, 6/01/15	12/10 at 100.00	AA–	3,121,694
100	5.500%, 6/01/16	12/10 at 100.00	AA–	100,340
6,080	5.500%, 6/01/18	6/12 at 100.00	AA–	6,435,437
8,745	5.500%, 6/01/19	6/13 at 100.00	AA–	9,550,415
560	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	606,441
5,285	5.250%, 6/01/21 – AMBAC Insured, DD1	6/13 at 100.00	AA–	5,709,333
4,545	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	4,879,058

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
9,060	5.500%, 6/01/16	6/11 at 100.00	AA–	9,276,534
5,100	5.500%, 6/01/17	6/11 at 100.00	AA–	5,219,748
5,875	5.500%, 6/01/18	6/12 at 100.00	AA–	6,218,453
2,930	5.500%, 6/01/19	6/13 at 100.00	AA–	3,199,853
8,290	5.500%, 6/01/20	6/13 at 100.00	AA–	9,025,157
2,120	5.500%, 6/01/21	6/13 at 100.00	AA–	2,295,642

5,190	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2008A, 5.000%, 6/01/11	No Opt. Call	AA–	5,326,030

4,630	New York State Urban Development Corporation, Revenue Bonds, Correctional Facilities, Series 1994A, 6.500%, 1/01/11 – AGM Insured	No Opt. Call	AA+	4,677,411

10,000	New York State Urban Development Corporation, Service Contract Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/17	No Opt. Call	AA–	11,651,400

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1:
3,295	5.000%, 12/15/15	No Opt. Call	AAA	3,859,598
3,000	5.000%, 12/15/16	No Opt. Call	AAA	3,537,960
1,000	5.000%, 12/15/17	No Opt. Call	AAA	1,186,010

7,100	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	8,427,913

5,175	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/14 – FGIC Insured	3/13 at 100.00	AAA	5,724,792

Nuveen Investments	145

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$1,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001B, 5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative Minimum Tax)	11/11 at 101.00	Baa2		$1,541,895

355	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.700%, 7/01/13	No Opt. Call	N/R		352,590

7,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2009A, 4.000%, 11/15/38 (Mandatory put 11/15/12)	No Opt. Call	Aa2		7,475,160

1,940	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 4.750%, 6/01/22	6/16 at 100.00	BBB		1,958,023

1,555	Valley Central School District, Montgomery, Orange County, New York, General Obligation Bonds, Refunding Series 2010, 4.000%, 6/15/14	No Opt. Call	AA		1,710,438

315	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.700%, 7/01/13	No Opt. Call	N/R		312,861
187,345	Total New York				203,837,483
	North Carolina – 2.1%

	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A:
3,000	5.000%, 3/01/16	No Opt. Call	Aa2		3,520,740
2,000	5.000%, 3/01/17	No Opt. Call	Aa2		2,365,820
2,000	5.000%, 3/01/18	No Opt. Call	Aa2		2,374,860

	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009:
5,500	5.000%, 3/01/16	No Opt. Call	AA+		6,497,975
3,000	5.000%, 3/01/18	No Opt. Call	AA+		3,591,480

	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009:
1,500	3.000%, 6/01/14	No Opt. Call	Aaa		1,612,530
1,500	3.000%, 6/01/15	No Opt. Call	Aaa		1,624,170
1,500	3.000%, 6/01/16	No Opt. Call	Aaa		1,625,205
765	3.000%, 6/01/17	No Opt. Call	Aaa		823,913

4,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12	No Opt. Call	A–		4,195,680

	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health, Series 2008:
3,100	3.000%, 2/15/15 – AGC Insured	No Opt. Call	AA+		3,196,286
3,155	3.500%, 2/15/16 – AGC Insured	No Opt. Call	AA+		3,307,260
2,750	4.000%, 2/15/17 – AGC Insured	No Opt. Call	AA+		2,934,058

3,640	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/11 – NPFG Insured (ETM)	No Opt. Call	N/R	(4)	3,672,323

860	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/11 – NPFG Insured	No Opt. Call	A		867,086

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,000	5.000%, 5/01/19	No Opt. Call	AA+		1,182,000
5,000	5.000%, 5/01/20	5/19 at 100.00	AA+		5,825,350
3,000	5.000%, 5/01/21	5/19 at 100.00	AA+		3,446,280
47,270	Total North Carolina				52,663,016
	North Dakota – 0.3%

800	Fargo Public School District 1, County, North Dakota, General Obligation Bonds, Limited Tax School Building Series 2008, 4.000%, 5/01/14	No Opt. Call	Aa3		874,648

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

$6,925	Grand Forks, North Dakota, Healthcare System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	Baa2	$7,225,753
7,725	Total North Dakota			8,100,401
	Ohio – 2.5%

1,735	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 1982, 7.000%, 1/01/12 (ETM)	No Opt. Call	AAA	1,804,747

2,250	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006, 5.000%, 1/01/12	No Opt. Call	BBB+	2,319,525

	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009:
2,220	5.000%, 3/01/15 – AGC Insured	No Opt. Call	Aa3	2,537,327
2,580	5.000%, 3/01/17 – AGC Insured	No Opt. Call	Aa3	2,993,419

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
4,520	5.000%, 6/01/14	No Opt. Call	BBB	4,748,215
5,590	5.000%, 6/01/15	No Opt. Call	BBB	5,889,121
5,085	5.000%, 6/01/16	No Opt. Call	BBB	5,321,656
2,345	5.000%, 6/01/17	No Opt. Call	BBB	2,430,053

8,425	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BBB	7,361,934

2,000	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+	2,294,540

	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A:
3,000	5.500%, 1/01/11	No Opt. Call	Aa2	3,026,790
2,000	5.500%, 1/01/12	No Opt. Call	Aa2	2,115,860

	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2002A:
1,140	5.500%, 8/15/11	No Opt. Call	A–	1,170,427
845	5.500%, 8/15/12	No Opt. Call	A–	892,126

530	Lorain County, Ohio, Healthcare Facilities Revenue Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%, 2/01/12	2/11 at 100.00	BBB+	531,034

3,000	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009A, 3.875%, 12/01/38 (Mandatory put 6/01/14)	No Opt. Call	A3	3,082,440

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,349,000

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009B:
675	5.000%, 1/01/17	No Opt. Call	Aa2	765,983
500	5.000%, 1/01/18	No Opt. Call	Aa2	567,185

180	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa	202,338

5,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 3.375%, 1/01/34 (Mandatory put 7/01/15)	No Opt. Call	Baa2	4,995,550

235	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2004, 5.000%, 12/01/10	No Opt. Call	AAA	235,999

90	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 4.550%, 12/01/10 (Alternative Minimum Tax)	No Opt. Call	AA–	90,083

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A+	2,396,291

Nuveen Investments	147

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio (continued)

$1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (6)	No Opt. Call	N/R		$300,770
61,175	Total Ohio				62,422,413
	Oklahoma – 1.5%

	Cleveland County Public Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2010:
1,000	3.500%, 6/01/12	No Opt. Call	A+		1,035,090
4,820	4.000%, 6/01/14	No Opt. Call	A+		5,192,104

2,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Higher Education Projects, Refunding Series 2010A, 5.000%, 7/01/17	No Opt. Call	AA		2,368,180

1,935	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AA		2,082,350

	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Putnam City Schools Project, Series 2010:
1,000	3.000%, 3/01/11	No Opt. Call	A		1,006,550
3,825	3.500%, 3/01/12	No Opt. Call	A		3,930,302

940	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007, 5.350%, 7/01/17	No Opt. Call	N/R		897,926

3,750	Tulsa, Oklahoma, Industrial Authority, Revenue and Refunding Bonds, The University of Tulsa, Series 1996A, 6.000%, 10/01/16 – NPFG Insured	No Opt. Call	A		4,289,438

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A:
1,000	4.000%, 6/01/15	No Opt. Call	A3		1,058,570
1,200	4.500%, 6/01/16	6/15 at 100.00	A3		1,277,880

11,635	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	A	(4)	13,700,096

220	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1999B, 6.125%, 6/01/26 – FGIC Insured (Alternative Minimum Tax)	12/10 at 100.00	A		220,213
33,325	Total Oklahoma				37,058,699
	Oregon – 0.1%
1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA		1,149,830
	Pennsylvania – 6.0%

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A:
360	4.150%, 2/15/11	No Opt. Call	Baa3		361,224
755	4.200%, 2/15/12	No Opt. Call	Baa3		764,083
785	4.300%, 2/15/13	No Opt. Call	Baa3		800,779
1,480	4.375%, 2/15/14	No Opt. Call	Baa3		1,517,118

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,710	5.000%, 5/01/12	No Opt. Call	Baa2		1,745,705
1,800	5.000%, 5/01/13	No Opt. Call	Baa2		1,855,944
1,865	5.000%, 5/01/14	No Opt. Call	Baa2		1,927,906
1,985	5.000%, 5/01/15	No Opt. Call	Baa2		2,051,220
1,620	5.000%, 5/01/16	No Opt. Call	Baa2		1,656,725
1,225	5.000%, 5/01/18	5/16 at 100.00	Baa2		1,225,576

5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3		5,666,200

25	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2000B, 9.250%, 11/15/30 (Pre-refunded 11/15/10)	11/10 at 102.00	AAA		25,599

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$5,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2010A, 4.000%, 5/15/12	No Opt. Call	Aa3		$5,228,600

1,010	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 5.250%, 2/01/14 – NPFG Insured (ETM)	No Opt. Call	AA	(4)	1,153,258

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A:
100	5.000%, 12/01/15 – RAAI Insured	No Opt. Call	BBB+		105,649
20	4.250%, 12/01/17 – RAAI Insured	12/15 at 100.00	BBB+		19,806
210	5.000%, 12/01/19 – RAAI Insured	12/15 at 100.00	BBB+		212,264
75	5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	BBB+		74,807

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A:
3,170	4.750%, 12/01/19 – RAAI Insured	12/12 at 100.00	BBB+		3,168,003
50	5.000%, 12/01/26 – RAAI Insured	12/12 at 100.00	BBB+		47,152

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010:
1,000	4.000%, 12/01/14	No Opt. Call	A1		1,102,130
750	4.000%, 12/01/15	No Opt. Call	A1		830,850
1,000	4.000%, 12/01/16	No Opt. Call	A1		1,109,560
500	5.000%, 12/01/18	No Opt. Call	A1		586,305

3,880	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13	1/11 at 100.00	BB+		3,884,811

120	Delaware River Port Authority, Pennsylvania and New Jersey, Series 1972 Revenue Bonds, 6.500%, 1/15/11 (ETM)	No Opt. Call	AAA		121,402

3,400	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Refunding Series 2004, 5.000%, 11/15/18	11/13 at 100.00	BB+		3,362,260

2,710	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R		2,743,523

2,165	Lycoming County Athority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009, 5.000%, 7/01/17	No Opt. Call	BBB+		2,333,935

1,420	Pennsylvania Convention Center Authority, Revenue Bonds, Series 1989A, 6.700%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	AAA		1,654,328

5,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.375%, 12/01/40 (Mandatory put 7/01/15)	No Opt. Call	Baa2		4,995,550

	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A:
2,000	5.000%, 10/15/11	No Opt. Call	Baa1		2,043,520
3,000	5.000%, 10/15/12	No Opt. Call	Baa1		3,115,920
2,000	5.000%, 10/15/13	No Opt. Call	Baa1		2,091,980
3,000	5.250%, 10/15/14	No Opt. Call	Baa1		3,195,900
3,000	5.250%, 10/15/15	No Opt. Call	Baa1		3,210,210

2,500	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax)	1/11 at 100.00	CC		1,558,900

3,700	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 2.625%, 12/01/33 (Mandatory put 12/03/12)	No Opt. Call	BBB		3,734,484

2,445	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pittsburgh Meical Center Health System , Refunding Series 2010E, 3.500%, 5/15/12	No Opt. Call	Aa3		2,532,727

500	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2001, 5.000%, 7/15/31 – AMBAC Insured	7/11 at 101.00	Aa3		521,900

	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009B:
2,500	4.000%, 6/01/13	No Opt. Call	A–		2,671,925

Nuveen Investments	149

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)
$4,000	5.000%, 6/01/14	No Opt. Call	A–	$4,488,800
4,000	5.000%, 6/01/15	No Opt. Call	A–	4,556,560
4,000	5.000%, 6/01/16	No Opt. Call	A–	4,602,920

15,000	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	Aa1	18,081,000

3,515	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	Aaa	4,381,483

3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	11/10 at 100.00	BBB	3,003,090

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2010C:
5,000	2.000%, 9/01/11	No Opt. Call	Aa2	5,032,000
10,000	5.000%, 9/01/16	No Opt. Call	Aa2	11,274,700

	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986:
2,079	7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	Aaa	2,357,129
550	6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	652,806

	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A:
4,225	5.000%, 9/01/11 – NPFG Insured	No Opt. Call	A1	4,355,215
2,750	5.000%, 9/01/12 – NPFG Insured	No Opt. Call	A1	2,920,830

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	Aa1	2,997,375

1,590	West Shore Area Hospital Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2001, 5.900%, 1/01/17	1/12 at 100.00	BBB	1,619,574
137,044	Total Pennsylvania			147,333,220
	Puerto Rico – 0.8%

7,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 5.250%, 7/01/24	7/20 at 100.00	A3	7,544,250

12,500	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 4.750%, 12/01/15 – NPFG Insured	12/12 at 101.00	A	13,063,875
19,500	Total Puerto Rico			20,608,125
	Rhode Island – 0.3%

2,000	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB	2,052,100

4,495	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB	4,634,660
6,495	Total Rhode Island			6,686,760
	South Carolina – 0.6%

7,110	Georgetown County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB	7,749,829

1,075	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/13	No Opt. Call	A+	1,186,639

1,530	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.000%, 8/01/13	No Opt. Call	BBB+	1,684,255

2,000	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 5.250%, 8/01/11	No Opt. Call	BBB+	2,046,000

150	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$1,000	South Carolina JOBS-Economic Development Authority, Residential Care Facilities First Mortgage Revenue Bonds, South Carolina Episcopal Home at Still Hopes, Series 2004A, 6.000%, 5/15/17	5/11 at 100.00	N/R	$1,003,040
12,715	Total South Carolina			13,669,763
	South Dakota – 0.2%

3,505	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	AAA	3,954,236
	Tennessee – 1.5%

1,500	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/10 – SYNCORA GTY Insured	No Opt. Call	A2	1,507,080

6,000	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee Subordinate Utilities Revenue Bonds, Series 2010, 5.000%, 3/01/14	9/12 at 100.00	A1	6,320,760

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
525	5.000%, 7/01/13	No Opt. Call	BBB+	554,799
695	5.000%, 7/01/14	No Opt. Call	BBB+	742,962

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A:
2,000	5.000%, 9/01/15	No Opt. Call	AA	2,258,900
5,000	5.000%, 9/01/16	No Opt. Call	AA	5,666,300
2,500	5.000%, 9/01/18	No Opt. Call	AA	2,835,650

	Tennessee State, General Obligation Bonds, Series 2009A:
7,500	5.000%, 5/01/17	No Opt. Call	Aaa	8,975,325
1,000	5.000%, 5/01/19	5/17 at 100.00	Aaa	1,166,810

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
1,000	5.000%, 9/01/11	No Opt. Call	BB+	1,031,090
4,175	5.000%, 9/01/13	No Opt. Call	BB+	4,507,247
250	5.000%, 9/01/14	No Opt. Call	BB+	270,353
200	5.250%, 9/01/18	No Opt. Call	BB+	212,696

1,395	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	A	1,491,757
33,740	Total Tennessee			37,541,729
	Texas – 5.8%

2,235	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/13 – SYNCORA GTY Insured	No Opt. Call	BB+	2,280,080

5,000	Austin, Texas, Combined Utility System Revenue Bonds, Series 1992A, 0.000%, 11/15/11 – NPFG Insured	No Opt. Call	A1	4,958,750

3,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	3,170,430

4,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CCC	2,963,040

	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984:
2,065	9.375%, 10/01/13 – NPFG Insured (ETM)	4/11 at 100.00	Aaa	2,379,479
80	9.375%, 10/01/13 – NPFG Insured (ETM)	4/11 at 100.00	Aaa	92,183

365	Dallas, Texas, Certificates of Obligation, Series 2008, 5.000%, 2/15/18	2/11 at 100.00	AA+	365,847

	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007:
5,000	5.000%, 10/01/13 – AMBAC Insured	No Opt. Call	AAA	5,624,650
6,700	5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	7,881,746

Nuveen Investments	151

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Methodist Hospital System, Series 2009B:
$3,000	5.000%, 12/01/28 (Mandatory put 6/01/12)	No Opt. Call	AA		$3,192,900
5,000	5.000%, 12/01/41 (Mandatory put 6/01/13)	No Opt. Call	AA		5,492,250

6,000	Harris County, Texas, General Obligation Bonds, Refunding Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA		7,299,360

2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refinding Series 2004C-2B, 5.000%, 5/15/34 (Mandatory put 5/15/11)	5/11 at 100.00	AA		2,047,140

8,500	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.000%, 5/15/34 (Mandatory put 5/15/11)	5/11 at 100.00	AA		8,700,345

11,500	Houston, Texas, General Obligation Public Improvement Refunding Bonds, Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA		13,258,580

	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A:
1,300	5.000%, 7/01/15	No Opt. Call	AA–		1,488,721
1,100	5.000%, 7/01/16	No Opt. Call	AA–		1,271,622

400	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 1998B, 5.200%, 7/01/18 – NPFG Insured (Alternative Minimum Tax)	7/11 at 100.00	A		400,564

5,660	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2006, 3.750%, 12/01/18 (Mandatory put 5/01/15)	No Opt. Call	BBB		5,737,599

2,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB		2,170,880

10,050	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Series 2008H, 5.000%, 1/01/42 (Mandatory put 1/01/13)	No Opt. Call	A2		10,808,876

3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 3.000%, 1/01/11	No Opt. Call	A2		3,010,410

10,000	San Antonio Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/21	8/15 at 100.00	AAA		11,155,600

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA		5,526,650

8,420	Texas A&M University Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	Aaa		9,811,068

6,465	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA		7,639,044

2,250	Texas State, Public Financing Authority, General Obligation Bonds, Series 2009A, 5.000%, 10/01/17	No Opt. Call	Aaa		2,699,573

5,200	Texas State, Transportation Commission Highway Fund Revenue Bonds, First Tier Series 2006A, 5.000%, 4/01/12	No Opt. Call	AAA		5,538,468

4,000	Titus County Fresh Water Supply District 1, Texas, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2008, 4.500%, 7/01/11	No Opt. Call	BBB		4,073,920

630	Tom Green County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Shannon Health System Project, Series 2001, 6.200%, 5/15/11	No Opt. Call	Ba1		642,361

1,060	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R	(4)	1,123,144
130,980	Total Texas				142,805,280

152	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islands – 0.7%

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B:
$2,500	5.000%, 10/01/14	No Opt. Call	BBB	$2,735,700
4,455	5.000%, 10/01/15	No Opt. Call	BBB	4,914,088
4,375	5.000%, 10/01/16	No Opt. Call	BBB	4,858,219
4,000	5.000%, 10/01/17	No Opt. Call	BBB	4,454,840
15,330	Total Virgin Islands			16,962,847
	Virginia – 1.1%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:
400	4.000%, 9/01/12	No Opt. Call	BBB	413,704
400	4.000%, 9/01/13	No Opt. Call	BBB	419,700
400	4.000%, 9/01/14	No Opt. Call	BBB	421,972
400	4.125%, 9/01/15	No Opt. Call	BBB	422,980

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	1,216,410

	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008c:
5,750	5.375%, 11/01/35 (Mandatory put 12/02/13)	No Opt. Call	A–	6,291,190
2,000	5.000%, 11/01/35 (Mandatory put 12/01/11)	No Opt. Call	A–	2,078,060

1,550	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,603,847

1,500	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/15	No Opt. Call	Aa1	1,758,210

1,750	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	1/11 at 100.00	N/R	1,751,978

8,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+	9,388,800
23,150	Total Virginia			25,766,851
	Washington – 2.0%

11,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 3, Refunding Series 2010A, 5.000%, 7/01/18	No Opt. Call	Aaa	13,150,280

6,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/11 – SYNCORA GTY Insured	No Opt. Call	Aaa	6,210,780

4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2010B, 5.000%, 2/01/17	No Opt. Call	Aa2	4,728,240

10,380	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, 2010 Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+	12,140,137

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19	7/18 at 100.00	AA+	10,237,162

2,700	Washington, General Obligation Bonds, Series 1990A, 6.750%, 2/01/15	No Opt. Call	AA+	3,039,417
42,795	Total Washington			49,506,016
	West Virginia – 0.4%

2,000	West Virginia Economic Development Authority, Pollution Control Revenue Bonds, Appalachian Power Company – Amos Project, Series 2008, 4.850%, 5/01/19 (Mandatory put 9/04/13)	No Opt. Call	BBB	2,136,640

7,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Ohio Power Company – Amos Project, Series 2010A, 3.125%, 3/01/43 (Mandatory put 4/01/15)	No Opt. Call	Baa1	7,107,030
9,000	Total West Virginia			9,243,670

Nuveen Investments	153

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin – 2.2%

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
$1,640	5.750%, 6/01/11 (ETM)	No Opt. Call	AAA	$1,691,529
110	5.750%, 6/01/12 (ETM)	No Opt. Call	AAA	119,123

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
3,595	6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	3,907,406
8,150	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	8,682,277
8,200	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	8,961,124

4,070	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B, 4.750%, 8/15/25 (Mandatory put 8/15/14)	No Opt. Call	A	4,364,261

1,100	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001, 5.625%, 10/01/11	No Opt. Call	AA–	1,148,136

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B, 6.500%, 2/15/12	No Opt. Call	BBB+	1,315,500

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A:
450	5.000%, 2/15/12	No Opt. Call	BBB+	465,030
400	5.000%, 2/15/13	No Opt. Call	BBB+	420,072
450	5.000%, 2/15/14	No Opt. Call	BBB+	478,449
500	5.000%, 2/15/15	No Opt. Call	BBB+	535,200

10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	10,550,100

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
4,000	5.000%, 8/15/14	No Opt. Call	BBB+	4,258,560
1,300	5.250%, 8/15/18	8/16 at 100.00	BBB+	1,361,308

245	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.000%, 8/15/13	No Opt. Call	BBB+	258,218

1,970	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 1999C, 4.800%, 9/01/12	4/11 at 100.00	AA	1,985,424

2,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	2,343,481
49,430	Total Wisconsin			52,845,198
2,006,703	Total Long-Term Investments (cost $2,102,222,880) – 89.1%			2,188,469,687
	SHORT-TERM INVESTMENTS – 9.4%

	California – 0.6%

3,100	Los Angeles Unified School District, California, Certificates of Participation, Administration Building Project III, Variable Rate Demand Obligations, Refunding Series 2008B, 0.270%, 10/01/31 (7)	3/11 at 100.00	A-1	3,100,000

8,795	Rancho Santiago Community College District, Orange County, California, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust B24, 0.260%, 9/01/29 (7)	No Opt. Call	A-1+	8,795,000

3,500	San Jose Financing Authority, California, Lease Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2007-0037, 0.270%, 6/01/14 – AMBAC Insured (7)	No Opt. Call	A-1+	3,500,000
15,395	Total California			15,395,000
	Colorado – 0.1%

2,895	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Variable Rate Demand Obligations, Tender Option Bond Trust 2906Z, 0.290%, 3/01/16 (7)	No Opt. Call	A-1+	2,895,000

154	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut – 0.8%

$4,440	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary Hall, Variable Rate Demand Obligations, Series 2008D, 0.260%, 7/01/37 (7)	11/10 at 100.00	VMIG-1	$4,440,000

7,730	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Trust 2862, 0.280%, 7/01/15 (7)	No Opt. Call	A-1+	7,730,000

7,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Variable Rate Demand Obligations, Series 1999-U2, 0.200%, 7/01/33 (7)	11/10 at 100.00	A-1+	7,000,000
19,170	Total Connecticut			19,170,000
	District of Columbia – 0.2%

5,000	District of Columbia, Income Tax Secured Revenue Bonds, Variable Rate Demand Obligations, Refunding Series 2010C, 0.300%, 12/01/10 (7)	No Opt. Call	VMIG-1	5,000,000
	Florida – 0.5%

11,250	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 3042, 0.280%, 10/01/33 (7)	4/19 at 100.00	A-1	11,250,000
	Georgia – 0.5%

11,755	Georgia, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1881, 0.270%, 4/01/27 (7)	4/17 at 100.00	VMIG-1	11,755,000
	Illinois – 0.6%

15,620	Central Lake County Joint Action Water Agency, Illinois, Water Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust B18, 0.270%, 5/01/20 – AMBAC Insured (7)	5/13 at 100.00	VMIG-1	15,620,000
	Maine – 0.3%

6,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Variable Rate Demand Obligations, Tender Option Bond Trust 2009-5B, 0.290%, 7/01/39 (7)	7/19 at 100.00	VMIG-1	6,665,000
	Maryland – 0.7%

9,825	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Variable Rate Demand Obligations, Series 2008, Trust R-11436, 0.290%, 7/01/34 – AGM Insured (7)	7/17 at 100.00	A-1	9,825,000

8,335	Maryland Health and Higher Educational Facilities Authority, Variable Rate Demand Revenue Bonds, Goucher College, Series 2007, 0.230%, 7/01/37 (7)	11/10 at 100.00	A-1	8,335,000
18,160	Total Maryland			18,160,000
	Massachusetts – 0.6%

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Variable Rate Demand Obligations, Tender Option Bond Trust 3529, 0.280%, 11/15/16 (7)	No Opt. Call	A-1+	10,000,000

3,000	Massachusetts, General Obligation Bonds, SIFMA Index Bonds, Variable Rate Demand Obligation Series 2010A, 0.520%, 2/01/12 (7)	8/11 at 100.00	A-1+	3,000,000

2,700	Massachusetts, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2755, 0.280%, 8/01/27 – AGM Insured (7)	8/17 at 100.00	A-1+	2,700,000
15,700	Total Massachusetts			15,700,000
	Michigan – 0.2%

5,000	Portage Public Schools, Kalamazoo County, Michigan, General Obligation Bonds, Variable Rate Demand Obligations, Series 2008, Trust 3030X, 0.330%, 5/01/16 (7)	No Opt. Call	A-1	5,000,000

Nuveen Investments	155

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 0.5%

$4,945	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Variable Rate Demand Obligations, Series 2008, Trust 2451, 0.380%, 5/01/24 (7)	No Opt. Call	A-1	$4,945,000

6,785	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Variable Rate Demand Obligations, Series 2006 Tender Option Bond Trust 38TPZ, 0.280%, 12/15/26 (7)	No Opt. Call	F-1+	6,785,000
11,730	Total New Jersey			11,730,000
	New York – 0.1%

2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust R-11644, 0.290%, 3/01/24 (7)	1/12 at 100.00	A-1	2,500,000
	North Carolina – 0.2%

5,000	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1287, 0.280%, 12/01/34 (7)	12/15 at 100.00	A-1+	5,000,000
	Oregon – 0.2%

5,880	Eugene, Oregon, Electric Utility Revenue Bonds, Variable Rate Demand Obligations, Series 2003A, 0.290%, 8/01/22 (7)	8/13 at 100.00	A-1	5,880,000
	Pennsylvania – 0.7%

4,995	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2028, 0.330%, 2/01/24 (7)	No Opt. Call	VMIG-1	4,995,000

3,500	East Stroudsberg Area School District, Monroe and Pike Counties, Pennsylvania, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2008-3037X, 0.330%, 9/01/15 (7)	No Opt. Call	VMIG-1	3,500,000

4,330	Pennsylvania State University, General Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1971, 0.280%, 9/01/13 (7)	No Opt. Call	VMIG-1	4,330,000

5,000	Pennsylvania State, General Obligation Bonds, Tax Anticipation Notes First Series 2010-1, Variable Rate Demand Obligations, 2.500%, 6/30/11 (7)	No Opt. Call	SP-1+	5,072,623
17,825	Total Pennsylvania			17,897,623
	South Carolina – 0.5%

7,440	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Refunding Building Equity Sooner, Variable Rate Demand Obligations, Tender Option Bond Trust 2056, 0.270%, 12/01/20 (7)	No Opt. Call	VMIG-1	7,440,000

3,990	South Carolina Association of Governmental Organizations, Educational Facilities Corporation for Pickens School District, Installment Purchase Revenue Bonds, Pickens County, Variable Rate Demand Obligations, Tender Option Bond Trust 2007-0003, 0.270%, 12/01/14 (7)	No Opt. Call	A-1+	3,990,000
11,430	Total South Carolina			11,430,000
	Tennessee – 0.5%

8,755	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 08-29, 0.270%, 3/01/16 (7)	No Opt. Call	A-1	8,755,000

3,530	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Vanderbilt University, Variable Rate Demand Obligations, Tender Option Bond Trust 10-14B, 0.290%, 10/01/39 (7)	10/19 at 100.00	P-1	3,530,000
12,285	Total Tennessee			12,285,000
	Virginia – 0.7%

6,005	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2876, 0.280%, 6/01/13 (7)	No Opt. Call	F-1+	6,005,000

156	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Virginia (continued)

$5,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Variable Rate Demand Obligations, Series 2008, Trust 2917, 0.290%, 10/01/28 (7)	No Opt. Call	A-1	$5,000,000

4,875	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, The Woodberry Forest School, Variable Rate Demand Obligations, Series 2007, 0.360%, 10/01/37 (7)	4/11 at 100.00	VMIG-2	4,875,000
15,880	Total Virginia			15,880,000
	Washington – 0.9%

15,000	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2007-1C, 0.270%, 11/01/32 (7)	11/17 at 100.00	VMIG-1	15,000,000

7,500	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Variable Rate Demand Obligations, Tender Option Bond Trust 09-14W, 0.290%, 6/01/39 (7)	6/19 at 100.00	A-1+	7,500,000
22,500	Total Washington			22,500,000
$231,640	Total Short-Term Investments ($231,712,623)			231,712,623
	Total Investments (cost $2,333,935,503) – 98.5%			2,420,182,310
	Other Assets Less Liabilities – 1.5%			36,339,948
	Net Assets – 100%			$2,456,522,258

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records.

(6)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

DD1	Portion of investment purchased on a delayed delivery basis.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	157

Statement of Assets and Liabilities (Unaudited)

October 31, 2010

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Assets
Investments, at value (cost $5,808,338,373, $630,668,149, $852,465,408, $2,446,097,400 and $2,333,935,503, respectively)	$5,761,989,761	$671,209,583	$881,638,515	$2,561,840,932	$2,420,182,310
Cash	5,252,179	11,852,752	5,071,505	1,033,723	8,194,313
Receivables:
Interest	136,272,792	11,607,123	13,249,077	41,171,541	32,570,903
Investments sold	4,552,680	1,978,879	10,000	1,965,000	2,011,961
Shares sold	29,143,968	3,056,477	2,792,411	3,430,005	12,321,120
Other assets	233,652	41,196	85,730	265,965	94,205
Total assets	5,937,445,032	699,746,010	902,847,238	2,609,707,166	2,475,374,812
Liabilities
Borrowings	20,000,000	—	—	—	—
Floating rate obligations	207,784,000	—	7,495,000	—	—
Unrealized depreciation on forward swaps	38,176,820	906,772	—	—	—
Payables:
Dividends	12,656,487	1,248,153	1,039,600	1,955,680	2,330,508
Investments purchased	10,845,261	11,864,618	7,160,230	3,485,854	8,907,710
Shares redeemed	13,220,918	1,169,576	689,022	2,669,567	5,652,279
Accrued expenses:
Management fees	2,469,573	264,866	344,507	959,646	800,580
12b-1 distribution and service fees	1,283,196	190,793	120,298	146,273	458,822
Other	1,292,242	245,584	385,360	1,013,244	702,655
Total liabilities	307,728,497	15,890,362	17,234,017	10,230,264	18,852,554
Net assets	$5,629,716,535	$683,855,647	$885,613,221	$2,599,476,902	$2,456,522,258
Class A Shares
Net assets	$2,294,994,678	$388,726,760	$312,377,402	$385,074,776	$1,070,033,106
Shares outstanding	143,485,706	35,647,289	29,650,563	42,330,741	97,214,176
Net asset value per share	$15.99	$10.90	$10.54	$9.10	$11.01
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%, respectively, of offering price)	$16.69	$11.38	$11.00	$9.38	$11.29
Class B Shares
Net assets	$67,398,043	$8,064,735	$9,398,033	$8,884,330	N/A
Shares outstanding	4,218,418	737,674	889,774	973,192	N/A
Net asset value and offering price per share	$15.98	$10.93	$10.56	$9.13	N/A
Class C Shares
Net assets	$1,323,380,137	$187,565,564	$92,856,183	$116,262,662	$597,270,245
Shares outstanding	82,808,466	17,201,973	8,860,199	12,742,761	54,455,168
Net asset value and offering price per share	$15.98	$10.90	$10.48	$9.12	$10.97
Class I Shares
Net assets	$1,943,943,677	$99,498,588	$470,981,603	$2,089,255,134	$789,218,907
Shares outstanding	121,568,679	9,086,043	44,767,467	229,142,216	72,112,343
Net asset value and offering price per share	$15.99	$10.95	$10.52	$9.12	$10.94
Net Assets Consist of:
Capital paid-in	$6,827,059,456	$663,124,698	$859,964,777	$2,488,746,848	$2,388,119,765
Undistributed (Over-distribution of) net investment income	(10,237,648)	3,215,505	980,493	11,049,542	(4,598,420)
Accumulated net realized gain (loss)	(1,102,579,841)	(22,119,218)	(4,505,156)	(16,063,020)	(13,245,894)
Net unrealized appreciation (depreciation)	(84,525,432)	39,634,662	29,173,107	115,743,532	86,246,807
Net assets	$5,629,716,535	$683,855,647	$885,613,221	$2,599,476,902	$2,456,522,258
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01

N/A – Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

158	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended October 31, 2010

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Investment Income	$201,714,466	$18,034,213	$22,019,654	$58,008,914	$39,154,970
Expenses
Management fees	13,769,116	1,423,404	2,027,436	5,654,203	4,611,672
12b-1 service fees – Class A	2,222,035	368,013	307,554	380,455	1,052,711
12b-1 distribution and service fees – Class B	338,243	42,386	51,841	49,090	N/A
12b-1 distribution and service fees – Class C	4,696,273	638,217	339,892	410,787	1,548,453
Shareholders’ servicing agent fees and expenses	1,127,223	133,165	236,494	697,980	437,435
Interest expense	893,530	—	19,168	—	—
Custodian’s fees and expenses	443,271	58,885	76,656	210,805	212,778
Trustees’ fees and expenses	57,979	6,738	9,690	28,374	25,971
Professional fees	383,402	13,197	35,955	52,731	37,135
Shareholders’ reports – printing and mailing expenses	182,563	23,868	38,728	109,202	96,412
Federal and state registration fees	196,920	66,146	53,337	72,986	156,796
Other expenses	45,076	6,397	10,886	29,697	47,405
Total expenses before custodian fee credit	24,355,631	2,780,416	3,207,637	7,696,310	8,226,768
Custodian fee credit	(19,859)	(9,834)	(6,969)	(6,806)	(19,037)
Net expenses	24,335,772	2,770,582	3,200,668	7,689,504	8,207,731
Net investment income	177,378,694	15,263,631	18,818,986	50,319,410	30,947,239
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(8,316,817)	29,912	351,474	(122,625)	(1,057,582)
Forward swaps	(24,275,000)	(1,606,667)	—	(5,965,000)	—
Change in net unrealized appreciation (depreciation) of:
Investments	209,412,178	16,809,810	11,701,359	35,243,073	33,897,621
Forward swaps	(24,468,320)	(527,072)	—	2,135,900	—
Net realized and unrealized gain (loss)	152,352,041	14,705,983	12,052,833	31,291,348	32,840,039
Net increase (decrease) in net assets from operations	$329,730,735	$29,969,614	$30,871,819	$81,610,758	$63,787,278

N/A – Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	159

Statement of Changes in Net Assets (Unaudited)

	High-Yield		All-American
	Six Months Ended 10/31/10	Year Ended 4/30/10	Six Months Ended 10/31/10	Year Ended 4/30/10
Operations
Net investment income	$177,378,694	$285,046,521	$15,263,631	$26,743,619
Net realized gain (loss) from:
Investments	(8,316,817)	(81,075,547)	29,912	(5,528,924)
Forward swaps	(24,275,000)	19,666,286	(1,606,667)	594,000
Futures	—	—	—	(194,170)
Change in net unrealized appreciation (depreciation) of:
Investments	209,412,178	804,903,608	16,809,810	56,821,470
Forward swaps	(24,468,320)	(15,484,707)	(527,072)	(612,858)
Net increase (decrease) in net assets from operations	329,730,735	1,013,056,161	29,969,614	77,823,137
Distributions to Shareholders
From net investment income:
Class A	(74,527,732)	(140,652,369)	(9,313,143)	(17,569,347)
Class B	(2,145,534)	(5,191,148)	(194,296)	(491,621)
Class C	(38,728,788)	(66,654,558)	(3,875,168)	(6,036,957)
Class I	(59,289,533)	(84,484,952)	(1,717,387)	(1,451,066)
Decrease in net assets from distributions to shareholders	(174,691,587)	(296,983,027)	(15,099,994)	(25,548,991)
Fund Share Transactions
Proceeds from sale of shares	1,233,735,049	2,788,314,294	167,071,698	212,536,167
Proceeds from shares issued to shareholders due to reinvestment of distributions	102,576,263	172,538,556	8,016,976	12,295,717
	1,336,311,312	2,960,852,850	175,088,674	224,831,884
Cost of shares redeemed	(759,203,426)	(1,517,478,891)	(59,182,703)	(160,492,162)
Net increase (decrease) in net assets from Fund share transactions	577,107,886	1,443,373,959	115,905,971	64,339,722
Net increase (decrease) in net assets	732,147,034	2,159,447,093	130,775,591	116,613,868
Net assets at the beginning of period	4,897,569,501	2,738,122,408	553,080,056	436,466,188
Net assets at the end of period	$5,629,716,535	$4,897,569,501	$683,855,647	$553,080,056
Undistributed (Over-distribution of) net investment income at the end of period	$(10,237,648)	$(12,924,755)	$3,215,505	$3,051,868

See accompanying notes to financial statements.

160	Nuveen Investments

	Insured		Intermediate Duration
	Six Months Ended 10/31/10	Year Ended 4/30/10	Six Months Ended 10/31/10	Year Ended 4/30/10
Operations
Net investment income	$18,818,986	$37,701,329	$50,319,410	$98,221,808
Net realized gain (loss) from:
Investments	351,474	2,962,291	(122,625)	2,221,305
Forward swaps	—	—	(5,965,000)	(2,948,000)
Futures	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	11,701,359	26,616,536	35,243,073	115,433,339
Forward swaps	—	—	2,135,900	2,656,302
Net increase (decrease) in net assets from operations	30,871,819	67,280,156	81,610,758	215,584,754
Distributions to Shareholders
From net investment income:
Class A	(6,533,409)	(12,325,233)	(6,993,194)	(13,486,790)
Class B	(191,954)	(534,559)	(152,604)	(384,067)
Class C	(1,676,616)	(2,944,458)	(1,717,242)	(2,739,605)
Class I	(10,513,355)	(21,195,291)	(40,306,170)	(78,771,123)
Decrease in net assets from distributions to shareholders	(18,915,334)	(36,999,541)	(49,169,210)	(95,381,585)
Fund Share Transactions
Proceeds from sale of shares	53,033,860	125,675,536	189,052,795	305,923,212
Proceeds from shares issued to shareholders due to reinvestment of distributions	12,756,827	24,775,786	37,587,933	73,162,602
	65,790,687	150,451,322	226,640,728	379,085,814
Cost of shares redeemed	(55,587,264)	(109,373,622)	(189,342,580)	(295,359,836)
Net increase (decrease) in net assets from Fund share transactions	10,203,423	41,077,700	37,298,148	83,725,978
Net increase (decrease) in net assets	22,159,908	71,358,315	69,739,696	203,929,147
Net assets at the beginning of period	863,453,313	792,094,998	2,529,737,206	2,325,808,059
Net assets at the end of period	$885,613,221	$863,453,313	$2,599,476,902	$2,529,737,206
Undistributed (Over-distribution of) net investment income at the end of period	$980,493	$1,076,841	$11,049,542	$9,899,342

See accompanying notes to financial statements.

Nuveen Investments	161

Statement of Changes in Net Assets (Unaudited) (continued)

	Limited Term
	Six Months Ended 10/31/10	Year Ended 4/30/10
Operations
Net investment income	$30,947,239	$50,632,916
Net realized gain (loss) from:
Investments	(1,057,582)	(1,203,651)
Forward swaps	—	—
Futures	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	33,897,621	40,321,483
Forward swaps	—	—
Net increase (decrease) in net assets from operations	63,787,278	89,750,748
Distributions to Shareholders
From net investment income:
Class A	(13,961,495)	(26,878,639)
Class B	N/A	N/A
Class C	(6,565,261)	(11,605,304)
Class I	(10,578,502)	(17,201,976)
Decrease in net assets from distributions to shareholders	(31,105,258)	(55,685,919)
Fund Share Transactions
Proceeds from sale of shares	565,714,813	1,444,964,598
Proceeds from shares issued to shareholders due to reinvestment of distributions	17,626,335	29,762,945
	583,341,148	1,474,727,543
Cost of shares redeemed	(364,683,733)	(534,578,952)
Net increase (decrease) in net assets from Fund share transactions	218,657,415	940,148,591
Net increase (decrease) in net assets	251,339,435	974,213,420
Net assets at the beginning of period	2,205,182,823	1,230,969,403
Net assets at the end of period	$2,456,522,258	$2,205,182,823
Undistributed (Over-distribution of) net investment income at the end of period	$(4,598,420)	$(4,440,401)

N/A – Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

162	Nuveen Investments

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen High Yield Municipal Bond Fund (”High Yield”), Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Insured Municipal Bond Fund (“Insured”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, with the exception of High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

High Yield’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the Fund’s primary objective. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund invests at least 65% of its net assets in medium- to low-quality bonds rated BBB/Baa or lower by at least one independent rating agency, or if unrated, judged by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. The Fund may invest up to 10% of its net assets in defaulted municipal bonds. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Adviser uses a research-intensive investment process to identify high-yielding municipal bonds that offer attractive value in terms of their current yields, prices, credit quality, liquidity and future prospects. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

All American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide a high level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. Intermediate Duration generally intends to maintain a portfolio duration within a defined range (currently between 4.5 and seven years). Limited Term generally invests in bonds with short- to intermediate-term maturities. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Insured’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund invests at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. In addition, the municipal securities in which the Fund invests are, at the time of purchase, (i) rated BBB/Baa or higher or covered by insurance from insurers with a claims-paying ability rated BBB/Baa or higher; (ii) unrated, but judged to be of comparable quality by the Adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principal and interest. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term, insured municipal bonds that offer above-average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices.

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Nuveen Investments	163

Notes to Financial Statements (Unaudited) (continued)

Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and ask prices. Futures contracts are generally classified as Level 1.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2, which is usually the case for municipal bonds.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2010, High Yield, All-American, Insured, Intermediate Duration and Limited Term had outstanding when-issued/delayed delivery purchase commitments of $3,136,613, $10,455,958, $7,160,230, $2,484,342 and $6,136,375, respectively.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their tax-exempt net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

164	Nuveen Investments

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Insurance

Under normal market conditions, Insured invests at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of the 80% test. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered “while in fund” under a master portfolio insurance policy purchased by the Fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or Fund shares. The Adviser may obtain master policies from insurers that specialize in insuring municipal bonds.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund, and is reflected as an expense over the term of the policy, when applicable. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a ..20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense” on the Statement of Operations.

During the six months ended October 31, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Nuveen Investments	165

Notes to Financial Statements (Unaudited) (continued)

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2010, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	High Yield	All-American	Insured	Intermediate Duration	Limited Term
Maximum exposure to Recourse Trusts	$1,059,392,000	$27,405,000	$19,490,000	$11,250,000	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended October 31, 2010, were as follows:

	High Yield	Insured
Average floating rate obligations outstanding	$194,252,663	$7,495,000
Average annual interest rate and fees	0.80%	0.51%

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

The following Funds invested in forward swap contracts during the six months ended October 31, 2010. The average notional amounts of forward swap contracts outstanding during the six months ended October 31, 2010, were as follows:

	High Yield	All-American	Intermediate Duration
Average notional amount of forward swap contracts outstanding	$254,166,667	$9,250,000	$17,666,667

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is

166	Nuveen Investments

closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not enter into futures contracts during the six months ended October 31, 2010.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

ReFlow Liquidity Program

High Yield may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. After purchasing fund shares, ReFlow then redeems those shares when the fund next experiences net sales, at the end of ReFlow’s maximum holding period (currently 28 days), or at other times at ReFlow’s discretion. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% (for each use for up to 28 days) of the value of the fund shares purchased by ReFlow. The fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares are made on an investment-blind basis without regard to the fund’s investment objective, policies or anticipated performance.

ReFlow will only purchase Class I shares of a fund and will not be subject to any investment minimum applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund.

Fees incurred on the ReFlow liquidity program, if any, are recognized as a component of “Other expenses” on the Statement of Operations.

During the six months ended October 31, 2010, the Fund did not participate in the ReFlow liquidity program.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

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Notes to Financial Statements (Unaudited) (continued)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2010:

High Yield	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$5,659,449,005	$88,686,729	$5,748,135,734
Common Stocks	13,854,027	—	—	13,854,027
Derivatives:
Forward Swaps*	—	(38,176,820)	—	(38,176,820)
Total	$13,854,027	$5,621,272,185	$88,686,729	$5,723,812,941

All-American	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$671,157,541	$52,042	$671,209,583
Derivatives:
Forward Swaps*	—	(906,772)	—	(906,772)
Total	$—	$670,250,769	$52,042	$670,302,811

Insured	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$878,753,515	$—	$878,753,515
Short-Term Investments	—	2,885,000	—	2,885,000
Total	$—	$881,638,515	$—	$881,638,515

Intermediate Duration	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$2,559,848,107	$1,992,825	$2,561,840,932

Limited Term	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$2,188,168,917	$300,770	$2,188,469,687
Short-Term Investments	—	231,712,623	—	231,712,623
Total	$—	$2,419,881,540	$300,770	$2,420,182,310
*	Represents net unrealized appreciation (depreciation).

168	Nuveen Investments

The following is a reconciliation of High Yield’s, All-American’s, Intermediate Duration’s and Limited Term’s Level 3 investments held at the beginning and end of the measurement period:

	High Yield Level 3 Municipal Bonds	All-American Level 3 Municipal Bonds	Intermediate Duration Level 3 Municipal Bonds	Limited Term Level 3 Municipal Bonds
Balance at the beginning of period	$79,609,442	$649,400	$—	$358,150
Gains (losses):
Net realized gains (losses)	(4,678,734)	22,592	—	—
Net change in unrealized appreciation (depreciation)	12,580,039	255,010	—	(57,380)
Net purchases at cost (sales at proceeds)	(28,416,851)	(874,960)	—	—
Net discounts (premiums)	(819)	—	—	—
Net transfers in to (out of) at end of period fair value	29,593,652	—	1,992,825	—
Balance at the end of period	$88,686,729	$52,042	$1,992,825	$300,770

"Change in net unrealized appreciation (depreciation) of investments" presented on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at period end as follows:

	High Yield	All-American	Intermediate Duration	Limited Term
Level 3 net unrealized appreciation (depreciation)	$(2,587,148)	$255,010	$(2,825,383)	$(57,380)

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of October 31, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

High Yield
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$—	Unrealized depreciation on forward swaps*	$38,176,820

All-American
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$—	Unrealized depreciation on forward swaps*	$906,772
*	Represents cumulative unrealized appreciation (depreciation) of forward swap contracts as reported in the Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended October 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Swaps	High Yield	All-American	Intermediate Duration
Risk Exposure
Interest Rate	$ (24,275,000)	$ (1,606,667)	$ (5,965,000)
Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	High Yield	All-American	Intermediate Duration
Risk Exposure
Interest Rate	$ (24,468,320)	$ (527,072)	$ 2,135,900

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Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	High Yield
	Six Months Ended 10/31/10		Year Ended 4/30/2010
	Shares	Amount	Shares	Amount
Shares sold:
Class A	29,673,872	$467,387,411	88,951,548	$1,287,576,931
Class A – automatic conversion of Class B Shares	131,268	2,073,453	150,305	2,150,657
Class B	14,670	232,474	48,119	696,341
Class C	12,631,631	198,850,864	32,352,547	468,267,424
Class I	35,882,452	565,190,847	70,224,042	1,029,622,941
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,755,666	43,475,869	5,690,806	83,274,143
Class B	83,956	1,322,573	200,971	2,927,190
Class C	1,327,177	20,932,041	2,359,887	34,579,310
Class I	2,333,179	36,845,780	3,529,539	51,757,913
	84,833,871	1,336,311,312	203,507,764	2,960,852,850
Shares redeemed:
Class A	(28,103,965)	(441,650,268)	(62,051,279)	(909,370,244)
Class B	(514,327)	(8,093,710)	(1,093,129)	(16,031,777)
Class B – automatic conversion to Class A Shares	(131,412)	(2,073,453)	(150,387)	(2,150,657)
Class C	(6,339,827)	(99,840,659)	(11,118,927)	(163,709,911)
Class I	(13,204,430)	(207,545,336)	(28,681,177)	(426,216,302)
	(48,293,961)	(759,203,426)	(103,094,899)	(1,517,478,891)
Net increase (decrease)	36,539,910	$577,107,886	100,412,865	$1,443,373,959

	All-American
	Six Months Ended 10/31/10		Year Ended 4/30/2010
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,483,897	$59,404,324	10,356,146	$106,873,541
Class A – automatic conversion of Class B Shares	80,642	865,358	245,406	2,494,136
Class B	3,648	39,732	51,454	542,219
Class C	3,738,894	40,369,711	4,737,076	48,962,605
Class I	6,098,470	66,392,573	5,321,383	53,663,666
Shares issued to shareholders due to reinvestment of distributions:
Class A	465,778	5,038,407	836,632	8,622,867
Class B	9,666	104,749	25,576	263,187
Class C	158,333	1,713,609	243,933	2,518,147
Class I	106,402	1,160,211	85,958	891,516
	16,145,730	175,088,674	21,903,564	224,831,884
Shares redeemed:
Class A	(3,562,959)	(38,352,119)	(10,117,472)	(105,024,180)
Class B	(105,839)	(1,150,849)	(211,451)	(2,183,403)
Class B – automatic conversion to Class A Shares	(80,417)	(865,358)	(244,701)	(2,494,136)
Class C	(901,407)	(9,724,512)	(2,101,609)	(21,470,022)
Class I	(836,907)	(9,089,865)	(2,944,101)	(29,320,421)
	(5,487,529)	(59,182,703)	(15,619,334)	(160,492,162)
Net increase (decrease)	10,658,201	$115,905,971	6,284,230	$64,339,722

170	Nuveen Investments

	Insured
	Six Months Ended 10/31/10		Year Ended 4/30/2010
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,022,314	$31,719,857	7,671,450	$78,731,021
Class A – automatic conversion of Class B Shares	96,603	1,011,822	291,037	2,956,935
Class B	18,145	191,075	35,426	367,114
Class C	1,184,285	12,358,006	2,810,446	28,709,682
Class I	740,092	7,753,100	1,453,536	14,910,784
Shares issued to shareholders due to reinvestment of distributions:
Class A	401,336	4,215,921	738,545	7,579,243
Class B	10,252	107,901	30,014	308,269
Class C	90,138	941,693	156,253	1,595,366
Class I	714,461	7,491,312	1,493,877	15,292,908
	6,277,626	65,790,687	14,680,584	150,451,322
Shares redeemed:
Class A	(2,451,858)	(25,724,734)	(5,288,208)	(54,267,434)
Class B	(228,552)	(2,402,343)	(408,623)	(4,204,826)
Class B – automatic conversion to Class A Shares	(96,340)	(1,011,822)	(290,362)	(2,956,935)
Class C	(764,257)	(7,981,164)	(1,234,416)	(12,616,043)
Class I	(1,760,163)	(18,467,201)	(3,445,455)	(35,328,384)
	(5,301,170)	(55,587,264)	(10,667,064)	(109,373,622)
Net increase (decrease)	976,456	$10,203,423	4,013,520	$41,077,700

	Intermediate Duration
	Year Ended 10/31/10		Year Ended 4/30/2010
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,955,902	$44,890,392	11,278,797	$99,937,996
Class A – automatic conversion of Class B Shares	76,466	694,026	160,700	1,409,225
Class B	35,110	317,733	45,500	407,184
Class C	2,450,349	22,246,274	4,419,786	39,369,152
Class I	13,324,314	120,904,370	18,500,325	164,799,655
Shares issued to shareholders due to reinvestment of distributions:
Class A	567,675	5,147,396	1,117,950	9,891,299
Class B	9,447	85,940	23,562	208,907
Class C	97,429	886,330	150,047	1,333,479
Class I	3,462,958	31,468,267	6,966,384	61,728,917
	24,979,650	226,640,728	42,663,051	379,085,814
Shares redeemed:
Class A	(4,966,872)	(44,892,040)	(8,793,496)	(77,906,435)
Class B	(219,894)	(2,000,852)	(340,866)	(3,025,280)
Class B – automatic conversion to Class A Shares	(76,214)	(694,026)	(160,152)	(1,409,225)
Class C	(909,589)	(8,269,470)	(1,770,080)	(15,692,848)
Class I	(14,712,860)	(133,486,192)	(22,296,294)	(197,326,048)
	(20,885,429)	(189,342,580)	(33,360,888)	(295,359,836)
Net increase (decrease)	4,094,221	$37,298,148	9,302,163	$83,725,978

Nuveen Investments	171

Notes to Financial Statements (Unaudited) (continued)

	Limited Term
	Year Ended 10/31/10		Year Ended 4/30/2010
	Shares	Amount	Shares	Amount
Shares sold:
Class A	18,780,593	$205,863,562	60,399,159	$651,748,222
Class C	11,360,787	124,093,628	25,751,903	277,016,461
Class I	21,614,843	235,757,623	48,106,743	516,199,916
Shares issued to shareholders due to reinvestment of distributions:
Class A	878,215	9,645,913	1,619,049	17,458,455
Class C	332,793	3,643,037	543,583	5,844,938
Class I	397,268	4,337,385	602,299	6,459,551
	53,364,499	583,341,148	137,022,736	1,474,727,543
Shares redeemed:
Class A	(14,708,975)	(161,234,325)	(27,813,279)	$(300,340,386)
Class C	(4,347,700)	(47,563,830)	(5,952,377)	(64,132,529)
Class I	(14,264,782)	(155,885,578)	(15,876,451)	(170,106,037)
	(33,321,457)	(364,683,733)	(49,642,107)	(534,578,952)
Net increase (decrease)	20,043,042	$218,657,415	87,380,629	$940,148,591

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended October 31, 2010, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Purchases	$794,821,917	$159,520,228	$43,245,456	$102,279,640	$305,581,900
Sales and maturities	191,863,755	42,274,175	24,003,563	54,513,714	80,074,272

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Cost of investments	$5,595,412,925	$629,801,758	$845,703,753	$2,440,357,013	$2,333,010,406
Gross unrealized:
Appreciation	$471,809,083	$47,606,567	$44,873,166	$148,122,484	$98,704,236
Depreciation	(513,040,006)	(6,198,742)	(16,433,021)	(26,638,565)	(11,532,332)
Net unrealized appreciation (depreciation) of investments	$(41,230,923)	$41,407,825	$28,440,145	$121,483,919	$87,171,904

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at April 30, 2010, the Funds’ last tax year-end, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Capital paid-in	$(29,958)	$5,125	$960	$20	$(883,144)
Undistributed (Over-distribution of) net investment income	(522,763)	(91,914)	(31,443)	(262,106)	560,084
Accumulated net realized gain (loss)	552,721	86,789	30,483	262,086	323,060

172	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2010, the Funds’ last tax year end, were as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Undistributed net tax-exempt income*	$2,646,371	$4,437,661	$3,465,802	$12,475,706	$—
Undistributed net ordinary income**	171,178	98,506	—	—	—
Undistributed net long-term capital gains	—	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2010 through April 30, 2010, and paid on May 3, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2010, was designated for purposes of the dividends paid deduction as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Distributions from net tax-exempt income	$288,747,947	$25,148,674	$36,845,233	$94,508,836	$53,706,972
Distributions from net ordinary income**	1,315,100	—	16,492	542,844	880,264
Distributions from net long-term capital gains	—	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2010, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Expiration:
April 30, 2011	$—	$—	$—	$—	$998,547
April 30, 2012	—	3,378,131	—	—	—
April 30, 2013	—	605,409	—	—	169,527
April 30, 2014	—	—	—	—	1,064,312
April 30, 2015	273,441	—	—	—	7,283,015
April 30, 2016	25,595,622	—	—	—	546,020
April 30, 2017	277,191,907	2,196,257	3,263,476	624,900	1,071,726
April 30, 2018	755,760,482	14,165,565	—	9,350,492	543,730
Total	$1,058,821,452	$20,345,362	$3,263,476	$9,975,392	$11,676,877

During the Fund’s last tax year ended April 30, 2010, Insured utilized $2,653,045 of its capital loss carryforward.

At April 30, 2010, the Fund’s last tax year end, $337,552 of Limited Term’s capital loss carryforward expired.

The following Fund elected to defer net realized losses from investments incurred from November 1, 2009 through April 30, 2010, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

Limited Term
Post-October capital losses	$642,965

7. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	High Yield Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

Nuveen Investments	173

Notes to Financial Statements (Unaudited) (continued)

Average Daily Net Assets*	All-American Insured Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate
For the first $125 million	.3000%	.2500%
For the next $125 million	.2875	.2375
For the next $250 million	.2750	.2250
For the next $500 million	.2625	.2125
For the next $1 billion	.2500	.2000
For the next $3 billion	.2250	.1750
For net assets over $5 billion	.2125	.1625

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of October 31, 2010, the complex-level fee rate was .1809%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser has agreed to waive fees or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Insured and Intermediate Duration do not exceed .975% and .750%, respectively, of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended October 31, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Sales charges collected	$4,063,293	$913,791	$482,456	$228,939	$582,678
Paid to financial intermediaries	3,649,118	805,058	422,056	195,826	497,793

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended October 31, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
Commission advances	$3,257,202	$554,478	$204,931	$189,211	$1,345,788

174	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 2010, the Distributor retained such 12b-1 fees as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
12b-1 fees retained	$1,884,597	$210,990	$98,596	$410,786	$732,200

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2010, as follows:

	High Yield	All- American	Insured	Intermediate Duration	Limited Term
CDSC retained	$167,726	$6,221	$8,939	$7,447	$168,254

8. Borrowing Arrangements

During June 2009, High Yield entered into a $150 million committed 364-day secured line of credit (“Committed Secured Line”) with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands on the Fund. Interest charged on the Committed Secured Line was calculated at a rate per annum equal to the higher of the overnight Federal Funds rate or the overnight London Inter-bank Offered Rate (LIBOR) plus 1.25% and the Fund accrued a commitment fee of 0.15% per annum on the unused portion of the Committed Secured Line.

During June 2010, the Fund entered into a new $150 million committed 364-day unsecured line of credit (“Committed Unsecured Line”). Interest charged on the Committed Unsecured Line bears the same interest rate as the 2009 facility and the Fund accrues a commitment fee of 0.12% on the unused portion of the Committed Unsecured Line.

As of October 31, 2010, the Fund’s outstanding balance on such borrowings was $20 million, which are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and commitment fees incurred on all obligations under these borrowing arrangements are recognized as a component of “Interest expense” on the Statement of Operations.

During the six months ended October 31, 2010, the Fund’s combined average daily loan balance outstanding on all obligations under these borrowing arrangements and corresponding weighted average annualized interest rate were $11,777,778 and 1.87%, respectively.

9. New Accounting Standards

Fair Value Measurements

On January 21, 2010, the Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

10. Subsequent Events

Borrowing Arrangements

Subsequent to the reporting period, the Fund increased its Committed Unsecured Line of credit from $150 million to $300 million through March 31, 2011 after which the line reverts to $150 million. All other terms of the Committed Unsecured Line remain unchanged.

Nuveen Investments	175

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)
Class A (6/99)
2011(g)	$15.53	$.54	$.45	$.99	$(.53)	$—		$(.53)	$15.99	6.50%
2010	12.73	1.06	2.83	3.89	(1.09)	—		(1.09)	15.53	31.50
2009	19.26	1.13	(6.52)	(5.39)	(1.14)	—		(1.14)	12.73	(28.45)
2008	22.77	1.12	(3.55)	(2.43)	(1.08)	—		(1.08)	19.26	(10.97)
2007	22.06	1.06	.73	1.79	(1.08)	—	*	(1.08)	22.77	8.24
2006	21.84	1.10	.24	1.34	(1.12)	—		(1.12)	22.06	6.25
Class B (6/99)
2011(g)	15.51	.48	.47	.95	(.48)	—		(.48)	15.98	6.19
2010	12.72	.95	2.83	3.78	(.99)	—		(.99)	15.51	30.40
2009	19.24	1.01	(6.51)	(5.50)	(1.02)	—		(1.02)	12.72	(28.99)
2008	22.75	.96	(3.55)	(2.59)	(.92)	—		(.92)	19.24	(11.63)
2007	22.04	.89	.72	1.61	(.90)	—	*	(.90)	22.75	7.43
2006	21.82	.93	.25	1.18	(.96)	—		(.96)	22.04	5.48
Class C (6/99)
2011(g)	15.51	.50	.46	.96	(.49)	—		(.49)	15.98	6.22
2010	12.73	.98	2.82	3.80	(1.02)	—		(1.02)	15.51	30.73
2009	19.25	1.04	(6.50)	(5.46)	(1.06)	—		(1.06)	12.73	(28.87)
2008	22.76	1.00	(3.55)	(2.55)	(.96)	—		(.96)	19.25	(11.44)
2007	22.05	.94	.72	1.66	(.95)	—	*	(.95)	22.76	7.65
2006	21.83	.98	.24	1.22	(1.00)	—		(1.00)	22.05	5.68
Class I (6/99)(e)
2011(g)	15.52	.56	.46	1.02	(.55)	—		(.55)	15.99	6.67
2010	12.73	1.09	2.82	3.91	(1.12)	—		(1.12)	15.52	31.66
2009	19.26	1.16	(6.51)	(5.35)	(1.18)	—		(1.18)	12.73	(28.33)
2008	22.78	1.16	(3.56)	(2.40)	(1.12)	—		(1.12)	19.26	(10.82)
2007	22.07	1.11	.72	1.83	(1.12)	—	*	(1.12)	22.78	8.48
2006	21.85	1.14	.24	1.38	(1.16)	—		(1.16)	22.07	6.45

176	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(f)

Ending Net Assets (000)	Expenses Including Interest(c)(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$2,294,995	.85	%**	.82	%**	6.81	%**	4%
2,158,475	.89		.86		7.27		11
1,352,846	.97		.88		7.20		50
1,959,271	1.08		.83		5.27		27
2,627,743	.88		.83		4.70		5
1,800,261	.88		.88		4.97		4

67,398	1.60	**	1.57	**	6.10	**	4
73,920	1.64		1.61		6.58		11
73,287	1.72		1.63		6.41		50
139,377	1.83		1.59		4.53		27
184,996	1.63		1.58		3.97		5
171,326	1.62		1.62		4.23		4

1,323,380	1.40	**	1.37	**	6.26	**	4
1,166,535	1.44		1.41		6.71		11
656,599	1.52		1.43		6.63		50
1,071,895	1.63		1.39		4.73		27
1,375,664	1.43		1.38		4.15		5
908,434	1.43		1.43		4.42		4

1,943,944	.65	**	.62	**	7.00	**	4
1,498,640	.69		.66		7.43		11
655,390	.77		.68		7.38		50
914,424	.89		.64		5.49		27
1,177,168	.67		.62		4.87		5
291,435	.68		.68		5.16		4

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities and interest expense paid on Fund borrowings, as described in Footnote 8 – Borrowing Arrangements.
(d)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended April 30:
2011(g)	—	%***
2010	.01
2009	.01
2008	.06
2007	—
2006	—

(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(g)	For the six months ended October 31, 2010.
*	Rounds to less than $.01 per share.
**	Annualized.
***	Annualized and rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	177

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ALL-AMERICAN
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (10/88)
2011(f)	$10.63	$.28	$.27	$.55	$(.28)	$—	$(.28)	$10.90	5.18%
2010	9.54	.56	1.06	1.62	(.53)	—	(.53)	10.63	17.36
2009	10.50	.53	(1.00)	(.47)	(.49)	—	(.49)	9.54	(4.41)
2008	10.92	.48	(.44)	.04	(.46)	—	(.46)	10.50	.41
2007	10.80	.46	.12	.58	(.46)	—	(.46)	10.92	5.47
2006	11.03	.48	(.23)	.25	(.48)	—	(.48)	10.80	2.33
Class B (2/97)
2011(f)	10.66	.24	.27	.51	(.24)	—	(.24)	10.93	4.79
2010	9.57	.49	1.06	1.55	(.46)	—	(.46)	10.66	16.49
2009	10.53	.46	(1.01)	(.55)	(.41)	—	(.41)	9.57	(5.14)
2008	10.94	.39	(.42)	(.03)	(.38)	—	(.38)	10.53	(.28)
2007	10.82	.38	.12	.50	(.38)	—	(.38)	10.94	4.66
2006	11.05	.40	(.23)	.17	(.40)	—	(.40)	10.82	1.55
Class C (6/93)
2011(f)	10.63	.25	.27	.52	(.25)	—	(.25)	10.90	4.92
2010	9.55	.50	1.06	1.56	(.48)	—	(.48)	10.63	16.62
2009	10.50	.48	(1.00)	(.52)	(.43)	—	(.43)	9.55	(4.88)
2008	10.92	.42	(.44)	(.02)	(.40)	—	(.40)	10.50	(.17)
2007	10.80	.40	.12	.52	(.40)	—	(.40)	10.92	4.87
2006	11.03	.42	(.23)	.19	(.42)	—	(.42)	10.80	1.75
Class I (2/97)(d)
2011(f)	10.67	.29	.28	.57	(.29)	—	(.29)	10.95	5.38
2010	9.58	.58	1.07	1.65	(.56)	—	(.56)	10.67	17.52
2009	10.54	.55	(1.00)	(.45)	(.51)	—	(.51)	9.58	(4.22)
2008	10.96	.50	(.44)	.06	(.48)	—	(.48)	10.54	.58
2007	10.83	.48	.13	.61	(.48)	—	(.48)	10.96	5.72
2006	11.07	.50	(.24)	.26	(.50)	—	(.50)	10.83	2.40

178	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)

Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$388,727	.77	%*	.77	%*	5.13	%*	7%
352,666	.80		.80		5.46		33
303,949	.83		.80		5.48		31
315,885	.91		.80		4.43		29
283,722	.91		.79		4.21		6
247,254	.79		.79		4.37		8

8,065	1.52	*	1.52	*	4.41	*	7
9,706	1.55		1.55		4.73		33
12,342	1.57		1.54		4.70		31
17,624	1.66		1.55		3.66		29
22,087	1.67		1.55		3.46		6
33,500	1.54		1.54		3.61		8

187,566	1.31	*	1.31	*	4.56	*	7
151,025	1.34		1.34		4.91		33
108,149	1.38		1.35		4.95		31
100,333	1.46		1.35		3.89		29
78,977	1.46		1.34		3.66		6
76,049	1.34		1.34		3.82		8

99,499	.56	*	.56	*	5.25	*	7
39,683	.59		.59		5.64		33
12,027	.63		.60		5.67		31
11,541	.71		.60		4.64		29
8,910	.71		.59		4.42		6
7,173	.59		.59		4.57		8

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended October 31, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	179

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INSURED
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/94)
2011(f)	$10.39	$.22	$.16	$.38	$(.23)	$—	$(.23)	$10.54	3.64%
2010	10.02	.46	.36	.82	(.45)	—	(.45)	10.39	8.34
2009	10.45	.46	(.44)	.02	(.45)	—	(.45)	10.02	.33
2008	10.82	.45	(.36)	.09	(.45)	(.01)	(.46)	10.45	.85
2007	10.69	.45	.13	.58	(.45)	— *	(.45)	10.82	5.52
2006	11.04	.45	(.24)	.21	(.46)	(.10)	(.56)	10.69	1.84
Class B (2/97)
2011(f)	10.42	.18	.15	.33	(.19)	—	(.19)	10.56	3.15
2010	10.04	.38	.37	.75	(.37)	—	(.37)	10.42	7.61
2009	10.47	.38	(.44)	(.06)	(.37)	—	(.37)	10.04	(.44)
2008	10.83	.37	(.35)	.02	(.37)	(.01)	(.38)	10.47	.14
2007	10.70	.37	.13	.50	(.37)	— *	(.37)	10.83	4.70
2006	11.05	.37	(.25)	.12	(.37)	(.10)	(.47)	10.70	1.06
Class C (9/94)
2011(f)	10.34	.19	.15	.34	(.20)	—	(.20)	10.48	3.26
2010	9.96	.40	.37	.77	(.39)	—	(.39)	10.34	7.86
2009	10.39	.40	(.44)	(.04)	(.39)	—	(.39)	9.96	(.28)
2008	10.75	.39	(.36)	.03	(.38)	(.01)	(.39)	10.39	.31
2007	10.62	.39	.13	.52	(.39)	— *	(.39)	10.75	4.91
2006	10.96	.39	(.24)	.15	(.39)	(.10)	(.49)	10.62	1.33
Class I (12/86)(e)
2011(f)	10.38	.23	.14	.37	(.23)	—	(.23)	10.52	3.63
2010	10.00	.48	.37	.85	(.47)	—	(.47)	10.38	8.65
2009	10.43	.48	(.44)	.04	(.47)	—	(.47)	10.00	.51
2008	10.79	.47	(.35)	.12	(.47)	(.01)	(.48)	10.43	1.11
2007	10.67	.47	.12	.59	(.47)	— *	(.47)	10.79	5.61
2006	11.01	.47	(.24)	.23	(.47)	(.10)	(.57)	10.67	2.11

180	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement						Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$312,377	.76	%**	.76	%**	4.22	%**	.76	%**	.76	%**	4.22	%**	3%
297,044	.79		.78		4.46		.79		.78		4.46		14
252,137	.88		.79		4.58		.88		.79		4.58		10
242,493	.99		.77		4.25		.99		.77		4.25		9
220,377	.96		.77		4.17		.96		.77		4.17		10
205,982	.78		.78		4.13		.78		.78		4.13		27

9,398	1.51	**	1.51	**	3.47	**	1.51	**	1.51	**	3.47	**	3
12,361	1.54		1.53		3.72		1.54		1.53		3.72		14
18,273	1.62		1.53		3.83		1.62		1.53		3.83		10
23,125	1.74		1.52		3.49		1.74		1.52		3.49		9
27,490	1.71		1.52		3.42		1.71		1.52		3.42		10
34,186	1.53		1.53		3.38		1.53		1.53		3.38		27

92,856	1.31	**	1.31	**	3.67	**	1.31	**	1.31	**	3.67	**	3
86,326	1.34		1.33		3.91		1.34		1.33		3.91		14
65,940	1.43		1.34		4.04		1.43		1.34		4.04		10
48,375	1.54		1.32		3.70		1.54		1.32		3.70		9
34,338	1.51		1.32		3.62		1.51		1.32		3.62		10
33,459	1.33		1.33		3.58		1.33		1.33		3.58		27

470,982	.56	**	.56	**	4.42	**	.56	**	.56	**	4.42	**	3
467,722	.59		.58		4.66		.59		.58		4.66		14
455,745	.68		.59		4.78		.68		.59		4.78		10
496,431	.79		.57		4.44		.79		.57		4.44		9
540,402	.76		.57		4.37		.76		.57		4.37		10
569,874	.58		.58		4.33		.58		.58		4.33		27

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Polices, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended October 31, 2010.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	181

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE DURATION
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (6/95)
2011(f)	$8.98	$.17	$.12	$.29	$(.17)	$—	$(.17)	$9.10	3.23%
2010	8.54	.35	.43	.78	(.34)	—	(.34)	8.98	9.24
2009	8.78	.34	(.24)	.10	(.34)	—	(.34)	8.54	1.22
2008	8.97	.33	(.16)	.17	(.34)	(.02)	(.36)	8.78	1.90
2007	8.89	.34	.10	.44	(.34)	(.02)	(.36)	8.97	4.98
2006	9.10	.34	(.18)	.16	(.33)	(.04)	(.37)	8.89	1.70
Class B (2/97)
2011(f)	9.01	.14	.12	.26	(.14)	—	(.14)	9.13	2.84
2010	8.57	.28	.43	.71	(.27)	—	(.27)	9.01	8.40
2009	8.81	.28	(.25)	.03	(.27)	—	(.27)	8.57	.43
2008	9.00	.27	(.17)	.10	(.27)	(.02)	(.29)	8.81	1.13
2007	8.91	.27	.11	.38	(.27)	(.02)	(.29)	9.00	4.27
2006	9.11	.27	(.17)	.10	(.26)	(.04)	(.30)	8.91	1.01
Class C (6/95)
2011(f)	9.01	.15	.10	.25	(.14)	—	(.14)	9.12	2.83
2010	8.57	.30	.43	.73	(.29)	—	(.29)	9.01	8.62
2009	8.80	.30	(.24)	.06	(.29)	—	(.29)	8.57	.76
2008	9.00	.29	(.18)	.11	(.29)	(.02)	(.31)	8.80	1.22
2007	8.90	.29	.12	.41	(.29)	(.02)	(.31)	9.00	4.58
2006	9.11	.29	(.19)	.10	(.27)	(.04)	(.31)	8.90	1.10
Class I (11/76)(e)
2011(f)	9.00	.18	.12	.30	(.18)	—	(.18)	9.12	3.32
2010	8.56	.36	.43	.79	(.35)	—	(.35)	9.00	9.41
2009	8.79	.36	(.24)	.12	(.35)	—	(.35)	8.56	1.51
2008	8.99	.35	(.18)	.17	(.35)	(.02)	(.37)	8.79	1.99
2007	8.90	.36	.11	.47	(.36)	(.02)	(.38)	8.99	5.30
2006	9.11	.36	(.18)	.18	(.35)	(.04)	(.39)	8.90	1.90

182	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement						Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$385,075	.73	%*	.73	%*	3.75	%*	.73	%*	.73	%*	3.75	%*	2%
374,528	.75		.75		3.91		.75		.75		3.91		5
324,071	.76		.76		4.03		.76		.76		4.03		6
292,750	.75		.75		3.77		.75		.75		3.77		23
304,084	.75		.75		3.76		.75		.75		3.76		38
289,148	.75		.75		3.76		.75		.75		3.76		43

8,884	1.48	*	1.48	*	3.02	*	1.48	*	1.48	*	3.02	*	2
11,040	1.50		1.50		3.16		1.50		1.50		3.16		5
14,204	1.51		1.51		3.26		1.51		1.51		3.26		6
17,745	1.50		1.50		3.01		1.50		1.50		3.01		23
20,700	1.50		1.50		3.01		1.50		1.50		3.01		38
28,104	1.50		1.50		2.99		1.50		1.50		2.99		43

116,263	1.28	*	1.28	*	3.20	*	1.28	*	1.28	*	3.20	*	2
100,047	1.30		1.30		3.35		1.30		1.30		3.35		5
71,165	1.31		1.31		3.48		1.31		1.31		3.48		6
56,741	1.30		1.30		3.22		1.30		1.30		3.22		23
54,909	1.30		1.30		3.21		1.30		1.30		3.21		38
57,734	1.30		1.30		3.20		1.30		1.30		3.20		43

2,089,255	.53	*	.53	*	3.96	*	.53	*	.53	*	3.96	*	2
2,044,122	.55		.55		4.11		.55		.55		4.11		5
1,916,368	.56		.56		4.21		.56		.56		4.21		6
2,128,272	.55		.55		3.96		.55		.55		3.96		23
2,046,934	.55		.55		3.96		.55		.55		3.96		38
2,128,270	.55		.55		3.95		.55		.55		3.95		43

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the six months ended October 31, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	183

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LIMITED TERM
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)
Class A (10/87)
2011(f)	$10.85	$.15	$.16	$.31	$(.15)	$—		$(.15)	$11.01	2.84%
2010	10.60	.32	.28	.60	(.35)	—		(.35)	10.85	5.73
2009	10.63	.38	(.03)	.35	(.38)	—		(.38)	10.60	3.38
2008	10.60	.38	.03	.41	(.38)	—		(.38)	10.63	3.95
2007	10.55	.38	.04	.42	(.37)	—	*	(.37)	10.60	4.07
2006	10.76	.36	(.22)	.14	(.35)	—		(.35)	10.55	1.29
Class C (12/95)
2011(f)	10.82	.13	.15	.28	(.13)	—		(.13)	10.97	2.59
2010	10.57	.28	.28	.56	(.31)	—		(.31)	10.82	5.39
2009	10.60	.34	(.03)	.31	(.34)	—		(.34)	10.57	3.04
2008	10.57	.34	.04	.38	(.35)	—		(.35)	10.60	3.61
2007	10.52	.34	.05	.39	(.34)	—	*	(.34)	10.57	3.72
2006	10.74	.32	(.23)	.09	(.31)	—		(.31)	10.52	.86
Class I (2/97)(d)
2011(f)	10.79	.16	.15	.31	(.16)	—		(.16)	10.94	2.85
2010	10.54	.34	.28	.62	(.37)	—		(.37)	10.79	5.94
2009	10.57	.40	(.03)	.37	(.40)	—		(.40)	10.54	3.59
2008	10.54	.40	.04	.44	(.41)	—		(.41)	10.57	4.21
2007	10.50	.40	.04	.44	(.40)	—	*	(.40)	10.54	4.22
2006	10.72	.38	(.23)	.15	(.37)	—		(.37)	10.50	1.43

184	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(e)
Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$1,070,033	.68	%**	.68	%**	2.64	%**	4%
1,001,241	.71		.71		2.98		10
615,646	.72		.72		3.59		11
487,491	.72		.72		3.57		12
410,955	.73		.73		3.55		16
460,864	.72		.72		3.36		59

597,270	1.03	**	1.03	**	2.28	**	4
509,512	1.06		1.06		2.63		10
282,951	1.07		1.07		3.24		11
219,228	1.07		1.07		3.22		12
213,117	1.08		1.08		3.20		16
271,925	1.07		1.07		3.00		59

789,219	.48	**	.48	**	2.84	**	4
694,430	.51		.51		3.16		10
332,373	.52		.52		3.78		11
117,193	.52		.52		3.77		12
41,901	.52		.52		3.78		16
16,703	.52		.52		3.55		59

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(f)	For the six months ended October 31, 2010.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	185

Annual Investment Management Agreement Approval Process

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. The Board also reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. This information

186	Nuveen Investments

supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that the Nuveen All-American Municipal Bond Fund and the Nuveen Limited Term Municipal Bond Fund generally demonstrated favorable performance in comparison to peers, performing in the top two quartiles over the various periods. In addition, the Independent Board Members noted that although the performance of the Nuveen High Yield Municipal Bond Fund (the “High Yield Fund”) and the Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Fund”) lagged their respective peers somewhat in the longer periods, the performance had improved in the one-year period, performing in the first or second quartile. Finally, the Independent Board Members noted that the performance of the Nuveen Insured Municipal Bond Fund over time was satisfactory compared to peers, falling within the second or third quartile over various periods.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. It was noted that the High Yield Fund and the Intermediate Duration Fund had net advisory fees above the peer average of their respective Peer Group (or Peer Universe, as applicable), but net expense ratios below, at or near (within 5 basis points or less) the peer expense ratio average. Each other Fund had net management fees and/or a net expense ratio below, at or near (within 5 basis points or less) the peer average of its Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

Nuveen Investments	187

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

188	Nuveen Investments

Notes

Nuveen Investments	189

Notes

190	Nuveen Investments

Notes

Nuveen Investments	191

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed”, with current holders receiving a formula-based interest rate until the next scheduled auction.

Pre-refundings: Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

192	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Funds’ quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	193

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed more than $160 billion of assets on September 30, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-NAT-1010D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date January 7, 2011

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date January 7, 2011